UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7486
                                                     ---------------------

                  Nuveen Maryland Premium Income Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT MAY 31, 2005

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds


                                   NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
                                                                             NMY

                               NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NFM

                             NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NZR

                             NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                                                                             NWI

                                   NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
                                                                             NPV

                               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NGB

                             NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NNB

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DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

LOGO: NUVEEN INVESTMENTS

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


CHAIRMAN'S
      LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with monthly tax-free income and an attractive total return. For more details about the management strategy and performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

As I noted in my last letter to you, many market observers are wondering whether longer-term interest rates will soon begin to rise substantially, mirroring the rise that has taken place over the past year in shorter-term rates. If longer-term rates do begin to rise significantly, some have suggested that this would be a signal to begin adjusting your holdings of fixed-income investments.

Nobody knows what the market will do in the future. But from our experience, we do know that a well-balanced portfolio, structured and carefully monitored with the help of a trusted investment professional, can be an important component in helping you achieve your long-term financial goals. In fact, a well-diversified portfolio may actually help to reduce your overall


"IN FACT, A WELL-DIVERSIFIED PORTFOLIO MAY ACTUALLY HELP TO REDUCE YOUR OVERALL INVESTMENT RISK OVER THE LONG TERM."


investment risk over the long term. That is one reason why we believe that a municipal bond investment like your Nuveen Fund can be an important building block in a comprehensive investment program designed to perform well in a variety of market conditions.

As in past reports, I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for instructions.

You may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions had, and will have, no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders will be asked to formally approve the continuation of your Fund's management contract with Nuveen. We recently sent you more information about this process. Be sure to read the information carefully and return your completed proxy form by the date indicated.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 2005

Nuveen Investments Maryland and Virginia Municipal Closed-End Exchange-Traded Funds (NMY, NFM, NZR, NWI, NPV, NGB, NNB)


PORTFOLIO MANAGER'S
         COMMENTS

Portfolio manager Paul Brennan reviews the economic and municipal market environments, key investment strategies and the annual performance of these Funds. Paul, who has 14 years of investment experience, including 8 years with Nuveen, has managed NMY and NPV since 1999; NFM, NZR, NGB and NNB since 2001; and NWI since 2002.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2005?

During this 12-month reporting period, the Federal Reserve implemented eight separate one-quarter-point increases in the fed funds rate. These increases, which were intended to help control economic growth and head off an increase in the rate of inflation, raised this short-term target rate to 3.00% from 1.00%. (On June 30, 2005, after the close of this reporting period, the fed funds rate was raised another quarter point to 3.25%.) As the Fed raised short-term rates, many market observers expected to see longer-term interest rates increase as well. However, yields on longer-term municipal bonds (as measured by the widely-followed Bond Buyer 25 Revenue Bond Index) actually declined by 61 basis points during this reporting period. This resulted in a flattening of the municipal market yield curve over the 12-month period.

The Fed's actions during this period seem to have helped the U.S. maintain a fairly steady economic expansion. After growing at an annualized rate of 3.3% in the second quarter of 2004, the U.S. gross domestic product (GDP) grew by 4.0% in the third quarter of 2004 and by 3.8% in both the fourth quarter of 2004 and the first quarter of 2005. The year-over-year increase in the Consumer Price Index (CPI) as of May 31, 2005, was a modest 2.8%, while unemployment in May 2005 dropped to 5.1% nationally, down from 5.6% in May 2004.


HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN MARYLAND AND VIRGINIA?

Maryland's economy continued to expand at a slow but steady pace over the 12-month period, with good job growth across a variety of industries. Increased federal spending, tourism and ties to the Washington D.C. economy boosted the state's economy and offset the impact of declines in manufacturing, transportation and warehousing. As of May 2005, unemployment in Maryland was 4.2%, on par with May 2004 and well below the national average. Maryland is one of the few states that has managed to maintain healthy reserves despite a difficult budget environment. However, pressures remain, given the rapid growth in Medicaid and education expenditures. As of May 31, 2005, Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, carried Aaa/AAA/AAA ratings from Moody's, Standard & Poor's, and Fitch, respectively. For the 12 months ended May 31, 2005, Maryland issuers offered $5.0 billion in new municipal debt, a decrease of 23% from the previous 12-month period.

Over the 12-month period, Virginia continued to outperform the national economy. Construction and professional and business services led employment growth and offset continuing job losses in manufacturing and telecommunications. Federal spending remained a key growth driver, accounting for a third of the job growth over the past year, with the strongest growth concentrated in northern Virginia. In May 2005, Virginia's unemployment rate was 3.6%, slightly below the 3.7% level of May 2004. As of May 31, 2005, Moody's, Standard & Poor's, and Fitch rated Virginia's general obligation debt at Aaa/AAA/AAA, respectively. During the 12-month reporting period ended May 31, 2005, new municipal issuance in Virginia increased 48% from that of the previous 12 months, totaling $9.6 billion.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE MARYLAND AND VIRGINIA FUNDS DURING THE 12 MONTHS ENDED MAY 31, 2005?

With many market participants anticipating higher interest rates throughout this reporting period, our focus continued to be on finding bonds that we believed would add immediate value to the Funds' portfolios while also offering the potential to perform well under a variety of future market scenarios.

Overall, our purchase activity in these Funds emphasized bonds in the intermediate part of the yield curve, that is, bonds that mature in 10 to 20 years. We believed that in Maryland and Virginia this part of the curve generally offered the most attractive opportunities and the best values during this period. We also placed an emphasis on purchasing premium bonds, which are bonds that at the time of purchase were trading above their par values because their coupons were higher than current interest rate levels. These bonds have been in great demand recently, since historically they have held their value better than current coupon bonds when interest rates rise.

The majority of our new purchases over this period included insured or highly rated bonds, reflecting the overall high credit quality of new issue supply. However, while the municipal markets in Maryland and Virginia did not provide many opportunities to purchase non-rated bonds, or bonds rated BBB and lower, during this period, we continued to look for these lower-rated issues. Lower-rated bonds were generally among the best performers during this period.

Some of the additions to the Maryland and Virginia Funds during this period were financed with the proceeds from sales of older pre-refunded bonds and other "defensive" bonds with shorter maturities, which tended to underperform in the generally bullish interest rate environment of the past 12 months.

As discussed in our last shareholder report, in late 2004 we began using forward interest rate swaps, a type of derivative financial instrument, in an attempt to reduce some of the interest rate risk in NFM, NZR, NWI and NNB. It is important to note that we did not use these hedges in an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce these Funds' durations (and therefore their price sensitivity to interest rate changes) without having a negative impact on their income streams or common share dividends over the short term. The gain or loss from each Fund's hedging activity is reflected as an addition or subtraction to the Fund's net asset value (NAV) as the market value of each hedge fluctuates. The hedges were effective in helping to reduce the NAV volatility of these Funds over the course of this reporting period. However, they did have negative impacts on each Fund's total return during this period because declining long-term interest rates caused the value of the hedges to decline as the value of each Fund's portfolio rose.


HOW DID THE FUNDS PERFORM?
Individual results for these Funds, as well as for comparative indexes and averages, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 5/31/05

MARYLAND FUNDS             1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NMY                        12.52%           9.75%             7.24%
--------------------------------------------------------------------------------
NFM                        11.60%           NA                NA
--------------------------------------------------------------------------------
NZR                        12.22%           NA                NA
--------------------------------------------------------------------------------
NWI                        12.67%           NA                NA
--------------------------------------------------------------------------------

VIRGINIA FUNDS             1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NPV                        12.13%           9.62%             7.55%
--------------------------------------------------------------------------------
NGB                        14.46%           NA                NA
--------------------------------------------------------------------------------
NNB                        13.75%           NA                NA
--------------------------------------------------------------------------------
Lehman Brothers
Municipal Bond Index1       7.96%           7.30%             6.22%
--------------------------------------------------------------------------------
Lipper Other States
Municipal Debt
Funds Average2             12.61%           9.88%             7.10%
--------------------------------------------------------------------------------

* Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended May 31, 2005, the total returns on NAV for all seven of these Funds outperformed the return on the Lehman Brothers Municipal Bond Index. NWI, NGB and NNB also outperformed the average return for the Lipper Other States peer group, while NMY, NFM, NZR and NPV trailed the group average. Please keep in mind that the Lipper Other States average represents the overall average of returns for funds from 10 different states displaying a variety of economic and municipal market conditions. We believe that makes direct comparisons between the returns of specific state funds with a multi-state group average less meaningful.

One of the primary factors benefiting the 12-month performance of these Funds relative to that of the unleveraged, unmanaged Lehman Brothers index was the Funds' use of financial leverage. While leveraging can add volatility to a Fund's NAV and share price, especially during periods when interest rates rise, this strategy also can provide opportunities for additional income and total return for common shareholders when short-term interest rates remain relatively low and long-term rates fall.

As noted earlier, over most of this reporting period, longer-term rates tended to fall while shorter-term interest rates rose. As a result, bonds with longer effective maturities and longer durations generally performed better than securities with shorter effective maturities and shorter durations. Much of the performance differential between these seven Funds over this period was the result of this effective maturity and duration positioning.

All of the Funds in this report benefited during this period from their allocations to non-rated bonds, or to bonds rated BBB or lower. These bonds generally outperformed higher


1 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Lipper Other States Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 44 funds; 5 years, 19 funds; and 10 years, 17 funds. Fund and Lipper returns assume reinvestment of dividends.

rated securities as the economy improved. Some of the sectors with larger concentrations of these lower quality bonds that made positive contributions to the Funds' 12-month returns were healthcare (including hospitals and lifecare facilities) and higher education. In addition, bonds backed by the 1998 master tobacco settlement agreement also produced solid performance during this period, as the litigation environment improved and increased demand drove prices higher.

The performance of each of these Funds also was boosted to some extent by several advance refundings of their holdings during this period, which resulted in price appreciation as well as enhanced credit quality. At the same time, however, their holdings of other bonds that already had been pre-refunded tended to underperform the general municipal market, due primarily to the shorter effective maturities of these bonds.

Housing was another sector of the market that tended to underperform during this period, due largely to the increased risk of pre-payments and bond calls in the current interest rate environment. All of the Maryland Funds held housing bonds, with NFM having the largest exposure. Although these holdings were a good source of core income for the Funds, their performance had a negative impact on overall total return during this period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF MAY 31, 2005?

We continued to believe that, given the current geopolitical and economic climate, maintaining strong credit quality was an important requirement. As of May 31, 2005, all seven of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 70% in NFM to 71% in NMY, 78% in NZR and NGB, 79% in NWI, 82% in NNB, and 83% in NPV.

As of May 31, 2005, potential call exposure for the period June 2005 through the end of 2007 ranged from 1% in NNB to 2% in NWI, 3% in NZR, 4% in NFM, 5% in NGB, 8% in NPV and 17% in NMY. In NMY, we have continued to hold most of these callable bonds during the period, in part due to their strong collective performance potential. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

DIVIDEND AND SHARE PRICE
       INFORMATION


All seven of these Funds use leverage to enhance opportunities for additional income for common shareholders. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. However, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise. While leveraging still provided benefits for common shareholders, the extent of the benefit was reduced. As a result, NMY, NFM, NWI, NPV, NGB and NNB each experienced a single dividend cut over the 12-month period ended May 31, 2005, while the dividend of NZR remained stable during this period.

In addition, due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2004 as follows:

                           LONG-TERM
                       CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NZR                          $0.0575                            $0.0041
--------------------------------------------------------------------------------
NWI                          $0.0076                                 --
--------------------------------------------------------------------------------
NNB                          $0.1878                                 --
--------------------------------------------------------------------------------

The relatively large distribution from NNB represented an important part of this Fund's total return for this period. For the most part, these distributions were generated by bond calls or by sales of appreciated securities. The proceeds of these calls or sales then were reinvested in bonds paying lower, current interest rates. This had a slight negative impact on the Fund's earning power and was a minor factor in the dividend reduction noted above.

All of the Funds in this report seek to pay stable monthly dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2005, all of the Funds in this report had positive UNII balances for both financial statement and tax purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                        5/31/05            12-MONTH AVERAGE
               PREMIUM/DISCOUNT            PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NMY                      +4.37%                      +6.25%
--------------------------------------------------------------------------------
NFM                      +3.30%                      +4.95%
--------------------------------------------------------------------------------
NZR                      -0.26%                      -0.50%
--------------------------------------------------------------------------------
NWI                      -2.83%                      -3.73%
--------------------------------------------------------------------------------
NPV                     +11.57%                      +8.44%
--------------------------------------------------------------------------------
NGB                      +9.47%                     +12.24%
--------------------------------------------------------------------------------
NNB                      +6.62%                      +4.60%
--------------------------------------------------------------------------------

Nuveen Maryland Premium Income Municipal Fund
NMY

PERFORMANCE
      OVERVIEW As of May 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              45%
AA                               26%
A                                13%
BBB                              10%
BB or Lower                       4%
NR                                2%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                            0.076
Jul                            0.076
Aug                            0.076
Sep                            0.076
Oct                            0.076
Nov                            0.076
Dec                            0.076
Jan                            0.076
Feb                            0.076
Mar                            0.073
Apr                            0.073
May                            0.073


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/04                        14.6
                              14.65
                              14.85
                              14.8
                              14.8
                              14.55
                              14.58
                              14.79
                              14.35
                              14.49
                              14.55
                              14.7
                              14.72
                              14.79
                              14.9
                              14.78
                              14.84
                              14.54
                              14.55
                              14.36
                              14.7
                              14.77
                              14.96
                              15
                              15.1
                              14.94
                              15
                              15.13
                              15.15
                              15.24
                              15.13
                              15.19
                              15.15
                              15.02
                              15.01
                              14.91
                              15.01
                              14.95
                              14.92
                              14.98
                              15.08
                              14.95
                              14.95
                              15.03
                              15.03
                              15.11
                              15.16
                              15.34
                              15.41
                              15.47
                              15.46
                              15.51
                              15.79
                              15.92
                              15.92
                              15.92
                              15.85
                              16.15
                              16.2
                              16.01
                              16
                              15.81
                              16
                              16.2
                              16.29
                              16.45
                              16.2
                              16.01
                              15.91
                              16
                              16.11
                              16.01
                              16.05
                              15.85
                              16
                              16.14
                              16
                              16.19
                              16.2
                              16.21
                              16.15
                              16.21
                              16.22
                              16.39
                              16.15
                              16.04
                              15.9
                              15.92
                              16.08
                              16.18
                              16.24
                              16.05
                              16.06
                              15.95
                              15.92
                              15.91
                              15.86
                              15.82
                              15.74
                              15.81
                              15.82
                              15.89
                              15.95
                              15.92
                              15.87
                              15.94
                              15.98
                              15.93
                              15.99
                              15.86
                              15.98
                              15.9
                              15.64
                              15.71
                              15.52
                              15.82
                              15.93
                              15.95
                              15.99
                              15.94
                              15.93
                              15.96
                              16
                              15.85
                              15.9
                              15.99
                              15.9
                              15.99
                              16.18
                              16.02
                              16.25
                              16.49
                              16.45
                              16.28
                              16.1
                              16.17
                              16.45
                              16.3
                              16.53
                              16.27
                              16.28
                              16.45
                              16.35
                              16.56
                              16.4
                              16.62
                              16.46
                              16.37
                              16.34
                              16.48
                              15.98
                              16.2
                              16.53
                              16.38
                              16.33
                              16.16
                              16.2
                              16
                              16
                              15.85
                              15.97
                              15.98
                              16.2
                              16.17
                              16.21
                              16.68
                              16.25
                              16.25
                              16.07
                              15.88
                              15.99
                              16.04
                              16.05
                              16.11
                              16.15
                              16.35
                              16.33
                              16.1
                              16.05
                              16.16
                              16.04
                              16
                              16.04
                              15.96
                              15.81
                              16.2
                              16.49
                              16.57
                              16.59
                              16.27
                              16.3
                              16.1
                              16.15
                              16.08
                              16.01
                              16
                              16.1
                              16.2
                              15.96
                              16.25
                              16.25
                              16.24
                              16
                              15.9
                              15.75
                              15.6
                              15.31
                              14.79
                              14.64
                              14.8
                              15.17
                              15.3
                              15.21
                              15.3
                              15.36
                              15.49
                              15.62
                              15.5
                              15.44
                              15.24
                              15.18
                              15.28
                              15.09
                              15.19
                              15.23
                              15.26
                              15.13
                              15.01
                              15.07
                              15.16
                              15.08
                              15
                              15
                              14.98
                              15.1
                              15.17
                              15.22
                              15.12
                              15.33
                              15.55
                              15.57
                              15.45
                              15.57
                              15.63
                              15.85
                              16
                              16.01
                              15.91
                              15.99
                              15.97
                              15.8
                              15.78
                              15.77
5/31/05                       15.78


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.78
------------------------------------
Common Share
Net Asset Value               $15.12
------------------------------------
Premium/(Discount) to NAV      4.37%
------------------------------------
Market Yield                   5.55%
------------------------------------
Taxable-Equivalent Yield1      8.10%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $160,496
------------------------------------
Average Effective Maturity
on Securities (Years)          16.34
------------------------------------
Leverage-Adjusted Duration      8.39
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
         ON SHARE PRICE    ON NAV
------------------------------------
1-Year         15.64%        12.52%
------------------------------------
5-Year          9.48%         9.75%
------------------------------------
10-Year         8.37%         7.24%
------------------------------------


SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         19.1%
------------------------------------
Tax Obligation/Limited         15.6%
------------------------------------
Healthcare                     15.4%
------------------------------------
Education and Civic
  Organizations                14.8%
------------------------------------
U.S. Guaranteed                12.5%
------------------------------------
Housing/Multifamily            10.1%
------------------------------------
Utilities                       6.1%
------------------------------------
Other                           6.4%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Maryland Dividend Advantage Municipal Fund
NFM

PERFORMANCE
      OVERVIEW As of May 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              45%
AA                               25%
A                                13%
BBB                              12%
BB or Lower                       1%
NR                                4%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0785
Jul                           0.0785
Aug                           0.0785
Sep                           0.0785
Oct                           0.0785
Nov                           0.0785
Dec                           0.0785
Jan                           0.0785
Feb                           0.0785
Mar                           0.0755
Apr                           0.0755
May                           0.0755


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/04                        15.55
                              15.25
                              15.1
                              15.05
                              15
                              14.99
                              14.6
                              14.75
                              14.6
                              14.5
                              14.54
                              14.38
                              14.37
                              14.35
                              14.27
                              14.4
                              14.37
                              14.41
                              14.15
                              14.06
                              14.16
                              14.22
                              14.4
                              14.6
                              14.67
                              14.83
                              14.68
                              14.87
                              14.83
                              14.75
                              14.82
                              14.78
                              15
                              14.9
                              14.83
                              14.89
                              14.86
                              14.9
                              14.99
                              15.3
                              15.47
                              15.69
                              15.69
                              15.71
                              15.75
                              15.55
                              15.69
                              15.73
                              15.6
                              15.55
                              15.47
                              15.4
                              15.36
                              15.6
                              15.75
                              15.85
                              16
                              16.01
                              16.08
                              16.03
                              15.75
                              16.12
                              16
                              15.95
                              16.15
                              15.85
                              15.9
                              15.75
                              15.89
                              15.69
                              15.7
                              15.84
                              15.67
                              15.65
                              15.63
                              15.62
                              15.66
                              15.74
                              15.7
                              16.09
                              15.9
                              15.99
                              15.92
                              16.12
                              15.85
                              15.92
                              15.91
                              15.95
                              16.2
                              16.35
                              16
                              16
                              16.2
                              16.2
                              16.05
                              15.95
                              16.1
                              16.1
                              16.25
                              16.15
                              16.15
                              15.94
                              16.04
                              16.35
                              16.38
                              16.12
                              16.14
                              16.15
                              16.15
                              16.07
                              16.44
                              16.16
                              15.95
                              16.17
                              15.75
                              15.61
                              15.63
                              15.63
                              15.63
                              15.55
                              15.62
                              15.33
                              15.36
                              15.44
                              15.51
                              15.49
                              15.2
                              15.06
                              14.96
                              14.87
                              15.1
                              15.13
                              14.95
                              15.05
                              15.05
                              15.07
                              15.07
                              15
                              15.12
                              15.21
                              15.19
                              15.18
                              15.35
                              15.36
                              15.45
                              15.55
                              15.5
                              15.5
                              15.75
                              15.65
                              15.62
                              15.78
                              15.96
                              16
                              16.2
                              16.2
                              16.2
                              16.08
                              15.98
                              16.2
                              16.3
                              16.26
                              16.26
                              16.3
                              16.14
                              16.1
                              16.05
                              16.08
                              16.09
                              16.14
                              16.15
                              16.15
                              15.99
                              16.11
                              15.93
                              16.07
                              16.1
                              16.14
                              16.01
                              16.2
                              16.13
                              16.2
                              16.24
                              16.12
                              15.96
                              16.03
                              16.05
                              16
                              16.16
                              16.08
                              16.51
                              16.4
                              16.4
                              16.3
                              16.3
                              16.27
                              16.15
                              16.17
                              16.45
                              16.5
                              16.22
                              16.38
                              16.25
                              16.1
                              15.82
                              15.64
                              15.6
                              15.39
                              15.3
                              15.55
                              15.6
                              15.84
                              16
                              16.1
                              16.1
                              15.96
                              15.92
                              15.87
                              15.85
                              15.77
                              15.65
                              15.72
                              15.72
                              15.97
                              15.7
                              15.55
                              15.52
                              15.52
                              15.34
                              15.38
                              15.38
                              15.44
                              15.44
                              15.31
                              15.44
                              15.5
                              15.62
                              15.42
                              15.32
                              15.38
                              15.38
                              15.56
                              15.56
                              15.6
                              15.7
                              15.96
                              15.99
                              15.73
                              15.77
                              15.83
                              15.85
                              15.75
                              15.79
5/31/05                       15.63


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.63
------------------------------------
Common Share
Net Asset Value               $15.13
------------------------------------
Premium/(Discount) to NAV      3.30%
------------------------------------
Market Yield                   5.80%
------------------------------------
Taxable-Equivalent Yield1      8.47%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $63,051
------------------------------------
Average Effective Maturity
on Securities (Years)          18.46
------------------------------------
Leverage-Adjusted Duration      7.15
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 1/23/01)
------------------------------------
         ON SHARE PRICE    ON NAV
------------------------------------
1-Year          6.22%        11.60%
------------------------------------
Since
Inception       6.68%         7.40%
------------------------------------


SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         18.9%
------------------------------------
Tax Obligation/Limited         16.8%
------------------------------------
Healthcare                     16.6%
------------------------------------
U.S. Guaranteed                15.6%
------------------------------------
Education and Civic
   Organizations               10.5%
------------------------------------
Housing/Multifamily            10.1%
------------------------------------
Other                          11.5%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Maryland Dividend Advantage Municipal Fund 2
NZR

PERFORMANCE
      OVERVIEW As of May 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              49%
AA                               29%
A                                 8%
BBB                              10%
BB or Lower                       1%
NR                                3%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                            0.073
Jul                            0.073
Aug                            0.073
Sep                            0.073
Oct                            0.073
Nov                            0.073
Dec                            0.073
Jan                            0.073
Feb                            0.073
Mar                            0.073
Apr                            0.073
May                            0.073


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/04                        14.2
                              14.2
                              14.15
                              14.3
                              14.21
                              14.15
                              14.16
                              14.3
                              14
                              14.01
                              14.04
                              14.22
                              14.04
                              14.11
                              14.06
                              14.2
                              14.25
                              14.14
                              14.25
                              14.2
                              14.18
                              14.06
                              14.12
                              14.25
                              14.36
                              14.47
                              14.3
                              14.45
                              14.49
                              14.5
                              14.8
                              14.57
                              14.66
                              14.9
                              14.88
                              14.64
                              14.68
                              14.9
                              14.9
                              14.72
                              14.86
                              14.98
                              14.98
                              15
                              15.05
                              15.09
                              14.96
                              15.03
                              14.98
                              15
                              15
                              15
                              15
                              15.05
                              15.13
                              15
                              14.91
                              15.17
                              15.33
                              15.01
                              14.99
                              15.19
                              15.34
                              15.4
                              15.32
                              15.4
                              15.24
                              15.3
                              15.35
                              15.3
                              15.17
                              15.4
                              15.52
                              15.49
                              15.35
                              15.1
                              15.15
                              15
                              15.29
                              15.15
                              15.32
                              15.28
                              15.32
                              15.37
                              15.27
                              15.42
                              15.37
                              15.34
                              15.5
                              15.38
                              15.35
                              15.39
                              15.33
                              15.22
                              15.2
                              15.36
                              15.39
                              15.34
                              15.24
                              15.21
                              15.31
                              15.35
                              15.26
                              15.28
                              15.43
                              15.5
                              15.65
                              15.4
                              15.4
                              15.4
                              15.69
                              15.45
                              15.15
                              14.75
                              14.95
                              14.94
                              14.81
                              14.73
                              14.7
                              14.8
                              15.04
                              15.03
                              15.05
                              15.07
                              15
                              15.1
                              15
                              15.15
                              15.25
                              15.25
                              15.22
                              15.32
                              15.27
                              15.29
                              15.38
                              15.19
                              15.02
                              15.14
                              15.17
                              15.3
                              15.3
                              15.35
                              15.29
                              15.1
                              15.3
                              15.3
                              15.6
                              15.75
                              15.98
                              16.09
                              15.95
                              16.12
                              15.9
                              15.82
                              15.99
                              15.96
                              15.96
                              15.95
                              15.75
                              15.42
                              15.51
                              15.35
                              15.37
                              15.38
                              15.31
                              15.25
                              15.35
                              15.41
                              15.37
                              15.4
                              15.45
                              15.9
                              15.88
                              16
                              15.74
                              15.83
                              15.84
                              15.73
                              15.65
                              15.75
                              15.45
                              15.35
                              15.3
                              15.01
                              15.01
                              15.03
                              15.01
                              15.01
                              15.22
                              15.25
                              15.31
                              15.28
                              15.28
                              15.24
                              15.41
                              15.41
                              15.07
                              15.09
                              14.9
                              14.94
                              14.87
                              15.13
                              15.12
                              15.13
                              15.46
                              15.06
                              15.06
                              15.2
                              15.1
                              15.1
                              15.38
                              15.6
                              15.48
                              15.38
                              15.65
                              15.75
                              15.75
                              15.74
                              15.31
                              15.2
                              15.35
                              15.29
                              15.4
                              15.25
                              15.23
                              14.73
                              14.89
                              14.83
                              14.55
                              14.67
                              14.73
                              14.74
                              14.74
                              14.7
                              14.78
                              14.84
                              15.01
                              15.06
                              15.18
                              15.28
                              15.3
                              15.22
                              15.21
                              15.35
                              15.35
                              15.37
                              15.36
                              15.52
                              15.45
                              15.18
                              15.26
                              15.29
                              15.2
5/31/05                       15.41


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.41
------------------------------------
Common Share
Net Asset Value               $15.45
------------------------------------
Premium/(Discount) to NAV     -0.26%
------------------------------------
Market Yield                   5.68%
------------------------------------
Taxable-Equivalent Yield1      8.29%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $64,500
------------------------------------
Average Effective Maturity
on Securities (Years)          16.91
------------------------------------
Leverage-Adjusted Duration      7.60
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
         ON SHARE PRICE    ON NAV
------------------------------------
1-Year         14.71%        12.22%
------------------------------------
Since
Inception       6.52%         7.97%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         25.6%
------------------------------------
U.S. Guaranteed                17.3%
------------------------------------
Healthcare                     14.5%
------------------------------------
Education and Civic
   Organizations               12.3%
------------------------------------
Tax Obligation/Limited         12.0%
------------------------------------
Housing/Multifamily             8.0%
------------------------------------
Other                          10.3%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.0616 per share.

Nuveen Maryland Dividend Advantage Municipal Fund 3
NWI


PERFORMANCE
      OVERVIEW As of May 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              41%
AA                               38%
A                                 6%
BBB                              12%
BB or Lower                       1%
NR                                2%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                           0.0655
Jul                           0.0655
Aug                           0.0655
Sep                           0.0655
Oct                           0.0655
Nov                           0.0655
Dec                           0.0655
Jan                           0.0655
Feb                           0.0655
Mar                           0.0625
Apr                           0.0625
May                           0.0625


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/04                        13.08
                              13.31
                              13.05
                              13.18
                              13.18
                              13.25
                              13.24
                              13.35
                              13.25
                              13.2
                              13.16
                              13.08
                              13.05
                              13.02
                              13.04
                              13
                              12.97
                              13.02
                              12.92
                              13.11
                              13.14
                              13.43
                              13.47
                              13.52
                              13.4
                              13.48
                              13.61
                              13.76
                              13.63
                              13.75
                              13.75
                              13.51
                              13.63
                              13.68
                              13.51
                              13.46
                              13.38
                              13.4
                              13.41
                              13.49
                              13.49
                              13.62
                              13.62
                              13.79
                              13.79
                              13.8
                              13.78
                              13.79
                              13.8
                              13.83
                              13.76
                              13.68
                              13.69
                              13.8
                              13.9
                              13.92
                              14
                              14.02
                              13.9
                              13.95
                              14
                              14.11
                              14.02
                              14.05
                              14
                              14.07
                              14.07
                              14.08
                              14.24
                              14.49
                              14.34
                              14.31
                              14.24
                              14.35
                              14.22
                              14.35
                              14.48
                              14.36
                              14.38
                              14.35
                              14.34
                              14.32
                              14.32
                              14.38
                              14.32
                              14.33
                              14.4
                              14.29
                              14.09
                              14.22
                              14.27
                              14.48
                              14.48
                              14.25
                              14.11
                              14.32
                              14.2
                              14.33
                              14.38
                              14.46
                              14.5
                              14.38
                              14.35
                              14.35
                              14.35
                              14.24
                              14.1
                              14.3
                              14.32
                              14.13
                              14.16
                              13.87
                              13.54
                              13.65
                              13.67
                              13.65
                              13.75
                              13.87
                              14.05
                              14.29
                              14.25
                              14.07
                              13.87
                              13.79
                              13.75
                              13.83
                              13.72
                              13.59
                              13.55
                              13.47
                              13.55
                              13.55
                              13.8
                              13.68
                              13.68
                              13.85
                              13.72
                              13.61
                              13.6
                              13.69
                              13.41
                              13.5
                              13.57
                              13.66
                              13.67
                              13.4
                              13.58
                              13.46
                              13.71
                              13.66
                              14
                              14.18
                              14.28
                              14.42
                              14.52
                              14.4
                              14.33
                              14.28
                              14.2
                              14.3
                              14.28
                              14.15
                              13.87
                              14.2
                              14.2
                              14.05
                              14.15
                              14.2
                              14.2
                              14.29
                              14.63
                              14.65
                              14.62
                              14.71
                              14.55
                              14.54
                              14.51
                              14.47
                              14.42
                              14.6
                              14.6
                              14.5
                              14.5
                              14.17
                              14.19
                              14.65
                              14.5
                              14.6
                              14.59
                              14.65
                              14.7
                              14.6
                              14.57
                              14.55
                              14.57
                              14.22
                              14.25
                              14.16
                              14.55
                              14.37
                              13.99
                              13.76
                              13.8
                              13.75
                              13.93
                              13.71
                              13.93
                              13.72
                              13.89
                              13.78
                              13.98
                              14.15
                              14.03
                              14.14
                              14.15
                              14.2
                              14.2
                              14.02
                              14.13
                              14.18
                              14.1
                              13.94
                              14.21
                              14.06
                              14.04
                              14.04
                              13.84
                              13.89
                              13.81
                              14.19
                              14.16
                              14.06
                              14.06
                              14.13
                              14.07
                              14.13
                              14.35
                              14.14
                              14.35
                              14.21
                              14.5
                              14.4
                              14.4
                              14.55
                              14.7
                              14.65
                              14.5
                              14.45
                              14.25
                              14.53
                              14.37
                              14.43
                              14.36
5/31/05                       14.4


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.40
------------------------------------
Common Share
Net Asset Value               $14.82
------------------------------------
Premium/(Discount) to NAV     -2.83%
------------------------------------
Market Yield                   5.21%
------------------------------------
Taxable-Equivalent Yield1      7.61%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $79,443
------------------------------------
Average Effective Maturity
on Securities (Years)          18.11
------------------------------------
Leverage-Adjusted Duration      7.69
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
         ON SHARE PRICE    ON NAV
------------------------------------
1-Year         14.98%        12.67%
------------------------------------
Since
Inception       3.92%         6.73%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         25.3%
------------------------------------
Tax Obligation/General         18.7%
------------------------------------
U.S. Guaranteed                13.7%
------------------------------------
Healthcare                     11.7%
------------------------------------
Education and Civic
   Organizations               10.2%
------------------------------------
Housing/Multifamily             8.2%
------------------------------------
Utilities                       4.8%
------------------------------------
Other                           7.4%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.0076 per share.

Nuveen Virginia Premium Income Municipal Fund
NPV

PERFORMANCE
      OVERVIEW As of May 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              54%
AA                               29%
A                                 7%
BBB                               6%
BB or Lower                       1%
NR                                3%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                            0.076
Jul                            0.076
Aug                            0.076
Sep                            0.076
Oct                            0.076
Nov                            0.076
Dec                            0.076
Jan                            0.076
Feb                            0.076
Mar                            0.073
Apr                            0.073
May                            0.073


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/04                        15.05
                              15
                              15.14
                              15.43
                              15.5
                              15.47
                              15.12
                              15.15
                              15.05
                              14.92
                              15.2
                              14.89
                              14.79
                              14.63
                              14.89
                              14.9
                              14.97
                              15.25
                              14.98
                              14.87
                              15.1
                              15.35
                              15.3
                              15.56
                              15.65
                              15.56
                              15.55
                              15.75
                              15.8
                              15.7
                              15.4
                              15.38
                              15.44
                              15.4
                              15.43
                              15.4
                              15.53
                              15.35
                              15.4
                              15.35
                              15.36
                              15.55
                              15.55
                              15.46
                              15.64
                              15.65
                              15.68
                              15.73
                              15.94
                              16.22
                              16.25
                              16.07
                              16.26
                              16.26
                              16.14
                              16.25
                              16.06
                              16.28
                              16.07
                              15.92
                              16.33
                              16.33
                              16.12
                              16.32
                              16.24
                              16.46
                              16.41
                              16.65
                              16.67
                              16.39
                              16.58
                              16.45
                              16.43
                              16.4
                              16.43
                              16.5
                              16.75
                              16.8
                              16.65
                              16.34
                              16.45
                              16.3
                              16.52
                              16.9
                              16.87
                              16.93
                              16.75
                              16.97
                              16.99
                              16.98
                              16.99
                              16.99
                              17
                              16.99
                              17.28
                              17.5
                              17.5
                              17.31
                              17.45
                              17.5
                              17.6
                              17.9
                              17.94
                              17.85
                              17.69
                              17.6
                              17.46
                              17.73
                              18
                              18.01
                              18.08
                              17.69
                              17.35
                              17.44
                              17.44
                              17.35
                              17.19
                              17.3
                              17.4
                              18.1
                              17.98
                              18
                              18
                              18.05
                              17.74
                              17.65
                              17.9
                              17.65
                              17.52
                              17.5
                              17.5
                              17.69
                              17.82
                              17.72
                              17.68
                              17.99
                              17.9
                              17.95
                              17.81
                              17.5
                              17.7
                              17.92
                              17.89
                              17.78
                              17.7
                              17.4
                              17.32
                              17.7
                              17.42
                              17.57
                              17.75
                              17.65
                              17.7
                              17.73
                              17.67
                              17.72
                              17.75
                              17.81
                              17.53
                              17.6
                              17.9
                              17.91
                              17.75
                              17.65
                              17.61
                              17.55
                              17.5
                              17.51
                              17.42
                              17.55
                              17.8
                              17.75
                              17.78
                              17.9
                              18.2
                              17.9
                              18.01
                              17.85
                              18
                              18.37
                              17.92
                              17.82
                              17.65
                              17.55
                              17.67
                              17.39
                              17.58
                              17.56
                              17.62
                              17.55
                              17.7
                              17.77
                              17.64
                              17.64
                              17.58
                              17.51
                              17.73
                              17.83
                              17.52
                              17.64
                              17.53
                              17.25
                              17.23
                              17.15
                              17.15
                              16.76
                              16.6
                              16.6
                              16.75
                              16.6
                              16.57
                              16.5
                              16.32
                              16.5
                              16.5
                              16.54
                              16.55
                              16.46
                              16.5
                              16.55
                              16.5
                              16.37
                              16.55
                              16.65
                              16.5
                              16.49
                              16.51
                              16.52
                              16.32
                              16.52
                              16.45
                              16.51
                              16.51
                              16.62
                              16.66
                              16.7
                              16.96
                              16.79
                              16.56
                              16.97
                              17.15
                              17.18
                              17.18
                              17.32
                              17.54
                              17.63
                              17.77
                              17.76
                              17.76
                              18
                              17.45
                              17.29
                              17.4
5/31/05                       17.65


FUND SNAPSHOT
------------------------------------
Common Share Price            $17.65
------------------------------------
Common Share
Net Asset Value               $15.82
------------------------------------
Premium/(Discount) to NAV     11.57%
------------------------------------
Market Yield                   4.96%
------------------------------------
Taxable-Equivalent Yield1      7.29%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $140,340
------------------------------------
Average Effective Maturity
on Securities (Years)          16.15
------------------------------------
Leverage-Adjusted Duration      7.99
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year         24.54%        12.13%
------------------------------------
5-Year         10.12%         9.62%
------------------------------------
10-Year         8.98%         7.55%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         19.3%
------------------------------------
Healthcare                     15.2%
------------------------------------
Tax Obligation/General         14.7%
------------------------------------
U.S. Guaranteed                12.7%
------------------------------------
Transportation                  8.4%
------------------------------------
Utilities                       7.9%
------------------------------------
Education and Civic
   Organizations                7.4%
------------------------------------
Water and Sewer                 6.5%
------------------------------------
Other                           7.9%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Virginia Dividend Advantage Municipal Fund
NGB

PERFORMANCE
      OVERVIEW As of May 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              51%
AA                               27%
A                                 8%
BBB                               5%
BB or Lower                       4%
NR                                5%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0785
Jul                           0.0785
Aug                           0.0785
Sep                           0.0785
Oct                           0.0785
Nov                           0.0785
Dec                           0.0785
Jan                           0.0785
Feb                           0.0785
Mar                           0.0755
Apr                           0.0755
May                           0.0755


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/04                        14.97
                              15.01
                              15.07
                              15.27
                              15.3
                              15.34
                              15.3
                              15.43
                              15.08
                              14.93
                              14.9
                              14.96
                              14.97
                              15.01
                              15
                              15.04
                              15
                              14.95
                              15.07
                              15.25
                              15.2
                              15.13
                              15.25
                              15.18
                              15.24
                              15.45
                              15.49
                              15.67
                              15.59
                              15.7
                              15.75
                              15.6
                              15.59
                              15.88
                              15.53
                              15.45
                              15.68
                              16.02
                              15.82
                              15.83
                              15.91
                              15.99
                              15.99
                              16.1
                              16.22
                              16.25
                              16.25
                              16.31
                              16.3
                              16.45
                              16.48
                              16.45
                              16.4
                              16.4
                              16.42
                              16.55
                              16.69
                              17.05
                              16.56
                              16.17
                              15.95
                              16
                              16.22
                              16.23
                              16.26
                              16.46
                              16.54
                              16.6
                              16.7
                              16.72
                              16.64
                              16.67
                              16.58
                              16.58
                              16.52
                              16.8
                              16.69
                              16.8
                              17
                              16.95
                              16.83
                              16.85
                              16.85
                              16.91
                              17
                              16.84
                              16.66
                              17.05
                              17.18
                              17
                              16.92
                              17.32
                              17.66
                              17.71
                              17.58
                              17.75
                              17.75
                              17.55
                              17.8
                              17.75
                              17.6
                              17.6
                              17.6
                              17.6
                              17.7
                              17.7
                              17.7
                              17.49
                              17.53
                              17.7
                              17.8
                              18
                              17.7
                              17.56
                              17.73
                              17.55
                              17.38
                              17.4
                              17.46
                              17.39
                              17.39
                              17.18
                              17.18
                              17.3
                              17.3
                              17.32
                              17.48
                              17.35
                              17.34
                              17.06
                              17.1
                              16.95
                              17.1
                              17.26
                              17.56
                              17.64
                              17.43
                              17.49
                              17.25
                              17.26
                              17.26
                              17.15
                              17.15
                              17.15
                              17.19
                              17.27
                              17.21
                              17.15
                              17.99
                              17.83
                              17.75
                              17.9
                              17.84
                              17.85
                              18
                              17.67
                              17.51
                              17.17
                              16.97
                              17.1
                              17.2
                              18.15
                              18.1
                              18
                              18.01
                              17.75
                              17.47
                              17.55
                              17.5
                              17.48
                              17.4
                              17.42
                              17.4
                              17.59
                              18.15
                              18.14
                              17.94
                              17.9
                              18.2
                              18.1
                              18
                              17.93
                              17.75
                              17.7
                              17.25
                              17.22
                              17.25
                              17.45
                              17.66
                              17.58
                              17.32
                              17.32
                              17.8
                              18.1
                              18
                              17.92
                              17.87
                              17.87
                              17.74
                              17.21
                              17.21
                              17
                              17.36
                              17.59
                              17.85
                              17.5
                              17.4
                              17.55
                              17.56
                              17.56
                              17.56
                              17.48
                              17.53
                              17.4
                              17.39
                              17.43
                              17.43
                              17.36
                              17.5
                              17.5
                              17.39
                              17.2
                              17.2
                              17.11
                              17.04
                              17.15
                              17.15
                              17.35
                              17.12
                              17.05
                              17.05
                              16.88
                              16.88
                              16.96
                              16.86
                              16.86
                              17.34
                              17.34
                              17.44
                              17.43
                              17.51
                              17.44
                              17.35
                              17.37
                              17.37
                              17.37
                              17.37
                              17.42
                              18
                              17.59
                              17.29
                              17.4
                              17.2
5/31/05                       16.99


FUND SNAPSHOT
------------------------------------
Common Share Price            $16.99
------------------------------------
Common Share
Net Asset Value               $15.52
------------------------------------
Premium/(Discount) to NAV      9.47%
------------------------------------
Market Yield                   5.33%
------------------------------------
Taxable-Equivalent Yield1      7.84%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $48,474
------------------------------------
Average Effective Maturity
on Securities (Years)          16.49
------------------------------------
Leverage-Adjusted Duration      7.92
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         19.11%        14.46%
------------------------------------
Since
Inception       8.65%         8.06%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         18.9%
------------------------------------
Transportation                 15.4%
------------------------------------
U.S. Guaranteed                14.9%
------------------------------------
Tax Obligation/Limited         13.6%
------------------------------------
Education and Civic
   Organizations                9.1%
------------------------------------
Healthcare                      8.7%
------------------------------------
Water and Sewer                 5.5%
------------------------------------
Other                          13.9%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Virginia Dividend Advantage Municipal Fund 2
NNB

PERFORMANCE
      OVERVIEW As of May 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              48%
AA                               34%
A                                 7%
BBB                               5%
BB or Lower                       2%
NR                                4%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                           0.0745
Jul                           0.0745
Aug                           0.0745
Sep                           0.0745
Oct                           0.0745
Nov                           0.0745
Dec                           0.0745
Jan                           0.0745
Feb                           0.0745
Mar                           0.0715
Apr                           0.0715
May                           0.0715


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/04                        14.95
                              15.15
                              14.9
                              14.92
                              14.97
                              14.92
                              15.05
                              15.05
                              14.8
                              14.78
                              15
                              14.62
                              14.66
                              14.8
                              14.82
                              14.88
                              14.9
                              14.85
                              14.97
                              14.9
                              15.12
                              14.99
                              15.2
                              15.2
                              15.05
                              15.14
                              15.17
                              15.31
                              15.21
                              15.2
                              15.03
                              15.1
                              15.08
                              15.09
                              15
                              15.06
                              15.18
                              15.08
                              14.97
                              15.14
                              15.19
                              15.4
                              15.4
                              15.33
                              15.2
                              15.24
                              15.3
                              15.37
                              15.42
                              15.55
                              15.51
                              15.53
                              15.54
                              15.55
                              15.7
                              16
                              15.94
                              15.92
                              15.68
                              15.6
                              15.55
                              15.6
                              15.74
                              15.78
                              15.84
                              15.86
                              15.87
                              15.87
                              15.92
                              16.05
                              16.19
                              16.35
                              16.31
                              16.35
                              16.2
                              15.92
                              16
                              16.1
                              16.2
                              16.4
                              16.25
                              16.21
                              16.45
                              16.71
                              16.37
                              16.31
                              16.49
                              16.45
                              16.58
                              16.36
                              16.55
                              16.65
                              16.65
                              16.42
                              16.45
                              16.47
                              16.5
                              16.53
                              16.58
                              16.48
                              16.52
                              16.6
                              17
                              16.95
                              16.7
                              16.7
                              16.65
                              16.65
                              16.74
                              16.75
                              16.8
                              16.72
                              16.05
                              15.91
                              15.86
                              15.85
                              15.89
                              15.94
                              15.9
                              15.97
                              16.05
                              16.04
                              15.84
                              15.85
                              15.91
                              15.95
                              15.7
                              15.76
                              15.8
                              15.77
                              16
                              16.03
                              16.12
                              16.45
                              16.44
                              16.43
                              16.03
                              16.25
                              16.28
                              16.28
                              16.45
                              16.5
                              16.55
                              16.7
                              16.7
                              16.85
                              17.04
                              17.24
                              17.03
                              17.14
                              17.01
                              17.25
                              17.1
                              17
                              16.57
                              16.53
                              16.65
                              16.61
                              16.32
                              16.55
                              16.8
                              17
                              17
                              16.92
                              16.75
                              16.35
                              16.36
                              16.44
                              16.44
                              16.44
                              16.47
                              16.65
                              16.54
                              16.71
                              16.93
                              16.8
                              16.79
                              17
                              17.3
                              17.1
                              16.7
                              16.69
                              16.73
                              16.5
                              16.6
                              16.31
                              16.36
                              16.34
                              16.6
                              17.03
                              16.8
                              16.7
                              16.7
                              17
                              17.1
                              17.08
                              16.72
                              16.64
                              16.39
                              16.15
                              16.04
                              16.09
                              16.2
                              16.11
                              15.86
                              16
                              15.8
                              15.9
                              16.01
                              15.88
                              16.11
                              16.45
                              16.47
                              16.35
                              16
                              16
                              16.06
                              16.4
                              16.3
                              16.16
                              16.05
                              15.93
                              16.25
                              16.4
                              16.28
                              16.35
                              16.39
                              16.4
                              16.15
                              16.5
                              16.74
                              16.75
                              16.75
                              16.9
                              16.89
                              16.89
                              16.72
                              16.79
                              16.88
                              16.83
                              16.7
                              16.43
                              16.42
                              16.8
                              16.64
                              16.6
                              16.65
                              16.65
                              16.85
                              16.8
                              16.65
                              16.87
                              16.74
5/31/05                       16.74


FUND SNAPSHOT
------------------------------------
Common Share Price            $16.74
------------------------------------
Common Share
Net Asset Value               $15.70
------------------------------------
Premium/(Discount) to NAV      6.62%
------------------------------------
Market Yield                   5.13%
------------------------------------
Taxable-Equivalent Yield1      7.54%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $89,626
------------------------------------
Average Effective Maturity
on Securities (Years)          17.31
------------------------------------
Leverage-Adjusted Duration      7.70
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         21.96%        13.75%
------------------------------------
Since
Inception       9.23%         8.93%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         25.4%
------------------------------------
Tax Obligation/Limited         17.4%
------------------------------------
Healthcare                     12.9%
------------------------------------
Water and Sewer                10.8%
------------------------------------
U.S. Guaranteed                10.0%
------------------------------------
Housing/Single Family           5.9%
------------------------------------
Education and Civic
   Organizations                5.3%
------------------------------------
Other                          12.3%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.1878 per share.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund 2 as of May 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund 2 at May 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/Ernst & Young LLP


CHICAGO, ILLINOIS
JULY 14, 2005

                        Nuveen Maryland Premium Income Municipal Fund (NMY)
                        Portfolio of
                                INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.0% (1.4% OF TOTAL INVESTMENTS)


$       3,160   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    3,197,730
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 21.7% (14.8% OF TOTAL INVESTMENTS)

                Frederick County, Maryland, Educational Facilities Revenue
                Bonds, Mount St. Mary's College, Series 2001A:
          200    5.750%, 9/01/25                                                      3/10 at 101.00         BBB            211,616
          200    5.800%, 9/01/30                                                      3/10 at 101.00         BBB            211,986

        1,000   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+          1,064,840
                 Bonds, Battelle Memorial Institute, Series 2004,
                 5.250%, 4/01/34

        1,000   Maryland Economic Development Corporation, Student Housing            6/09 at 102.00        Baa3          1,062,950
                 Revenue Bonds, Collegiate Housing Foundation - Salisbury
                 State University, Series 1999A, 6.000%, 6/01/19

        2,250   Maryland Economic Development Corporation, Student                    6/09 at 102.00        Baa2          2,351,363
                 Housing Revenue Bonds, Collegiate Housing Foundation -
                 College Park, Series 1999A, 5.750%, 6/01/24

        1,000   Maryland Economic Development Corporation, Student Housing           10/13 at 100.00        Baa3          1,065,230
                 Revenue Bonds, University of Maryland - Baltimore,
                 Series 2003A, 5.625%, 10/01/23

                Maryland Economic Development Corporation, Utility
                Infrastructure Revenue Bonds, University of Maryland - College
                Park Project, Series 2001:
        1,000    5.375%, 7/01/15 - AMBAC Insured                                      7/11 at 100.00         AAA          1,105,660
        1,000    5.375%, 7/01/16 - AMBAC Insured                                      7/11 at 100.00         AAA          1,105,660

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Bullis School, Series 2000:
          750    5.250%, 7/01/25 - FSA Insured                                        1/11 at 101.00         AAA            809,513
          500    5.250%, 7/01/30 - FSA Insured                                        1/11 at 101.00         AAA            535,120

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/07 at 102.00          AA          1,597,485
                 Revenue Refunding Bonds, Johns Hopkins University,
                 Series 1997, 5.625%, 7/01/27

        1,460   Maryland Health and Higher Educational Facilities Authority,          6/11 at 100.00        Baa1          1,550,812
                 Revenue Bonds, Maryland Institute College of Art,
                 Series 2001, 5.625%, 6/01/36

        1,250   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A-          1,305,875
                 Revenue Bonds, Goucher College, Series 2004,
                 5.125%, 7/01/34

        9,445   Morgan State University, Maryland, Student Tuition and Fee              No Opt. Call         AAA         11,724,740
                 Revenue Refunding Bonds, Academic Fees and Auxiliary
                 Facilities, Series 1993, 6.100%, 7/01/20 - MBIA Insured

                University of Maryland, Auxiliary Facility and Tuition Revenue
                Bonds, Series 2003A:
        5,645    5.000%, 4/01/15                                                      4/13 at 100.00          AA          6,192,113
        2,680    5.000%, 4/01/19                                                      4/13 at 100.00          AA          2,913,026


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 22.6% (15.4% OF TOTAL INVESTMENTS)

        2,000   Maryland Health and Higher Educational Facilities Authority,          6/09 at 101.00          A+          2,138,840
                 Revenue Bonds, Kaiser Permanente System, Series 1998A,
                 5.375%, 7/01/15

          750   Maryland Health and Higher Educational Facilities Authority,          7/10 at 101.00          A3            846,615
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2000, 6.750%, 7/01/30

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA          1,054,390
                 Revenue Bonds, Johns Hopkins Hospital, Howard County
                 General Hospital Acquisition, Series 1998, 5.000%, 7/01/19 -
                 MBIA Insured

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+          1,540,350
                 Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00           A          1,661,460
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2002, 6.000%, 7/01/22


                                       19

                        Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                                Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)

$       3,250   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1     $    3,458,910
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 5.800%, 7/01/32

        1,400   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          1,451,996
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

        3,250   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          A3          3,480,718
                 Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                 5.625%, 7/01/32

        3,800   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa2          3,972,444
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00         AAA          1,079,710
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2004B, 5.000%, 7/01/24 - AMBAC Insured

        1,750   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        Baa1          1,849,383
                 Revenue Bonds, MedStar Health, Series 2004,
                 5.375%, 8/15/24

        1,540   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00           A          1,608,838
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34

        1,525   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A2          1,623,454
                 Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                 5.500%, 7/01/36

        1,665   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          AA          1,734,897
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured

                Prince George's County, Maryland, Revenue Refunding and
                Project Bonds, Dimensions Health Corporation, Series 1994:
          825    5.000%, 7/01/05                                                        No Opt. Call          B3            823,721
        3,080    5.375%, 7/01/14                                                      7/05 at 101.00          B3          2,799,597
        6,000    5.300%, 7/01/24                                                      7/05 at 101.00          B3          5,085,240


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 14.8% (10.1% OF TOTAL INVESTMENTS)

                Howard County, Maryland, FHA-Insured Mortgage Revenue Refunding
                Bonds, Normandy Woods III Apartments Project, Series 1996A:
          700    6.000%, 7/01/17                                                      7/06 at 102.00         AAA            725,046
        2,000    6.100%, 7/01/25                                                      7/06 at 102.00         AAA          2,068,640

        2,500   Maryland Community Development Administration, Housing                1/09 at 101.00         Aa2          2,562,850
                 Revenue Bonds, Series 1999A, 5.350%, 7/01/41
                 (Alternative Minimum Tax)

          880   Maryland Community Development Administration, Housing                1/10 at 100.00         Aa2            929,491
                 Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative
                 Minimum Tax)

        1,450   Maryland Community Development Administration, FNMA                   2/11 at 101.00         Aaa          1,550,848
                 Multifamily Development Revenue Bonds, Edgewater Village
                 Apartments, Series 2000B, 5.800%, 8/01/20 (Alternative
                 Minimum Tax)

        2,000   Montgomery County Housing Opportunities Commission,                   7/05 at 102.00         Aa2          2,042,680
                 Maryland, GNMA/FHA-Insured Multifamily Housing Revenue
                 Bonds, Series 1995A, 5.900%, 7/01/15

        1,500   Montgomery County Housing Opportunities Commission,                   7/06 at 102.00         Aaa          1,549,905
                 Maryland, Multifamily Housing Development Bonds,
                 Series 1996B, 5.900%, 7/01/26

        3,830   Montgomery County Housing Opportunities Commission,                   7/08 at 101.00         Aaa          3,924,716
                 Maryland, FNMA/FHA-Insured Multifamily Housing
                 Development Bonds, Series 1998A, 5.200%, 7/01/30

        2,000   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          2,106,200
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000A, 6.100%, 7/01/30

                Prince George's County Housing Authority, Maryland, GNMA
                Collateralized Mortgage Revenue Refunding Bonds, Overlook
                Apartments, Series 1995A:
        2,000    5.700%, 12/20/15                                                    12/05 at 102.00         AAA          2,057,040
        1,670    5.750%, 12/20/19                                                    12/05 at 102.00         AAA          1,715,290

          970   Prince George's County Housing Authority, Maryland,                  11/05 at 100.00         AAA            970,795
                 GNMA Collateralized Mortgage Revenue Refunding Bonds,
                 Foxglenn Apartments, Series 1998A, 5.450%, 11/20/14
                 (Alternative Minimum Tax)

          540   Prince George's County Housing Authority, Maryland,                   9/09 at 102.00         AAA            573,329
                 GNMA Collateralized Mortgage Revenue Bonds, University
                 Landing Apartments, Series 1999, 6.100%, 3/20/41
                 (Alternative Minimum Tax)

        1,000   Salisbury, Maryland, FHA-Insured Mortgage Revenue                     6/05 at 102.00         AAA          1,021,310
                 Refunding Bonds, College Lane Apartments, Series 1995A,
                 6.600%, 12/01/26


                                       20

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.7% (0.4% OF TOTAL INVESTMENTS)

$         750   Prince George's County Housing Authority, Maryland,                   8/07 at 102.00          AA     $      762,443
                 FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
                 Revenue Bonds, Series 1997A, 5.625%, 8/01/17 (Alternative
                 Minimum Tax)

           60   Prince George's County Housing Authority, Maryland,                   8/10 at 100.00         AAA             62,944
                 FHLMC/FNMA/GNMA Collateralized Single Family
                 Mortgage Revenue Bonds, Series 2000A, 6.150%, 8/01/19
                 (Alternative Minimum Tax)

          330   Puerto Rico Housing Finance Authority, Mortgage-Backed                6/13 at 100.00         AAA            334,079
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7% (1.2% OF TOTAL INVESTMENTS)

        1,000   Carroll County, Maryland, Revenue Refunding Bonds, EMA                1/09 at 101.00          AA          1,071,910
                 Obligated Group, Series 1999A, 5.625%, 1/01/25 -
                 RAAI Insured

        1,695   Maryland Economic Development Corporation, Health and                 4/11 at 102.00         N/R          1,727,171
                 Mental Hygiene Providers Revenue Bonds, Series 1996A,
                 7.625%, 4/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 28.1% (19.1% OF TOTAL INVESTMENTS)

        4,000   Anne Arundel County, Maryland, General Obligation Bonds,                No Opt. Call         AA+          4,456,240
                 Series 2003, 5.000%, 3/01/13

        2,030   Anne Arundel County, Maryland, General Obligation Bonds,              4/14 at 100.00         AA+          2,244,124
                 Series 2004, 5.000%, 4/01/16

                Baltimore County, Maryland, Metropolitan District General
                Obligation Bonds, 67th Issue:
        2,500    5.000%, 6/01/25                                                      6/11 at 101.00         AAA          2,669,850
        3,500    5.000%, 6/01/26                                                      6/11 at 101.00         AAA          3,719,415

        1,000   Baltimore, Maryland, General Obligation Bonds, Consolidated             No Opt. Call          A+          1,130,220
                 Public Improvement, Series 1989B, 7.150%, 10/15/08

        1,540   Baltimore, Maryland, General Obligation Bonds, Consolidated          10/14 at 100.00         AAA          1,678,800
                 Public Improvement, Series 2004A, 5.000%, 10/15/22 -
                 AMBAC Insured

        1,000   Charles County, Maryland, Consolidated General Obligation               No Opt. Call          AA          1,108,380
                 Public Improvement Bonds, Series 2005, 5.000%, 3/01/12

                Frederick County, Maryland, General Obligation Public Facilities
                Bonds, Series 2002:
        1,000    5.000%, 11/01/21                                                    11/12 at 101.00          AA          1,093,280
        1,000    5.000%, 11/01/22                                                    11/12 at 101.00          AA          1,090,350

          615   Frederick County, Maryland, Special Obligation Bonds,                 7/10 at 102.00          AA            676,734
                 Villages of Lake Linganore Community Development
                 Authority, Series 2001A, 5.700%, 7/01/29 - RAAI Insured

                Howard County, Maryland, Consolidated Public Improvement
                Bonds, Series 2004B:
          735    5.000%, 8/15/16                                                      2/14 at 100.00         AAA            813,307
        1,625    5.000%, 8/15/17                                                      2/14 at 100.00         AAA          1,789,174
        1,180    5.000%, 8/15/19                                                      2/14 at 100.00         AAA          1,290,000

        1,190   Maryland National Capital Park and Planning Commission,               1/14 at 100.00          AA          1,308,334
                 Prince George's County, General Obligation Bonds, Park
                 Acquisition and Development, Series 2004EE-2,
                 5.000%, 1/15/17

                Montgomery County, Maryland, General Obligation
                Refunding Bonds, Consolidated Public Improvement,
                Series 2001:
        1,750    5.250%, 10/01/13                                                    10/11 at 101.00         AAA          1,964,673
        2,000    5.250%, 10/01/18                                                    10/11 at 101.00         AAA          2,215,040

        2,000   Montgomery County, Maryland, General Obligation Bonds,                  No Opt. Call         AAA          2,233,660
                 Consolidated Public Improvement, Series 2004A,
                 5.000%, 4/01/13

          925   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            990,139
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

        1,000   Prince George's County, Maryland, General Obligation                 12/11 at 101.00         AAA          1,098,100
                 Consolidated Public Improvement Bonds, Series 2001,
                 5.250%, 12/01/20 - FGIC Insured

        2,000   Prince George's County, Maryland, General Obligation                  9/12 at 101.00          AA          2,027,240
                 Consolidated Public Improvement Bonds, Series 2002,
                 4.100%, 9/15/19

        5,770   Prince George's County, Maryland, General Obligation                 10/13 at 100.00          AA          6,307,706
                 Consolidated Public Improvement Bonds, Series 2003A,
                 5.000%, 10/01/18

        2,255   Prince George's County, Maryland, General Obligation                    No Opt. Call          AA          2,498,901
                 Consolidated Public Improvement Bonds, Series 2004C,
                 5.000%, 12/01/11

          460   Wicomico County, Maryland, General Obligation Public                 12/09 at 101.00         AAA            513,917
                 Improvement Bonds, Series 1999, 5.750%, 12/01/19 -
                 FGIC Insured


                                       21

                        Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                                Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.9% (15.6% OF TOTAL INVESTMENTS)

                Baltimore Board of School Commissioners, Maryland, Revenue
                Bonds, City Public School System, Series 2003A:
$       1,500    5.000%, 5/01/16                                                      5/13 at 100.00         AA+     $    1,638,105
        1,000    5.000%, 5/01/18                                                      5/13 at 100.00         AA+          1,089,200

        1,725   Howard County, Maryland, Metropolitan District Refunding              2/12 at 100.00         AAA          1,909,920
                 Bonds, Series 2002A, 5.250%, 8/15/18

          900   Hyattsville, Maryland, Special Obligation Bonds, University           7/14 at 102.00         N/R            924,075
                 Town Center Project, Series 2004, 5.750%, 7/01/34

        1,465   Maryland Community Development Administration,                        6/08 at 101.00         Aaa          1,547,685
                 Infrastructure Financing Bonds, Series 1998B,
                 5.200%, 6/01/28 - MBIA Insured

        4,250   Maryland Department of Transportation, County Transportation            No Opt. Call          AA          4,949,550
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        2,000   Maryland Department of Transportation, Consolidated                     No Opt. Call          AA          2,228,940
                 Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/13

        1,875   Maryland Economic Development Corporation, Lease Revenue              6/12 at 100.50         AA+          2,093,400
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

                Maryland Department of Transportation, Certificates of
                Participation, Mass Transit Administration Project, Series 2000:
          875    5.500%, 10/15/19 (Alternative Minimum Tax)                          10/10 at 101.00         AA+            951,773
          925    5.500%, 10/15/20 (Alternative Minimum Tax)                          10/10 at 101.00         AA+          1,006,160

        1,700   Maryland Stadium Authority, Lease Revenue Bonds,                      6/13 at 100.00         AA+          1,835,252
                 Montgomery County Conference Center Facilities,
                 Series 2003, 5.000%, 6/15/24

        2,455   Maryland Stadium Authority, Lease Revenue Bonds, Sports               3/06 at 101.00         AAA          2,529,779
                 Facilities, Series 1996, 5.750%, 3/01/18 - AMBAC Insured

        1,000   Montgomery County, Maryland, Lease Revenue Bonds,                     6/12 at 100.00          AA          1,063,040
                 Metrorail Garage, Series 2002, 5.000%, 6/01/21

          675   Montgomery County, Maryland, Special Obligation Bonds,                7/12 at 101.00          AA            731,336
                 West Germantown Development District, Senior
                 Series 2002A, 5.500%, 7/01/27 - RAAI Insured

          635   New Baltimore City Board of School Commissioners,                    11/10 at 100.00         AA+            695,827
                 Maryland, School System Revenue Bonds, Series 2000,
                 5.125%, 11/01/15

        1,000   Puerto Rico, Highway Revenue Bonds, Highway and                       7/16 at 100.00           A          1,117,800
                 Transportation Authority, Series 1996Y, 5.500%, 7/01/36

        1,500   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call         AAA          1,784,220
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

        2,100   Puerto Rico Municipal Finance Agency, Series 2002A,                   8/12 at 100.00         AAA          2,308,698
                 5.250%, 8/01/21 - FSA Insured

        2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          2,279,900
                 Loan Note, Series 1999A, 6.500%, 10/01/24

                Washington Suburban Sanitary District, Montgomery and
                Prince George's Counties, Maryland, Sewerage Disposal Bonds,
                Series 2005:
        1,235    5.000%, 6/01/23                                                      6/15 at 100.00         AAA          1,349,275
        1,235    5.000%, 6/01/24                                                      6/15 at 100.00         AAA          1,346,076
        1,235    5.000%, 6/01/25                                                      6/15 at 100.00         AAA          1,341,803


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.3% (3.0% OF TOTAL INVESTMENTS)

        1,060   Baltimore, Maryland, Revenue Refunding Bonds, Parking                   No Opt. Call         AAA          1,207,234
                 System Facilities, Series 1998A, 5.250%, 7/01/17 -
                 FGIC Insured

                Maryland Health and Higher Educational Facilities Authority,
                Parking Facilities Revenue Bonds, Johns Hopkins Medical
                Institution, Series 2004B:
          355    5.000%, 7/01/13 - AMBAC Insured                                        No Opt. Call         AAA            393,649
          380    5.000%, 7/01/14 - AMBAC Insured                                        No Opt. Call         AAA            423,233

        2,075   Puerto Rico Ports Authority, Special Facilities Revenue               6/06 at 102.00         CCC          1,610,532
                 Bonds, American Airlines Inc., Series 1996A,
                 6.250%, 6/01/26 (Alternative Minimum Tax)

        3,000   District of Columbia Metropolitan Area Transit Authority,               No Opt. Call         AAA          3,317,250
                 Gross Revenue Bonds, Series 2003, 5.000%, 1/01/12 -
                 MBIA Insured


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 18.4% (12.5% OF TOTAL INVESTMENTS)
$       2,500   Baltimore County, Maryland, General Obligation Consolidated           8/12 at 100.00         AAA     $    2,776,250
                 Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
                 (Pre-refunded to 8/01/12)

        2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water                   7/08 at 101.00         AAA          2,182,580
                 Projects, Series 1998A, 5.000%, 7/01/28 - FGIC Insured

        2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water                     No Opt. Call         AAA          2,263,680
                 System Projects, Series 1994A, 5.000%, 7/01/24 -
                 FGIC Insured

        1,500   Baltimore, Maryland, Project and Revenue Refunding Bonds,             7/10 at 100.00         AAA          1,678,695
                 Wastewater Projects, Series 2000A, 5.625%, 7/01/30
                 (Pre-refunded to 7/01/10) - FSA Insured

          745   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            791,101
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        3,000   Frederick County, Maryland, General Obligation Public Facilities      7/09 at 101.00         AAA          3,285,900
                 Bonds, Series 1999, 5.250%, 7/01/18 (Pre-refunded
                 to 7/01/09)

        2,550   Gaithersburg, Maryland, Hospital Facilities Refunding and               No Opt. Call         AAA          2,940,813
                 Improvement Revenue Bonds, Shady Grove Adventist
                 Hospital, Series 1995, 6.500%, 9/01/12 - FSA Insured

          575   Howard County, Maryland, Consolidated Public Improvement              2/12 at 100.00         AAA            644,495
                 Refunding Bonds, Series 2002A, 5.250%, 8/15/18
                 (Pre-refunded to 2/15/12)

                Howard County, Maryland, Consolidated Public Improvement
                Refunding Bonds, Series 2003A:
        1,720    5.000%, 8/15/17 (Pre-refunded to 8/15/12)                            8/12 at 100.00         AAA          1,910,731
        1,000    5.000%, 8/15/22 (Pre-refunded to 8/15/12)                            8/12 at 100.00         AAA          1,110,890

          145   Howard County, Maryland, Metropolitan District Refunding              2/12 at 100.00         AAA            162,525
                 Bonds, Series 2002A, 5.250%, 8/15/18 (Pre-refunded
                 to 2/15/12)

        1,875   Maryland Health and Higher Educational Facilities Authority,          7/05 at 100.00         AAA          1,901,719
                 Revenue Bonds, Good Samaritan Hospital, Series 1993,
                 5.750%, 7/01/19 (Pre-refunded to 7/01/05) - AMBAC Insured

        3,125   Maryland Health and Higher Educational Facilities Authority,          7/05 at 100.00         Aaa          3,294,656
                 Revenue Bonds, Howard County General Hospital, Series 1993,
                 5.500%, 7/01/25

        3,135   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call         AAA          3,476,746
                 Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 -
                 AMBAC Insured

        1,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          1,114,350
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/20


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.9% (6.1% OF TOTAL INVESTMENTS)

        6,500   Calvert County, Maryland, Pollution Control Revenue Refunding         7/05 at 101.00          A2          6,668,090
                 Bonds, Baltimore Gas and Electric Company Project,
                 Series 1993, 5.550%, 7/15/14

        2,500   Maryland Energy Financing Administration, Revenue Bonds,              9/05 at 102.00         N/R          2,555,222
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        5,000   Prince George's County, Maryland, Pollution Control Revenue             No Opt. Call          A-          5,133,000
                 Refunding Bonds, Potomac Electric Power Company,
                 Series 1993, 6.375%, 1/15/23


                                       23

                        Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                                Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 0.7% (0.4% OF TOTAL INVESTMENTS)

$       1,000   Baltimore, Maryland, Revenue Refunding Bonds, Water System              No Opt. Call         AAA     $    1,126,105
                 Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     219,850   Total Long-Term Investments (cost $223,436,181) - 146.8%                                                235,581,813
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                      4,014,623
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.3)%                                                        (79,100,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  160,496,436
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. N/R Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Maryland Dividend Advantage Municipal Fund (NFM)
                        Portfolio of
                                INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.1% (0.1% OF TOTAL INVESTMENTS)

$          50   Baltimore, Maryland, Pollution Control Revenue Bonds,                   No Opt. Call        Baa3     $       49,780
                 General Motors Corporation, Series 1993, 5.350%, 4/01/08


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.5% (1.7% OF TOTAL INVESTMENTS)

        1,575   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          1,593,806
                 Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.5% (10.5% OF TOTAL INVESTMENTS)

                Frederick County, Maryland, Educational Facilities Revenue
                Bonds, Mount St. Mary's College, Series 2001A:
          465    5.700%, 9/01/20                                                      3/10 at 101.00         BBB            494,016
          500    5.750%, 9/01/25                                                      3/10 at 101.00         BBB            529,040

          645   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+            686,822
                 Bonds, Battelle Memorial Institute, Series 2004,
                 5.250%, 4/01/34

        1,800   Maryland Economic Development Corporation, Student                    7/11 at 101.00           A          1,963,476
                 Housing Revenue Bonds, Sheppard Pratt University Village,
                 Series 2001, 6.000%, 7/01/33 - ACA Insured

        1,000   Maryland Economic Development Corporation, Utility                    7/11 at 100.00         AAA          1,080,100
                 Infrastructure Revenue Bonds, University of Maryland -
                 College Park Project, Series 2001, 5.000%, 7/01/19 -
                 AMBAC Insured

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00        BBB-          1,571,355
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School, Series 2001, 6.000%, 7/01/31

          625   Maryland Health and Higher Educational Facilities Authority,          6/11 at 100.00        Baa1            660,406
                 Revenue Bonds, Maryland Institute College of Art,
                 Series 2001, 5.500%, 6/01/32

          500   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A-            522,350
                 Revenue Bonds, Goucher College, Series 2004,
                 5.125%, 7/01/34

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Ana G. Mendez University System,
                Series 1999:
          215    5.375%, 2/01/19                                                      2/09 at 101.00         BBB            223,845
          410    5.375%, 2/01/29                                                      2/09 at 101.00         BBB            422,931

                University of Maryland, Auxiliary Facility and Tuition Revenue
                Bonds, Series 2003A:
        1,000    5.000%, 4/01/15                                                      4/13 at 100.00          AA          1,096,920
          500    5.000%, 4/01/19                                                      4/13 at 100.00          AA            543,475


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 24.5% (16.6% OF TOTAL INVESTMENTS)

        2,225   Maryland Health and Higher Educational Facilities Authority,          6/09 at 101.00          A+          2,379,459
                 Revenue Bonds, Kaiser Permanente System, Series 1998A,
                 5.375%, 7/01/15

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00          A2          1,025,880
                 Revenue Bonds, Calvert Memorial Hospital, Series 1998,
                 5.000%, 7/01/28

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA          1,054,560
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/28 - FSA Insured

          570   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00          A3            587,642
                 Revenue Refunding Bonds, Union Hospital of Cecil County,
                 Series 1998, 5.100%, 7/01/22

        1,250   Maryland Health and Higher Educational Facilities Authority,          5/11 at 100.00         AA-          1,308,213
                 Revenue Bonds, Johns Hopkins Hospital, Series 2001,
                 5.000%, 5/15/21

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A-          1,046,790
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

          650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+            667,485
                 Revenue Bonds, Greater Baltimore Medical Center,
                 Series 2001, 5.000%, 7/01/34


                                       25


                        Nuveen Maryland Dividend Advantage Municipal Fund (NFM) (continued)
                                Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       2,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00           A     $    2,088,160
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2001, 5.250%, 7/01/28

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          1,084,090
                 Revenue Bonds, Carroll County General Hospital,
                 Series 2002, 6.000%, 7/01/26

          500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1            518,570
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa2          1,045,380
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          700   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        Baa1            739,753
                 Revenue Bonds, MedStar Health, Series 2004,
                 5.375%, 8/15/24

          585   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00           A            611,150
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34

          650   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          AA            677,287
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured

                Prince George's County, Maryland, Revenue Refunding
                and Project Bonds, Dimensions Health Corporation, Series 1994:
           40    5.375%, 7/01/14                                                      7/05 at 101.00          B3             36,358
          700    5.300%, 7/01/24                                                      7/05 at 101.00          B3            593,278


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 14.9% (10.1% OF TOTAL INVESTMENTS)

          750   Baltimore County, Maryland, GNMA Collateralized Revenue              10/08 at 102.00         AAA            770,468
                 Refunding Bonds, Cross Creek Apartments Project,
                 Series 1998A, 5.250%, 10/20/33

        2,000   Maryland Community Development Administration, Housing                7/08 at 101.00         Aa2          2,062,400
                 Revenue Bonds, Series 1998A, 5.625%, 1/01/40
                 (Alternative Minimum Tax)

          520   Maryland Community Development Administration,                        5/11 at 100.00         Aa2            539,583
                 Multifamily Housing Insured Mortgage Loans, Series 2001B,
                 5.350%, 5/15/32 (Alternative Minimum Tax)

        1,000   Maryland Community Development Administration,                       12/11 at 100.00         Aaa          1,040,470
                 Multifamily Housing Revenue Bonds, Princess Anne
                 Apartments, Series 2001D, 5.450%, 12/15/33 (Alternative
                 Minimum Tax)

          750   Montgomery County Housing Opportunities Commission,                   7/08 at 101.00         Aaa            768,720
                 Maryland, FNMA/FHA-Insured Multifamily Housing
                 Development Bonds, Series 1998A, 5.250%, 7/01/29
                 (Alternative Minimum Tax)

        2,000   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          2,112,240
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)

        2,000   Montgomery County Housing Opportunities Commission,                   7/11 at 100.00         Aaa          2,083,460
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2001A, 5.600%, 7/01/42 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.5% (4.4% OF TOTAL INVESTMENTS)

          195   Maryland Community Development Administration, Residential            9/09 at 100.00         Aa2            202,874
                 Revenue Bonds, Series 1999E, 5.700%, 9/01/17

        1,110   Maryland Community Development Administration, Residential            9/10 at 100.00         Aa2          1,138,416
                 Revenue Bonds, Series 2000H, 5.800%, 9/01/32
                 (Alternative Minimum Tax)

          415   Maryland Community Development Administration, Single                10/10 at 100.00         Aa2            419,673
                 Family Program Bonds, First Series 2001, 5.000%, 4/01/17

          590   Maryland Community Development Administration, Residential            9/10 at 100.00         Aa2            605,830
                 Revenue Bonds, Series 2001B, 5.450%, 9/01/32 (Alternative
                 Minimum Tax)

        1,000   Maryland Community Development Administration, Residential            3/11 at 100.00         Aa2          1,043,630
                 Revenue Bonds, Series 2001F, 5.600%, 9/01/28 (Alternative
                 Minimum Tax)

          690   Prince George's County Housing Authority, Maryland,                   8/07 at 102.00          AA            716,413
                 FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
                 Revenue Bonds, Series 1997A, 5.750%, 8/01/30 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.6% (1.1% OF TOTAL INVESTMENTS)

        1,000   Northeast Maryland Waste Disposal Authority, Resource                 1/09 at 101.00         BBB          1,022,680
                 Recovery Revenue Bonds, Baltimore RESCO Retrofit Project,
                 Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)


                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.4% (0.8% OF TOTAL INVESTMENTS)

$       1,000   Maryland Health and Higher Educational Facilities Authority,          4/11 at 101.00         N/R     $      854,420
                 Revenue Bonds, Collington Episcopal Life Care Community
                 Inc., Series 2001A, 6.750%, 4/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 28.0% (18.9% OF TOTAL INVESTMENTS)

                Anne Arundel County, Maryland, General Obligation Bonds,
                Various Purpose, Series 2001:
          580    4.800%, 2/15/18                                                      2/11 at 101.00         AA+            614,423
          500    5.000%, 2/15/28                                                      2/11 at 101.00         AA+            528,325

        1,000   Anne Arundel County, Maryland, General Obligation Bonds,                No Opt. Call         AA+          1,114,060
                 Series 2003, 5.000%, 3/01/13

        3,500   Baltimore County, Maryland, Metropolitan District General             6/11 at 101.00         AAA          3,717,490
                 Obligation Bonds, 67th Issue, 5.000%, 6/01/27
        1,000   Charles County, Maryland, Consolidated General Obligation               No Opt. Call          AA          1,108,380
                 Public Improvement Bonds, Series 2005, 5.000%, 3/01/12

        1,000   Frederick County, Maryland, General Obligation Public                11/12 at 101.00          AA          1,090,350
                 Facilities Bonds, Series 2002, 5.000%, 11/01/22

        1,360   Howard County, Maryland, Consolidated Public Improvement              2/09 at 101.00         AAA          1,415,121
                 Bonds, Series 2001A, 4.750%, 2/15/21

        1,000   Maryland National Capital Park and Planning Commission,               1/14 at 100.00          AA          1,099,440
                 Prince George's County, General Obligation Bonds, Park
                 Acquisition and Development, Series 2004EE-2,
                 5.000%, 1/15/17

        1,000   Montgomery County, Maryland, General Obligation Refunding               No Opt. Call         AAA          1,122,230
                 Bonds, Consolidated Public Improvement, Series 2002A,
                 5.250%, 11/01/11

          700   Montgomery County, Maryland, General Obligation Bonds,                  No Opt. Call         AAA            781,781
                 Consolidated Public Improvement, Series 2004A,
                 5.000%, 4/01/13

          430   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            460,281
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

          740   Ocean City, Maryland, General Obligation Bonds, Series 2001,          3/11 at 101.00         AAA            783,712
                 4.875%, 3/01/19 - FGIC Insured

        1,500   Prince George's County, Maryland, General Obligation                 12/11 at 101.00         AAA          1,647,150
                 Consolidated Public Improvement Bonds, Series 2001,
                 5.250%, 12/01/20 - FGIC Insured

        1,000   Prince George's County, Maryland, General Obligation                 10/13 at 100.00          AA          1,093,190
                 Consolidated Public Improvement Bonds, Series 2003A,
                 5.000%, 10/01/17

          900   Prince George's County, Maryland, General Obligation                    No Opt. Call          AA            997,344
                 Consolidated Public Improvement Bonds, Series 2004C,
                 5.000%, 12/01/11


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 24.9% (16.8% OF TOTAL INVESTMENTS)

          625   Annapolis, Maryland, Special Obligation Bonds, Park Place             1/15 at 101.00         N/R            634,819
                 Project, Series 2005A, 5.350%, 7/01/34

          745   Anne Arundel County, Maryland, Tax Increment Financing                  No Opt. Call         N/R            752,711
                 Revenue Bonds, Parole Town Center Project, Series 2002,
                 5.000%, 7/01/12

          500   Baltimore Board of School Commissioners, Maryland, Revenue            5/13 at 100.00         AA+            544,600
                 Bonds, City Public School System, Series 2003A,
                 5.000%, 5/01/18

          350   Hyattsville, Maryland, Special Obligation Bonds, University           7/14 at 102.00         N/R            359,363
                 Town Center Project, Series 2004, 5.750%, 7/01/34

        1,500   Maryland Department of Transportation, County Transportation            No Opt. Call          AA          1,746,900
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,000   Maryland Department of Transportation, Consolidated                     No Opt. Call          AA          1,114,470
                 Transportation Revenue Bonds, Series 2004,
                 5.000%, 5/01/13

        1,405   Maryland Economic Development Corporation, Lease Revenue              6/12 at 100.50         AA+          1,568,654
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

          370   Maryland Economic Development Corporation, Lease Revenue              9/12 at 100.00         AA+            408,495
                 Bonds, Montgomery County Town Square Parking Garage,
                 Series 2002A, 5.000%, 9/15/13

          740   Prince George's County, Maryland, Lease Revenue Bonds,                6/13 at 100.00         AAA            816,176
                 Upper Marlboro Justice Center, Series 2003A,
                 5.000%, 6/30/14 - MBIA Insured

          700   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call         AAA            832,636
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

        1,290   Virgin Islands Public Finance Authority, Gross Receipts              10/10 at 101.00         BBB          1,473,232
                 Taxes Loan Note, Series 1999A, 6.375%, 10/01/19


                                       27


                        Nuveen Maryland Dividend Advantage Municipal Fund (NFM) (continued)
                                Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Washington Suburban Sanitary District, Montgomery and
                Prince George's Counties, Maryland, General Obligation
                Construction Bonds, Series 2001:
$         895    5.000%, 6/01/22                                                      6/11 at 100.00         AAA     $      952,137
          935    5.000%, 6/01/23                                                      6/11 at 100.00         AAA            994,690
          985    5.000%, 6/01/24                                                      6/11 at 100.00         AAA          1,047,882
        1,035    5.000%, 6/01/25                                                      6/11 at 100.00         AAA          1,097,090

        1,290   Washington Suburban Sanitary District, Montgomery and                 6/11 at 100.00         AAA          1,347,805
                 Prince George's Counties, Maryland, Water Supply Bonds,
                 Series 2001, 4.750%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.3% (2.3% OF TOTAL INVESTMENTS)

          650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00         AAA            682,799
                 Parking Facilities Revenue Bonds, Johns Hopkins Hospital,
                 Series 2001, 5.000%, 7/01/27 - AMBAC Insured

                Maryland Health and Higher Educational Facilities Authority,
                Parking Facilities Revenue Bonds, Johns Hopkins Medical
                Institution, Series 2004B:
          150    5.000%, 7/01/13 - AMBAC Insured                                        No Opt. Call         AAA            166,331
          135    5.000%, 7/01/14 - AMBAC Insured                                        No Opt. Call         AAA            150,359

        1,000   District of Columbia Metropolitan Area Transit Authority,               No Opt. Call         AAA          1,105,750
                 Gross Revenue Bonds, Series 2003, 5.000%, 1/01/12 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 23.0% (15.6% OF TOTAL INVESTMENTS)

          500   Anne Arundel County, Maryland, Special Obligation Bonds,              7/09 at 102.00         AAA            586,330
                 Arundel Mills Project, Series 1999, 7.100%, 7/01/29
                 (Pre-refunded to 7/01/09)

        1,500   Baltimore County, Maryland, General Obligation Consolidated           8/12 at 100.00         AAA          1,665,750
                 Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
                 (Pre-refunded to 8/01/12)

        1,015   Baltimore, Maryland, Revenue Refunding Bonds, Water                   7/08 at 101.00         AAA          1,107,659
                 Projects, Series 1998A, 5.000%, 7/01/28 - FGIC Insured

        1,865   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,980,406
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        1,220   Howard County, Maryland, Consolidated Public Improvement              2/09 at 101.00         AAA          1,308,108
                 Bonds, Series 2001A, 4.750%, 2/15/20 (Pre-refunded
                 to 2/15/09)

          500   Howard County, Maryland, Consolidated Public Improvement              8/12 at 100.00         AAA            555,445
                 Refunding Bonds, Series 2003A, 5.000%, 8/15/15
                 (Pre-refunded to 8/15/12)

          950   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call         AAA          1,119,775
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16

                Puerto Rico Infrastructure Financing Authority, Special
                Obligation Bonds, Series 2000A:
        2,300    5.500%, 10/01/32                                                    10/10 at 101.00         AAA          2,534,531
        1,700    5.500%, 10/01/40                                                    10/10 at 101.00         AAA          1,864,403

        1,800   Puerto Rico Electric Power Authority, Power Revenue Refunding         7/05 at 100.00       A-***          1,803,690
                 Bonds, Series 1995Z, 5.250%, 7/01/21 (Pre-refunded
                 to 7/01/05)


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 1.6% (1.1% OF TOTAL INVESTMENTS)

$       1,000   Maryland Energy Financing Administration, Revenue Bonds,              9/05 at 102.00         N/R     $    1,022,090
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$      87,535   Total Long-Term Investments (cost $88,962,873) - 147.8%                                                  93,202,017
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                      1,849,477
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.8)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   63,051,494
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2005:
                                                                                                                         UNREALIZED
                                                                                          EFFECTIVE     TERMINATION    APPRECIATION
                                                          NOTIONAL AMOUNT                   DATE(2)            DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs dated December 6, 2004,
to pay semi-annually the notional amount multiplied
by 5.324% (annualized) and receive quarterly the
notional amount multiplied by the three-month
USD-LIBOR (United States Dollar-London Inter-Bank
Offered Rates).                                                  $100,000                   7/11/05         7/11/25        $ (8,000)

Agreement with JPMorgan dated January 11, 2005,
to pay semi-annually the notional amount multiplied
by 5.235% (annualized) and receive quarterly the
notional amount multiplied by the three-month
USD-LIBOR (United States Dollar-London Inter-Bank
Offered Rates).                                                   850,000                   8/17/05         8/17/25         (56,747)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $(64,747)
------------------------------------------------------------------------------------------------------------------------------------

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR)
                        Portfolio of
                                INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.1% (0.1% OF TOTAL INVESTMENTS)

$          75   Baltimore, Maryland, Pollution Control Revenue Bonds, General           No Opt. Call        Baa3     $       74,669
                 Motors Corporation, Series 1993, 5.350%, 4/01/08


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.4% (1.6% OF TOTAL INVESTMENTS)

          790   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB            799,433
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

          800   Virgin Islands Tobacco Settlement Financing Corporation,              5/11 at 100.00        Baa3            764,720
                 Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.2% (12.3% OF TOTAL INVESTMENTS)

        1,100   Anne Arundel County, Maryland, Economic Development                   9/12 at 102.00          A3          1,180,740
                 Revenue Bonds, Community College Project, Series 2002,
                 5.125%, 9/01/22

                Frederick County, Maryland, Educational Facilities Revenue
                Bonds, Mount St. Mary's College, Series 2001A:
          100    5.750%, 9/01/25                                                      3/10 at 101.00         BBB            105,808
          100    5.800%, 9/01/30                                                      3/10 at 101.00         BBB            105,993

          645   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+            686,822
                 Bonds, Battelle Memorial Institute, Series 2004,
                 5.250%, 4/01/34

        1,000   Maryland Economic Development Corporation, Student                   10/13 at 100.00        Baa3          1,065,230
                 Housing Revenue Bonds, University of Maryland -
                 Baltimore, Series 2003A, 5.625%, 10/01/23

          250   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00        BBB-            261,893
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School, Series 2001, 6.000%, 7/01/31

          415   Maryland Health and Higher Educational Facilities Authority,          1/11 at 101.00         AAA            444,150
                 Revenue Bonds, Bullis School, Series 2000, 5.250%, 7/01/30 -
                 FSA Insured

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00          AA          1,077,430
                 Revenue Refunding Bonds, Johns Hopkins University,
                 Series 1998, 5.125%, 7/01/12

        1,250   Maryland Health and Higher Educational Facilities Authority,          6/11 at 100.00        Baa1          1,320,813
                 Revenue Bonds, Maryland Institute College of Art,
                 Series 2001, 5.500%, 6/01/32

          500   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A-            522,350
                 Revenue Bonds, Goucher College, Series 2004,
                 5.125%, 7/01/34

          500   Morgan State University, Maryland, Student Tuition and                7/12 at 100.00         AAA            530,195
                 Fee Revenue Bonds, Academic Fees and Auxiliary Facilities,
                 Series 2001, 4.900%, 7/01/21 - FGIC Insured

          500   Morgan State University, Maryland, Student Tuition and Fee            7/13 at 100.00         AAA            545,405
                 Revenue Bonds, Academic Fees and Auxiliary Facilities,
                 Series 2003A, 5.000%, 7/01/20 - FGIC Insured

                University of Maryland, Auxiliary Facility and Tuition Revenue
                Bonds, Series 2001B:
        1,580    4.375%, 4/01/17                                                      4/11 at 100.00          AA          1,630,813
        1,140    4.500%, 4/01/19                                                      4/11 at 100.00          AA          1,173,231

        1,000   University of Maryland, Auxiliary Facility and Tuition Revenue        4/13 at 100.00          AA          1,086,950
                 Bonds, Series 2003A, 5.000%, 4/01/19


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.4% (14.5% OF TOTAL INVESTMENTS)

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA          1,054,560
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/33 - FSA Insured

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A-          1,570,185
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

          650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+            667,485
                 Revenue Bonds, Greater Baltimore Medical Center,
                 Series 2001, 5.000%, 7/01/34


                                       30


   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       2,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00           A     $    2,088,160
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2001, 5.250%, 7/01/28

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          1,084,090
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 6.000%, 7/01/26

          500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1            518,570
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa2          1,045,380
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          700   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        Baa1            739,753
                 Revenue Bonds, MedStar Health, Series 2004,
                 5.375%, 8/15/24

          525   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00           A            548,468
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34

          775   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A2            825,034
                 Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                 5.500%, 7/01/36

          650   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          AA            677,287
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured

        2,160   Montgomery County, Maryland, Economic Development                    12/11 at 100.00         AA-          2,277,655
                 Revenue Bonds, Trinity Healthcare Group, Series 2001,
                 5.125%, 12/01/22

                Prince George's County, Maryland, Revenue Refunding and
                Project Bonds, Dimensions Health Corporation, Series 1994:
          100    5.375%, 7/01/14                                                      7/05 at 101.00          B3             90,896
          700    5.300%, 7/01/24                                                      7/05 at 101.00          B3            593,278


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.8% (8.0% OF TOTAL INVESTMENTS)

           55   Maryland Community Development Administration, Multifamily            5/11 at 100.00         Aa2             56,498
                 Housing Insured Mortgage Loans, Series 2001A,
                 5.100%, 5/15/28

        2,595   Maryland Community Development Administration, Multifamily            5/11 at 100.00         Aa2          2,692,728
                 Housing Insured Mortgage Loans, Series 2001B,
                 5.350%, 5/15/32 (Alternative Minimum Tax)

        1,110   Maryland Community Development Administration, Multifamily           12/11 at 100.00         Aaa          1,154,922
                 Housing Revenue Bonds, Princess Anne Apartments,
                 Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)

        3,145   Maryland Community Development Administration, Multifamily           12/11 at 100.00         Aaa          3,272,278
                 Development Revenue Bonds, Waters Towers Senior
                 Apartments, Series 2001F, 5.450%, 12/15/33 (Alternative
                 Minimum Tax)

          435   Maryland Community Development Administration, Multifamily            5/12 at 100.00         Aa2            458,655
                 Housing Insured Mortgage Revenue Bonds, Series 2002A,
                 5.300%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.3% (1.6% OF TOTAL INVESTMENTS)

          500   Maryland Community Development Administration, Residential            3/07 at 101.50         Aa2            516,845
                 Revenue Bonds, Series 1997B, 5.875%, 9/01/25 (Alternative
                 Minimum Tax)

          945   Maryland Community Development Administration, Residential            9/10 at 100.00         Aa2            970,165
                 Revenue Bonds, Series 2001H, 5.350%, 9/01/32 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)

        1,150   Northeast Maryland Waste Disposal Authority, Resource                 1/09 at 101.00         BBB          1,176,082
                 Recovery Revenue Bonds, Baltimore RESCO Retrofit Project,
                 Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                Series 2001A:
           31    6.750%, 4/01/20                                                      4/09 at 100.00         N/R             26,740
           25    6.750%, 4/01/23                                                      4/11 at 101.00         N/R             21,360

            5   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call         N/R              4,310
                 Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                 Series 2001B, 6.400%, 4/01/23 (Mandatory put 4/01/07)


                                       31


                        Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR) (continued)
                                Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

                Prince George's County, Maryland, Revenue Bonds, Collington
                Episcopal Life Care Community Inc., Series 1994A:
$          20    5.625%, 4/01/09                                                      4/06 at 100.00         N/R     $       17,092
          175    6.000%, 4/01/13                                                     10/05 at 101.00         N/R            151,856

           35   Prince George's County, Maryland, Revenue Bonds, Collington             No Opt. Call         N/R             34,335
                 Episcopal Life Care Community Inc., Series 1994B,
                 8.000%, 4/01/16 (Optional put 4/01/06)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 37.9% (25.6% OF TOTAL INVESTMENTS)

        1,000   Anne Arundel County, Maryland, General Obligation Bonds,                No Opt. Call         AA+          1,114,060
                 Series 2003, 5.000%, 3/01/13

          750   Baltimore, Maryland, General Obligation Bonds, Consolidated          10/14 at 100.00         AAA            817,598
                 Public Improvement, Series 2004A, 5.000%, 10/15/22 -
                 AMBAC Insured

                Cecil County, Maryland, General Obligation Bonds, Consolidated
                Public Improvement, Series 2001B:
          975    4.600%, 8/01/18                                                      8/11 at 101.00         AA-          1,020,542
        1,020    4.600%, 8/01/19                                                      8/11 at 101.00         AA-          1,063,656

        1,000   Frederick County, Maryland, General Obligation Public Facilities     11/12 at 101.00          AA          1,093,280
                 Bonds, Series 2002, 5.000%, 11/01/20

          510   Frederick, Maryland, General Obligation Refunding and                12/11 at 101.00         AA-            538,795
                 Improvement Bonds, Series 2001, 4.750%, 12/01/19

        1,000   Howard County, Maryland, Consolidated Public Improvement              2/14 at 100.00         AAA          1,106,540
                 Bonds, Series 2004B, 5.000%, 8/15/16

                Maryland, General Obligation Bonds, State and Local Facilities
                Loan, First Series 2001:
        2,445    5.500%, 3/01/11                                                        No Opt. Call         AAA          2,755,735
        1,500    5.500%, 3/01/12                                                        No Opt. Call         AAA          1,709,730

        4,730   Montgomery County, Maryland, General Obligation Refunding            10/11 at 101.00         AAA          5,238,570
                 Bonds, Consolidated Public Improvement, Series 2001,
                 5.250%, 10/01/18

        1,000   Montgomery County, Maryland, General Obligation Refunding               No Opt. Call         AAA          1,122,230
                 Bonds, Consolidated Public Improvement, Series 2002A,
                 5.250%, 11/01/11

          800   Montgomery County, Maryland, General Obligation Bonds,                  No Opt. Call         AAA            893,464
                 Consolidated Public Improvement, Series 2004A,
                 5.000%, 4/01/13

                Prince George's County, Maryland, General Obligation
                Consolidated Public Improvement Bonds, Series 2001:
        1,000    5.250%, 12/01/20 - FGIC Insured                                     12/11 at 101.00         AAA          1,098,100
        2,820    5.250%, 12/01/21 - FGIC Insured                                     12/11 at 101.00         AAA          3,096,642

          800   Prince George's County, Maryland, General Obligation                    No Opt. Call          AA            886,528
                 Consolidated Public Improvement Bonds, Series 2004C,
                 5.000%, 12/01/11

          770   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00         AAA            822,329
                 Series 2001, 5.000%, 7/01/24 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 17.8% (12.0% OF TOTAL INVESTMENTS)

          625   Annapolis, Maryland, Special Obligation Bonds, Park Place             1/15 at 101.00         N/R            634,819
                 Project, Series 2005A, 5.350%, 7/01/34

          750   Anne Arundel County, Maryland, General Obligation Bonds,              8/09 at 101.00         AA+            773,648
                 Consolidated Water and Sewerage, Series 1999,
                 4.500%, 8/01/19

          745   Anne Arundel County, Maryland, Tax Increment Financing                  No Opt. Call         N/R            752,711
                 Revenue Bonds, Parole Town Center Project, Series 2002,
                 5.000%, 7/01/12

                Baltimore County, Maryland, Certificates of Participation,
                Health and Social Services Building Project, Series 2001:
        1,580    5.000%, 8/01/20                                                      8/11 at 101.00         AA+          1,681,894
        1,660    5.000%, 8/01/21                                                      8/11 at 101.00         AA+          1,762,372

          530   Baltimore Board of School Commissioners, Maryland, Revenue            5/13 at 100.00         AA+            581,850
                 Bonds, City Public School System, Series 2003A,
                 5.000%, 5/01/15

          350   Hyattsville, Maryland, Special Obligation Bonds, University           7/14 at 102.00         N/R            359,363
                 Town Center Project, Series 2004, 5.750%, 7/01/34

        1,000   Maryland Department of Transportation, County Transportation            No Opt. Call          AA          1,164,600
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16


                                       32

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   Maryland Department of Transportation, Consolidated                     No Opt. Call          AA     $    1,114,470
                 Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/13

        1,405   Maryland Economic Development Corporation, Lease Revenue              6/12 at 100.50         AA+          1,568,654
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

        1,000   Montgomery County, Maryland, Special Obligation Bonds,               07/12 at 101.00          AA          1,083,460
                 West Germantown Development District, Senior Series 2002A,
                 5.500%, 7/01/27 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.9% (3.3% OF TOTAL INVESTMENTS)

                Maryland Health and Higher Educational Facilities Authority,
                Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series
                2001:
          650    5.000%, 7/01/27 - AMBAC Insured                                      7/11 at 100.00         AAA            682,799
        1,000    5.000%, 7/01/34 - AMBAC Insured                                      7/11 at 100.00         AAA          1,044,980

                Maryland Health and Higher Educational Facilities Authority,
                Parking Facilities Revenue Bonds, Johns Hopkins Medical
                Institution, Series 2004B:
          155    5.000%, 7/01/13 - AMBAC Insured                                        No Opt. Call         AAA            171,875
          135    5.000%, 7/01/14 - AMBAC Insured                                        No Opt. Call         AAA            150,359

        1,000   District of Columbia Metropolitan Area Transit Authority,               No Opt. Call         AAA          1,105,750
                 Gross Revenue Bonds, Series 2003, 5.000%, 1/01/12 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 25.6% (17.3% OF TOTAL INVESTMENTS)

          750   Anne Arundel County, Maryland, Special Obligation Bonds,              7/09 at 102.00         AAA            879,495
                 Arundel Mills Project, Series 1999, 7.100%, 7/01/29
                 (Pre-refunded to 7/01/09)

        1,500   Baltimore County, Maryland, General Obligation Consolidated           8/12 at 100.00         AAA          1,665,750
                 Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
                 (Pre-refunded to 8/01/12)

        1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,131,620
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                 (Pre-refunded to 7/01/10)

        3,000   Frederick County, Maryland, General Obligation Public Facilities     12/10 at 101.00         AAA          3,340,860
                 Bonds, Series 2000, 5.200%, 12/01/19 (Pre-refunded
                 to 12/01/10)

          750   Howard County, Maryland, Consolidated Public Improvement              8/12 at 100.00         AAA            833,168
                 Refunding Bonds, Series 2003A, 5.000%, 8/15/15
                 (Pre-refunded to 8/15/12)

        1,260   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call         AAA          1,383,568
                 Revenue Bonds, Helix Health, Series 1997,
                 5.000%, 7/01/17 - AMBAC Insured

        1,295   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call         AAA          1,526,429
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16

        1,230   Puerto Rico, General Obligation and Public Improvement                7/11 at 100.00         AAA          1,352,542
                 Bonds, Series 2001, 5.000%, 7/01/24 (Pre-refunded
                 to 7/01/11) - FSA Insured

        3,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          3,290,130
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

        1,000   Washington Suburban Sanitary District, Montgomery and                 6/08 at 102.00         AAA          1,078,930
                 Prince George's Counties, Maryland, Water Supply Bonds,
                 Series 1998, 5.000%, 6/01/15 (Pre-refunded to 6/01/08)


                                       33


                        Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR) (continued)
                                Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.2% (2.2% OF TOTAL INVESTMENTS)

$       1,000   Guam Power Authority, Revenue Bonds, Series 1999A,                   10/09 at 101.00         AAA     $    1,072,170
                 5.250%, 10/01/34 - MBIA Insured

        1,000   Maryland Energy Financing Administration, Revenue Bonds,              9/05 at 102.00         N/R          1,022,090
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$      88,721   Total Long-Term Investments (cost $90,521,026) - 147.8%                                                  95,299,467
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      1,200,212
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.6)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   64,499,679
                ====================================================================================================================


FORWARD SWAPS OUTSTANDING AT MAY 31, 2005:

                                                                                                                         UNREALIZED
                                                                                          EFFECTIVE     TERMINATION    APPRECIATION
                                                          NOTIONAL AMOUNT                   DATE(2)            DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs dated December 6, 2004,
to pay semi-annually the notional amount multiplied
by 5.324% (annualized) and receive quarterly the
notional amount multiplied by the three-month
USD-LIBOR (United States Dollar-London Inter-Bank
Offered Rates).                                                $  400,000                   7/11/05         7/11/25        $(32,001)
Agreement with JPMorgan dated January 11, 2005,
to pay semi-annually the notional amount multiplied
by 5.235% (annualized) and receive quarterly the
notional amount multiplied by the three-month
USD-LIBOR (United States Dollar-London Inter-Bank
Offered Rates).                                                 1,000,000                   8/17/05         8/17/25         (66,761)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $(98,762)
------------------------------------------------------------------------------------------------------------------------------------

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI)
                        Portfolio of
                                INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.1% (0.2% OF TOTAL INVESTMENTS)

$          75   Baltimore, Maryland, Pollution Control Revenue Bonds, General           No Opt. Call        Baa3     $       74,669
                 Motors Corporation, Series 1993, 5.350%, 4/01/08


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.5% (2.4% OF TOTAL INVESTMENTS)

        2,750   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          2,782,835
                 Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.0% (10.2% OF TOTAL INVESTMENTS)

          225   Anne Arundel County, Maryland, Economic Development                   9/12 at 102.00          A3            241,515
                 Revenue Bonds, Community College Project, Series 2002,
                 5.125%, 9/01/22

                Frederick County, Maryland, Educational Facilities Revenue
                Bonds, Mount St. Mary's College, Series 2001A:
          100    5.750%, 9/01/25                                                      3/10 at 101.00         BBB            105,808
          100    5.800%, 9/01/30                                                      3/10 at 101.00         BBB            105,993

          690   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+            734,740
                 Bonds, Battelle Memorial Institute, Series 2004,
                 5.250%, 4/01/34

                Maryland Economic Development Corporation, Student Housing
                Revenue Bonds, Sheppard Pratt University Village, Series 2001:
           20    5.875%, 7/01/21 - ACA Insured                                        7/11 at 101.00           A             21,751
          150    6.000%, 7/01/33 - ACA Insured                                        7/11 at 101.00           A            163,623

        1,250   Maryland Economic Development Corporation, Student Housing           10/13 at 100.00        Baa3          1,331,538
                 Revenue Bonds, University of  Maryland - Baltimore,
                 Series 2003A, 5.625%, 10/01/23

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          AA          1,048,850
                 Revenue Bonds, Johns Hopkins University, Series 2002A,
                 5.000%, 7/01/32

          625   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A-            652,938
                 Revenue Bonds, Goucher College, Series 2004,
                 5.125%, 7/01/34

        1,000   Morgan State University, Maryland, Student Tuition and Fee            7/13 at 100.00         AAA          1,063,840
                 Revenue Bonds, Academic Fees and Auxiliary Facilities,
                 Series 2003A, 5.000%, 7/01/32 - FGIC Insured

          985   University of Maryland, Auxiliary Facility and Tuition Revenue        4/11 at 100.00          AA          1,015,407
                 Bonds, Series 2001B, 4.625%, 4/01/21

                University of Maryland, Auxiliary Facility and Tuition Revenue
                Bonds, Series 2002A:
        1,000    5.000%, 4/01/09                                                        No Opt. Call          AA          1,075,440
        2,000    5.125%, 4/01/22                                                      4/12 at 100.00          AA          2,150,580

                University of Maryland, Auxiliary Facility and Tuition Revenue
                Bonds, Series 2003A:
        1,000    5.000%, 4/01/15                                                      4/13 at 100.00          AA          1,096,920
        1,000    5.000%, 4/01/19                                                      4/13 at 100.00          AA          1,086,950


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.1% (11.7% OF TOTAL INVESTMENTS)

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA          1,054,560
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/33 - FSA Insured

        1,000   Maryland Health and Higher Educational Facilities Authority,          5/11 at 100.00         AA-          1,046,570
                 Revenue Bonds, Johns Hopkins Hospital, Series 2001,
                 5.000%, 5/15/21

          650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A-            680,414
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

          800   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+            821,520
                 Revenue Bonds, Greater Baltimore Medical Center,
                 Series 2001, 5.000%, 7/01/34

        1,250   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          1,330,350
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 5.800%, 7/01/32


                                       35


                        Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI) (continued)
                                Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$         700   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1     $      725,998
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

        1,845   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          A3          1,975,977
                 Revenue Bonds, Union Hospital of Cecil County,
                 Series 2002, 5.625%, 7/01/32

          775   Maryland Health and Higher Educational Facilities Authority,          1/13 at 101.00        Baa1            837,744
                 Revenue Refunding Bonds, Adventist Healthcare,
                 Series 2003A, 5.750%, 1/01/25

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa2          1,045,380
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          900   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        Baa1            951,111
                 Revenue Bonds, MedStar Health, Series 2004,
                 5.375%, 8/15/24

          725   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00           A            757,408
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34

          775   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A2            825,034
                 Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                 5.500%, 7/01/36

          770   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          AA            802,325
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured

          900   Prince George's County, Maryland, Revenue Refunding and               7/05 at 101.00          B3            762,786
                 Project Bonds, Dimensions Health Corporation, Series 1994,
                 5.300%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 12.0% (8.2% OF TOTAL INVESTMENTS)

          980   Maryland Community Development Administration, Housing                7/12 at 100.00         Aa2            991,339
                 Revenue Bonds, Series 2002B, 4.950%, 7/01/32 (Alternative
                 Minimum Tax)

                Montgomery County Housing Opportunities Commission,
                Maryland, Multifamily Housing Development Bonds,
                Series 2002B:
          515    5.100%, 7/01/33 (Alternative Minimum Tax)                            7/12 at 100.00         Aaa            525,434
        3,000    5.200%, 7/01/44 (Alternative Minimum Tax)                            7/12 at 100.00         Aaa          3,060,930

        4,860   Prince George's County Housing Authority, Maryland, GNMA             11/12 at 100.00         AAA          4,986,117
                 Collateralized Mortgage Revenue Bonds, Fairview and
                 Hillside Projects, Series 2002A, 4.700%, 11/20/22


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,000   Northeast Maryland Waste Disposal Authority, Resource                 1/09 at 101.00         BBB          1,022,680
                 Recovery Revenue Bonds, Baltimore RESCO Retrofit Project,
                 Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.4% (0.3% OF TOTAL INVESTMENTS)

          280   Maryland Health and Higher Educational Facilities Authority,          4/11 at 101.00         N/R            239,238
                 Revenue Bonds, Collington Episcopal Life Care Community
                 Inc., Series 2001A, 6.750%, 4/01/23

                Prince George's County, Maryland, Revenue Bonds, Collington
                Episcopal Life Care Community Inc., Series 1994A:
           40    5.625%, 4/01/09                                                      4/06 at 100.00         N/R             34,184
           35    6.000%, 4/01/13                                                     10/05 at 101.00         N/R             30,371

           23   Prince George's County, Maryland, Revenue Bonds, Collington             No Opt. Call         N/R             22,563
                 Episcopal Life Care Community Inc., Series 1994B,
                 8.000%, 4/01/16 (Optional put 4/01/06)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 27.3% (18.7% OF TOTAL INVESTMENTS)

        1,000   Annapolis, Maryland, General Obligation Public Improvement            4/12 at 101.00          AA          1,044,770
                 Refunding Bonds, Series 2002, 4.375%, 4/01/17

        1,000   Anne Arundel County, Maryland, General Obligation Bonds,                No Opt. Call         AA+          1,114,060
                 Series 2003, 5.000%, 3/01/13

        1,000   Calvert County, Maryland, General Obligation Public                   1/12 at 101.00          AA          1,056,900
                 Improvement Bonds, Series 2002, 4.500%, 1/01/16

        1,260   Charles County, Maryland, Consolidated General Obligation             1/12 at 101.00          AA          1,326,163
                 Public Improvement Bonds, Series 2002, 4.400%, 1/15/16


                                       36

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$               Frederick County, Maryland, General Obligation Public
                Facilities Bonds, Series 2002:
        1,830    5.000%, 11/01/20                                                    11/12 at 101.00          AA     $    2,000,702
        2,035    5.000%, 11/01/21                                                    11/12 at 101.00          AA          2,224,825
        2,500    5.000%, 11/01/22                                                    11/12 at 101.00          AA          2,725,875

          245   Frederick County, Maryland, Special Obligation Bonds,                 7/10 at 102.00          AA            269,909
                 Villages of Lake Linganore Community Development
                 Authority, Series 2001A, 5.600%, 7/01/20 - RAAI Insured

        1,000   Maryland National Capital Park and Planning Commission,               1/14 at 100.00          AA          1,099,440
                 Prince George's County, General Obligation Bonds,
                 Park Acquisition and Development, Series 2004EE-2,
                 5.000%, 1/15/17

        1,000   Maryland, General Obligation Bonds, State and Local                     No Opt. Call         AAA          1,098,170
                 Facilities Loan, Series 2002B, 5.250%, 2/01/10

        2,000   Montgomery County, Maryland, General Obligation Bonds,                2/12 at 101.00         AAA          2,171,640
                 Consolidated Public Improvement, Series 2002A,
                 5.000%, 2/01/20

        1,000   Montgomery County, Maryland, General Obligation Refunding               No Opt. Call         AAA          1,122,230
                 Bonds, Consolidated Public Improvement, Series 2002A,
                 5.250%, 11/01/11

        1,000   Montgomery County, Maryland, General Obligation Bonds,                  No Opt. Call         AAA          1,116,830
                 Consolidated Public Improvement, Series 2004A,
                 5.000%, 4/01/13

        1,000   Prince George's County, Maryland, General Obligation                 10/13 at 100.00          AA          1,093,190
                 Consolidated Public Improvement Bonds, Series 2003A,
                 5.000%, 10/01/17

        1,000   Prince George's County, Maryland, General Obligation                    No Opt. Call          AA          1,108,160
                 Consolidated Public Improvement Bonds, Series 2004C,
                 5.000%, 12/01/11

        1,000   St. Mary's County, Maryland, General Obligation Hospital                No Opt. Call         AA-          1,110,920
                 Bonds, Series 2002, 5.000%, 10/01/12


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 37.1% (25.3% OF TOTAL INVESTMENTS)

          750   Annapolis, Maryland, Special Obligation Bonds, Park Place             1/15 at 101.00         N/R            761,783
                 Project, Series 2005A, 5.350%, 7/01/34

        1,000   Baltimore Board of School Commissioners, Maryland, Revenue            5/13 at 100.00         AA+          1,097,830
                  Bonds, City Public School System, Series 2003A,
                 5.000%, 5/01/15

          450   Hyattsville, Maryland, Special Obligation Bonds, University           7/14 at 102.00         N/R            462,038
                 Town Center Project, Series 2004, 5.750%, 7/01/34

        5,000   Maryland Department of Transportation, County Transportation            No Opt. Call          AA          5,823,000
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,000   Maryland Department of Transportation, Consolidated                     No Opt. Call          AA          1,114,470
                 Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/13

        2,200   Maryland Economic Development Corporation, Lease                      6/12 at 100.50         AA+          2,289,760
                 Revenue Bonds, Department of Transportation Headquarters
                 Building, Series 2002, 4.750%, 6/01/22

          450   Maryland Economic Development Corporation, Lease                      9/12 at 100.00         AA+            496,818
                 Revenue Bonds, Montgomery County Town Square
                 Parking Garage, Series 2002A, 5.000%, 9/15/13

        2,935   Maryland Economic Development Corporation, Lease                      9/12 at 100.00         AA+          3,261,754
                 Revenue Bonds, Montgomery County Wayne Avenue
                 Parking Project, Series 2002A, 5.250%, 9/15/16

                Maryland Stadium Authority, Lease Revenue Bonds,
                Montgomery County Conference Center Facilities, Series 2003:
        1,465    5.000%, 6/15/21                                                      6/13 at 100.00         AA+          1,593,920
        1,620    5.000%, 6/15/23                                                      6/13 at 100.00         AA+          1,752,970

          700   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call         AAA            832,636
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

        3,500   Puerto Rico Infrastructure Financing Authority, Special Tax           1/08 at 101.00         AAA          3,656,065
                 Revenue Bonds, Series 1997A, 5.000%, 7/01/28 -
                 AMBAC Insured

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002G:
        1,000    5.250%, 7/01/17                                                      7/12 at 100.00         BBB          1,080,250
        1,205    5.250%, 7/01/20                                                      7/12 at 100.00         BBB          1,294,760
        1,275    5.250%, 7/01/21                                                      7/12 at 100.00         BBB          1,366,736

        1,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         AAA          1,145,120
                 Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 -
                 AMBAC Insured

                                       37


                        Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI) (continued)
                                Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         235   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB-     $      252,731
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

           25   Washington Suburban Sanitary District, Maryland, General              6/11 at 101.00         AAA             27,265
                 Obligation Construction Bonds, Second Series 2001,
                 5.000%, 6/01/17

        1,000   Washington Suburban Sanitary District, Montgomery and                   No Opt. Call         AAA          1,118,080
                 Prince George's Counties, Maryland, Sewerage Disposal
                 Bonds, Series 2004, 5.000%, 6/01/13


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 1.9% (1.3% OF TOTAL INVESTMENTS)

                Maryland Health and Higher Educational Facilities Authority,
                Parking Facilities Revenue Bonds, Johns Hopkins Medical
                Institution, Series 2004B:
          190    5.000%, 7/01/13 - AMBAC Insured                                        No Opt. Call         AAA            210,685
          175    5.000%, 7/01/14 - AMBAC Insured                                        No Opt. Call         AAA            194,910

        1,000   District of Columbia Metropolitan Area Transit Authority,               No Opt. Call         AAA          1,105,750
                 Gross Revenue Bonds, Series 2003, 5.000%, 1/01/12 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 20.1% (13.7% OF TOTAL INVESTMENTS)

           10   Anne Arundel County, Maryland, General Obligation Bonds,              5/09 at 101.00      AA+***             10,839
                 Consolidated Improvements, Series 1999, 5.000%, 5/15/19
                 (Pre-refunded to 5/15/09)

        1,000   Anne Arundel County, Maryland, Special Obligation Bonds,              7/09 at 102.00         AAA          1,172,660
                 Arundel Mills Project, Series 1999, 7.100%, 7/01/29
                 (Pre-refunded to 7/01/09)

        2,115   Baltimore County, Maryland, General Obligation Consolidated           8/12 at 100.00         AAA          2,382,251
                 Public Improvement Bonds, Series 2002, 5.250%, 8/01/17
                 (Pre-refunded to 8/01/12)

          100   Frederick County, Maryland, General Obligation Public                 7/09 at 101.00         AAA            109,530
                 Facilities Bonds, Series 1999, 5.250%, 7/01/17 (Pre-refunded to 7/01/09)

        1,210   Howard County, Maryland, Consolidated Public Improvement              2/09 at 101.00         AAA          1,297,386
                 Bonds, Series 2001A, 4.750%, 2/15/19 (Pre-refunded
                 to 2/15/09)

        1,215   Howard County, Maryland, Consolidated Public Improvement              8/12 at 100.00         AAA          1,349,731
                 Refunding Bonds, Series 2003A, 5.000%, 8/15/15
                 (Pre-refunded to 8/15/12)

           50   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call         AAA             54,904
                 Revenue Bonds, Helix Health, Series 1997,
                 5.000%, 7/01/17 - AMBAC Insured

        1,070   Maryland Transportation Authority, Revenue Refunding                    No Opt. Call         AAA          1,261,220
                 Bonds, Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16

          880   Puerto Rico, General Obligation and Public Improvement                7/11 at 100.00         AAA            973,711
                 Bonds, Series 2001, 5.125%, 7/01/30 (Pre-refunded
                 to 7/01/11) - FSA Insured

        5,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          5,483,550
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

          700   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00         Aaa            794,227
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                 (Pre-refunded to 2/01/12)

        1,000   Washington Suburban Sanitary District, Montgomery                     6/08 at 102.00         AAA          1,078,930
                 and Prince George's Counties, Maryland, Water Supply
                 Bonds, Series 1998, 5.000%, 6/01/15 (Pre-refunded to 6/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.1% (4.8% OF TOTAL INVESTMENTS)

        1,250   Maryland Energy Financing Administration, Revenue Bonds,              9/05 at 102.00         N/R          1,277,613
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        4,025   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          4,347,684
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured


                                       38

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.4% (2.3% OF TOTAL INVESTMENTS)

$       2,570   Baltimore, Maryland, Revenue Refunding Bonds, Wastewater              7/12 at 100.00         AAA     $    2,706,052
                  Projects, Series 2002A, 5.125%, 7/01/42 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     108,033   Total Long-Term Investments (cost $112,009,829) - 146.3%                                                116,206,833
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                      2,235,999
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.1)%                                                        (39,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   79,442,832
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2005:
                                                                                                                         UNREALIZED
                                                                                          EFFECTIVE     TERMINATION    APPRECIATION
                                                          NOTIONAL AMOUNT                   DATE(2)            DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs dated December 6, 2004,
to pay semi-annually the notional amount multiplied
by 5.324% (annualized) and receive quarterly the
notional amount multiplied by the three-month
USD-LIBOR (United States Dollar-London Inter-Bank
Offered Rates).                                                $  600,000                   7/11/05         7/11/25       $ (48,001)

Agreement with JPMorgan dated January 11, 2005,
to pay semi-annually the notional amount multiplied
by 5.235% (annualized) and receive quarterly the
notional amount multiplied by the three-month
USD-LIBOR (United States Dollar-London Inter-Bank
Offered Rates).                                                 2,200,000                    8/17/05        8/17/25        (146,875)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $(194,876)
------------------------------------------------------------------------------------------------------------------------------------

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Virginia Premium Income Municipal Fund (NPV)
                        Portfolio of
                                INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.9% (2.7% OF TOTAL INVESTMENTS)

$               Tobacco Settlement Financing Corporation of Virginia,
                Tobacco Settlement Asset-Backed Bonds, Series 2005:
        1,575    5.250%, 6/01/19                                                      6/15 at 100.00         BBB     $    1,585,238
        3,850    5.500%, 6/01/26                                                      6/15 at 100.00         BBB          3,851,463


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.7% (7.4% OF TOTAL INVESTMENTS)

        3,500   Alexandria Industrial Development Authority, Virginia, Fixed         10/10 at 101.00         AAA          3,924,900
                 Rate Revenue Bonds, Institute for Defense Analyses,
                 Series 2000A, 5.900%, 10/01/30 - AMBAC Insured

                Danville Industrial Development Authority, Virginia, Student
                Housing Revenue Bonds, Collegiate Housing Foundation, Averett
                College Project, Series 1999A:
          500    6.875%, 6/01/20                                                      6/09 at 102.00         N/R            497,230
        1,500    7.000%, 6/01/30                                                      6/09 at 102.00         N/R          1,493,865

        1,000   Prince William County Industrial Development Authority,              10/13 at 101.00          A3          1,062,530
                 Virginia, Educational Facilities Revenue Bonds, Catholic
                 Diocese of Arlington, Series 2003, 5.500%, 10/01/33

          500   Prince William County Park Authority, Virginia, Park Facilities      10/09 at 101.00          A3            547,615
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

          700   Puerto Rico Industrial, Tourist, Educational, Medical and            12/12 at 101.00         BBB            750,015
                 Environmental Control Facilities Financing Authority,
                 Higher Education Revenue Refunding Bonds, Ana G. Mendez
                 University System, Series 2002, 5.375%, 12/01/21

          500   Rockbridge County Industrial Development Authority,                   7/11 at 100.00          B2            476,145
                 Virginia, Horse Center Revenue and Refunding Bonds,
                 Series 2001C, 6.850%, 7/15/21

        2,000   Virginia College Building Authority, Educational Facilities             No Opt. Call         Aa1          2,226,140
                 Revenue Bonds, Public Higher Education Financing Program,
                 Series 2004B, 5.000%, 9/01/13

        2,120   Virginia College Building Authority, Educational Facilities           9/11 at 100.00         AA+          2,225,915
                 Revenue Bonds, Public Higher Education Financing Program,
                 Series 2001A, 5.000%, 9/01/26

        1,635   Virginia Commonwealth University, Revenue Bonds,                      5/14 at 101.00         AAA          1,793,203
                 Series 2004A, 5.000%, 5/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.7% (15.2% OF TOTAL INVESTMENTS)

        2,000   Albemarle County Industrial Development Authority,                   10/12 at 100.00          A2          2,077,620
                 Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital,
                 Series 2002, 5.250%, 10/01/35

        2,000   Danville Industrial Development Authority, Virginia, Hospital           No Opt. Call         AAA          2,237,460
                 Revenue Bonds, Danville Regional Medical Center,
                 Series 1998, 5.200%, 10/01/18 - AMBAC Insured

        4,850   Fairfax County Industrial Development Authority, Virginia,              No Opt. Call         AA+          5,317,298
                 Hospital Revenue Refunding Bonds, Inova Health System
                 Hospitals Project, Series 1993A, 5.000%, 8/15/23

        1,200   Fredericksburg Industrial Development Authority, Virginia,            6/12 at 100.00          A3          1,235,676
                 Revenue Bonds, MediCorp Health System, Series 2002B,
                 5.125%, 6/15/33

        1,000   Hanover County Industrial Development Authority, Virginia,              No Opt. Call         AAA          1,211,290
                 Hospital Revenue Bonds, Memorial Regional Medical Center
                 Project, Series 1995, 6.375%, 8/15/18 - MBIA Insured

        4,650   Hanover County Industrial Development Authority, Virginia,            8/05 at 102.00         AAA          4,761,554
                 Hospital Revenue Bonds, Bon Secours Health System
                 Projects, Series 1995, 5.500%, 8/15/25 - MBIA Insured

        1,500   Henrico County Economic Development Authority, Virginia,             11/12 at 100.00          A-          1,592,955
                 Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.600%, 11/15/30

        1,500   Henrico County Industrial Development Authority, Virginia,              No Opt. Call         AAA          1,876,710
                 Healthcare Revenue Bonds, Bon Secours Health System
                 Inc., Series 1996, 6.250%, 8/15/20 - MBIA Insured

        1,950   Manassas Industrial Development Authority, Virginia,                  4/13 at 100.00          A2          2,048,806
                 Hospital Revenue Bonds, Prince William Hospital,
                 Series 2002, 5.250%, 4/01/33

        4,750   Medical College of Virginia Hospital Authority, General               7/08 at 102.00         AAA          4,979,995
                 Revenue Bonds, Series 1998, 5.125%, 7/01/23 -
                 MBIA Insured


                                       40

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       3,000   Roanoke Industrial Development Authority, Virginia,                   7/12 at 100.00         AAA     $    3,285,750
                 Hospital Revenue Bonds, Carilion Health System,
                 Series 2002A, 5.500%, 7/01/19 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.0% (2.1% OF TOTAL INVESTMENTS)

        1,455   Arlington County Industrial Development Authority, Virginia,          5/10 at 100.00         Aaa          1,542,227
                 Multifamily Housing Revenue Bonds, Patrick Henry
                 Apartments, Series 2000, 6.050%, 11/01/32 (Alternative
                 Minimum Tax) (Mandatory put 11/01/20)

        1,495   Henrico County Economic Development Authority, Virginia,              7/09 at 102.00         AAA          1,650,241
                 GNMA Mortgage-Backed Securities Beth Sholom
                 Assisted Living Revenue Bonds, Series 1999A,
                 5.900%, 7/20/29

        1,000   Lynchburg Redevelopment and Housing Authority, Virginia,              4/10 at 102.00         AAA          1,046,600
                 Vistas GNMA Mortgage-Backed Revenue Bonds,
                 Series 2000A, 6.200%, 1/20/40 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.0% (0.8% OF TOTAL INVESTMENTS)

          350   Puerto Rico Housing Finance Authority, Mortgage-Backed                6/13 at 100.00         AAA            354,326
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)

        1,000   Virginia Housing Development Authority, Commonwealth                  7/11 at 100.00         AAA          1,037,110
                 Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.5% (1.0% OF TOTAL INVESTMENTS)

        2,000   Charles County Industrial Development Authority, Virginia,              No Opt. Call         BBB          2,067,520
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 USA Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 1.8% (1.3% OF TOTAL INVESTMENTS)

          500   Bedford County Industrial Development Authority, Virginia,            2/08 at 102.00         Ba3            502,870
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax) (a)

        1,000   Goochland County Industrial Development Authority, Virginia,         12/08 at 101.00         Ba3          1,006,190
                 Industrial Development Revenue Refunding Bonds,
                 Nekoosa Packaging Corporation Project, Series 1998,
                 5.650%, 12/01/25 (Alternative Minimum Tax) (a)

        1,000   Isle of Wight County Industrial Development Authority,                5/07 at 102.00         BBB          1,033,650
                 Virginia, Solid Waste Disposal Facilities Revenue Bonds,
                 Union Camp Corporation Project, Series 1997,
                 6.100%, 5/01/27 (Alternative Minimum Tax) (a)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 20.8% (14.5% OF TOTAL INVESTMENTS)

          900   Alexandria, Virginia, General Obligation Bonds, Series 2004B,           No Opt. Call         AAA          1,007,181
                 5.000%, 6/15/13

          900   Alexandria, Virginia, General Obligation Bonds, Series 2004C,           No Opt. Call         AAA            998,694
                 5.000%, 12/15/11

        1,400   Arlington County, Virginia, General Obligation Bonds,                 5/15 at 100.00         AAA          1,568,350
                 Series 2005, 5.000%, 5/15/16 (WI, settling 6/01/05)

                Chesapeake, Virginia, General Obligation Water and Sewer
                Bonds, Series 2003B:
        1,880    5.000%, 6/01/21                                                      6/13 at 100.00          AA          2,036,134
        2,060    5.000%, 6/01/23                                                      6/13 at 100.00          AA          2,220,907

        1,355   Harrisonburg, Virginia, General Obligation Bonds, Public              7/12 at 101.00         AAA          1,477,804
                 Safety and Steam Plant, Series 2002, 5.000%, 7/15/19 -
                 FGIC Insured

        1,920   Loudoun County, Virginia, General Obligation Public                     No Opt. Call         Aaa          2,155,891
                 Improvement Bonds, Series 2005A, 5.000%, 7/01/14

          105   Loudoun County, Virginia, General Obligation Public                   5/12 at 100.00         Aaa            115,117
                 Improvement Bonds, Series 2002A, 5.250%,5/01/22

        1,185   Lynchburg, Virginia, General Obligation Bonds,                        6/14 at 100.00          AA          1,287,360
                Series 2004, 5.000%, 6/01/21

                Newport News, Virginia, General Obligation Bonds, General
                Improvement and Water Projects, Series 2002A:
        2,770    5.000%, 7/01/19                                                      7/13 at 100.00          AA          3,011,461
        1,000    5.000%, 7/01/20                                                      7/13 at 100.00          AA          1,087,170

        1,350   Newport News, Virginia, General Obligation Bonds,                     5/14 at 101.00          AA          1,496,840
                 Series 2004C, 5.000%, 5/01/16

        1,400   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A          1,498,588
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

        1,000   Portsmouth, Virginia, General Obligation Bonds,                         No Opt. Call         AAA          1,109,570
                 Series 2003, 5.000%, 7/01/12 - FSA Insured

        1,480   Richmond, Virginia, General Obligation Bonds, Series 2004A,           7/14 at 100.00         AAA          1,605,667
                 5.000%, 7/15/21 - FSA Insured


                                       41


                        Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)
                                Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,430   Roanoke, Virginia, General Obligation Public Improvement             10/12 at 101.00          AA     $    1,574,316
                 Bonds, Series 2002A, 5.000%, 10/01/17

        1,425   Virginia Beach, Virginia, General Obligation Public                   6/11 at 101.00         AA+          1,540,895
                 Improvement Bonds, Series 2001, 5.000%, 6/01/20

        2,155   Virginia Beach, Virginia, General Obligation Bonds,                   5/13 at 100.00         AA+          2,365,824
                 Series 2003B, 5.000%, 5/01/15

        1,000   Virginia Beach, Virginia, General Obligation Bonds,                     No Opt. Call         AA+          1,110,790
                 Series 2004B, 5.000%, 5/01/13


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 27.6% (19.3% OF TOTAL INVESTMENTS)

                Buena Vista Public Recreational Facilities Authority, Virginia,
                Lease Revenue Bonds, Golf Course Project, Series 2005A:
          335    5.250%, 7/15/25 - ACA Insured                                        7/15 at 100.00           A            349,003
          260    5.500%, 7/15/35 - ACA Insured                                        7/15 at 100.00           A            272,168

                Cumberland County, Virginia, Certificates of Participation,
                Series 1997:
        1,075    6.200%, 7/15/12                                                        No Opt. Call         N/R          1,172,320
        1,350    6.375%, 7/15/17                                                        No Opt. Call         N/R          1,535,612

          500   Dinwiddie County Industrial Development Authority, Virginia,          2/07 at 102.00         N/R            521,535
                 Lease Revenue Bonds, Dinwiddie County School Facilities,
                 Series 1997A, 6.000%, 2/01/18

        1,000   Dinwiddie County Industrial Development Authority, Virginia,          2/14 at 100.00         AAA          1,107,220
                 Lease Revenue Bonds, Series 2004B, 5.125%, 2/15/16 -
                 MBIA Insured

                Fairfax County Economic Development Authority, Virginia, Lease
                Revenue Bonds, Laurel Hill Public Facilities Project, Series
                2003:
        2,260    5.000%, 6/01/14                                                      6/13 at 101.00         AA+          2,508,216
        2,165    5.000%, 6/01/22                                                      6/13 at 101.00         AA+          2,331,597

        1,000   Fairfax County Economic Development Authority, Virginia,              9/09 at 102.00          AA          1,125,940
                 Parking Revenue Bonds, Vienna II Metrorail Station Project,
                 1999 First Series, 6.000%, 9/01/18

        1,660   Front Royal and Warren County Industrial Development                  4/14 at 100.00         AAA          1,804,951
                 Authority, Virginia, Lease Revenue Bonds, Series 2004B,
                 5.000%, 4/01/18 - FSA Insured

        2,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00         AAA          2,110,240
                 Revenue Bonds, Series 2002D, 5.000%, 7/01/32 -
                 FSA Insured

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Refunding Bonds, Series 2002D:
          265    5.250%, 7/01/27                                                      7/12 at 100.00         BBB            281,054
          320    5.250%, 7/01/36                                                      7/12 at 100.00         BBB            338,182

        1,110   Spotsylvania County Industrial Development Authority,                 8/13 at 100.00         AAA          1,136,762
                 Virginia, Lease Revenue Bonds, School Facilities,
                 Series 2003B, 4.375%, 8/01/20 - AMBAC Insured

        2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          2,279,900
                 Loan Note, Series 1999A, 6.500%, 10/01/24

        1,400   Virginia Beach Development Authority, Public Facilities               5/15 at 100.00          AA          1,552,950
                 Revenue Bonds, Series 2005A, 5.000%, 5/01/16
                 (WI, settling 6/07/05)

        1,855   Virginia College Building Authority, Educational Facilities             No Opt. Call         AA+          2,034,379
                 Revenue Bonds, 21st Century College Program, Series 2004A,
                 5.000%, 2/01/11

        2,000   Virginia College Building Authority, Educational Facilities           2/12 at 100.00         AA+          2,120,720
                 Revenue Bonds, 21st Century College Program, Series 2002A,
                 5.000%, 2/01/22

        2,250   Virginia Transportation Board, Transportation Revenue Bonds,            No Opt. Call         AA+          2,511,180
                 Northern Virginia Transportation District Program,
                 Series 2004A, 5.000%, 5/15/14

        2,000   Virginia Public Building Authority, Public Facilities Revenue           No Opt. Call         AA+          2,203,120
                 Bonds, Series 2004B, 5.000%, 8/01/11

          875   Virginia Public School Authority, School Financing Bonds,               No Opt. Call         AA+            963,865
                 1997 Resolution, Series 2004C, 5.000%, 8/01/11

        2,000   Virginia Public School Authority, School Financing Bonds,             8/10 at 101.00         AA+          2,160,740
                 1997 Resolution, Series 2000B, 5.000%, 8/01/18

                Virginia Resources Authority, Infrastructure Revenue Bonds,
                Pooled Loan Bond Program, Series 2000B:
        1,120    5.500%, 5/01/20 - FSA Insured                                        5/10 at 101.00         AAA          1,229,782
        3,060    5.500%, 5/01/30 - FSA Insured                                        5/10 at 101.00         AAA          3,339,653


                                       42




   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,740   Virginia Resources Authority, Infrastructure Revenue Bonds,           5/11 at 101.00          AA     $    1,880,401
                 Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.1% (8.4% OF TOTAL INVESTMENTS)

          755   Metropolitan District of Columbia Airports Authority,                10/07 at 101.00         Aa3            794,426
                 Virginia, Airport System Revenue Bonds, Series 1997A,
                 5.375%, 10/01/23

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,           7/11 at 100.00         AAA          4,194,480
                 Series 2001A, 5.125%, 7/01/31 - FGIC Insured

          530   Pocahontas Parkway Association, Virginia, Senior Lien Revenue         8/08 at 102.00          BB            524,133
                 Bonds, Route 895 Connector Toll Road, Series 1998A,
                 5.500%, 8/15/28

        2,500   Richmond Metropolitan Authority, Virginia, Revenue Refunding            No Opt. Call         AAA          2,889,650
                 Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 -
                 FGIC Insured

        6,065   Virginia Port Authority, Revenue Bonds, Port Authority Facilities,    7/07 at 101.00         AAA          6,365,581
                 Series 1997, 5.600%, 7/01/27 (Alternative Minimum Tax) -
                 MBIA Insured

        2,000   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00         Aa2          2,146,500
                 Bonds, Series 2001A, 5.250%, 8/01/23


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 18.2% (12.7% OF TOTAL INVESTMENTS)

          270   Arlington County Industrial Development Authority, Virginia,          7/05 at 102.00        A***            276,029
                 Multifamily Housing Mortgage Revenue Bonds, Arlington
                 Housing Corporation, Series 1995, 5.700%, 7/01/07
                 (Pre-refunded to 7/01/05)

          750   Bristol, Virginia, General Obligation Utility System Revenue         11/12 at 102.00         AAA            839,850
                 Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured

        1,215   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,290,184
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        2,000   Fairfax County Water Authority, Virginia, Water Revenue               4/10 at 101.00         AAA          2,249,400
                 Bonds, Series 2000, 5.625%, 4/01/25 (Pre-refunded
                 to 4/01/10)

                Fairfax County Water Authority, Virginia, Water Revenue
                Refunding Bonds, Series 2002:
        1,925    5.375%, 4/01/19 (Pre-refunded to 4/01/12)                            4/12 at 100.00         AAA          2,171,881
          200    5.000%, 4/01/27 (Pre-refunded to 4/01/12)                            4/12 at 100.00         AAA            221,090

                Greater Richmond Convention Center Authority, Virginia, Hotel
                Tax Revenue Bonds, Convention Center Expansion Project, Series
                2000:
          600    6.125%, 6/15/25 (Pre-refunded to 6/15/10)                            6/10 at 101.00        A***            688,350
        2,000    6.125%, 6/15/29 (Pre-refunded to 6/15/10)                            6/10 at 101.00        A***          2,294,500

                Hampton, Virginia, General Obligation Public Improvement
                Bonds, Series 2000:
          890    5.750%, 2/01/17 (Pre-refunded to 2/01/10)                            2/10 at 102.00       AA***          1,009,705
        2,000    6.000%, 2/01/20 (Pre-refunded to 2/01/10)                            2/10 at 102.00       AA***          2,290,600

          480   Loudoun County, Virginia, General Obligation Public                   5/12 at 100.00         Aaa            538,963
                 Improvement Bonds, Series 2002A, 5.250%, 5/01/22
                 (Pre-refunded to 5/01/12)

                Loudoun County Industrial Development Authority, Virginia,
                Hospital Revenue Bonds, Loudoun Hospital Center,
                Series 2002A:
          375    6.000%, 6/01/22 (Pre-refunded to 6/01/12)                            6/12 at 101.00      BBB***            435,499
          800    6.100%, 6/01/32 (Pre-refunded to 6/01/12)                            6/12 at 101.00      BBB***            933,992

          645   Metropolitan District of Columbia Airports Authority,                10/07 at 101.00      Aa3***            686,996
                 Virginia, Airport System Revenue Bonds, Series 1997A,
                 5.375%, 10/01/23 (Pre-refunded to 10/01/07)

        1,230   Middlesex County Industrial Development Authority,                    8/09 at 102.00         AAA          1,395,091
                 Virginia, Lease Revenue Bonds, School Facilities Project,
                 Series 1999, 6.000%, 8/01/24 (Pre-refunded
                 to 8/01/09) - MBIA Insured

        2,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          2,741,775
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

                Puerto Rico Public Buildings Authority, Guaranteed
                Government Facilities Revenue Refunding Bonds,
                Series 2002D:
          735    5.250%, 7/01/27 (Pre-refunded to 7/01/12)                            7/12 at 100.00      BBB***            817,247
          880    5.250%, 7/01/36 (Pre-refunded to 7/01/12)                            7/12 at 100.00      BBB***            978,472

        2,250   Virginia College Building Authority, Educational Facilities           2/09 at 101.00      AA+***          2,505,938
                 Revenue Bonds, 21st Century College Program, Series 2000,
                 6.000%, 2/01/20 (Pre-refunded to 2/01/09)


                                       43

                        Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)
                                Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

$       1,000   Virginia College Building Authority, Educational Facilities           4/10 at 101.00       A+***     $    1,138,050
                 Revenue Bonds, Hampton University, Series 2000,
                 6.000%, 4/01/20 (Pre-refunded to 4/01/10)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.4% (7.9% OF TOTAL INVESTMENTS)

                Bristol, Virginia, Utility System Revenue Refunding Bonds,
                Series 2003:
        1,705    5.250%, 7/15/14 - MBIA Insured                                       7/13 at 100.00         AAA          1,915,960
        1,800    5.250%, 7/15/15 - MBIA Insured                                       7/13 at 100.00         AAA          2,011,518
        2,775    5.250%, 7/15/23 - MBIA Insured                                       7/13 at 100.00         AAA          3,066,070

        2,500   Mecklenburg County Industrial Development Authority,                 10/12 at 100.00          A3          2,823,125
                 Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration
                 LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)

        3,500   Richmond, Virginia, Public Utility Revenue Refunding Bonds,           1/08 at 101.00         AAA          3,665,935
                 Series 1998A, 5.125%, 1/15/28 - FGIC Insured

                Richmond, Virginia, Public Utility Revenue Refunding Bonds,
                Series 2002:
          750    5.000%, 1/15/27 - FSA Insured                                        1/12 at 100.00         AAA            788,543
        1,600    5.000%, 1/15/33 - FSA Insured                                        1/12 at 100.00         AAA          1,671,840


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.4% (6.5% OF TOTAL INVESTMENTS)

                Fairfax County Water Authority, Virginia, Water Revenue
                Refunding Bonds, Series 2002:
          105    5.375%, 4/01/19                                                      4/12 at 100.00         AAA            117,104
          800    5.000%, 4/01/27                                                      4/12 at 100.00         AAA            844,680

        1,650   Henrico County, Virginia, Water and Sewer System Revenue              5/09 at 102.00         AA+          1,741,179
                  Refunding Bonds, Series 1999, 5.000%, 5/01/28

        1,000   Loudoun County Sanitation Authority, Virginia, Water and              1/15 at 100.00         AA+          1,071,930
                 Sewerage System Revenue Bonds, Series 2004,
                 5.000%, 1/01/26

        1,200   Norfolk, Virginia, Water Revenue Bonds, Series 1995,                 11/05 at 102.00         AAA          1,238,184
                 5.875%, 11/01/20 - MBIA Insured

                Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
        1,310    5.000%, 11/01/21 - FGIC Insured                                     11/11 at 100.00         AAA          1,398,726
        1,380    5.000%, 11/01/22 - FGIC Insured                                     11/11 at 100.00         AAA          1,473,467

        1,955   Rivanna Water and Sewerage Authority, Virginia, Regional             10/09 at 101.00         Aa3          2,136,580
                 Water and Sewerage System Revenue Bonds, Series 1999,
                 5.625%, 10/01/29

        2,250   Virginia Beach, Virginia, Storm Water Utility Revenue Bonds,          9/10 at 101.00         Aa3          2,547,829
                 Series 2000, 6.000%, 9/01/24

          500   Virginia Resources Authority, Clean Water State Revolving            10/10 at 100.00         AAA            555,110
                 Fund Revenue Bonds, Series 1999, 5.625%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
$     185,270   Total Long-Term Investments (cost $187,479,800) - 143.1%                                                200,926,318
=============-----------------------------------------------------------------------------------------------------------------------


                                       44

    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                         RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.4% (0.2% OF TOTAL INVESTMENTS)

$         500   Puerto Rico Government Development Bank, Adjustable                                       VMIG-1     $      500,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 2.850%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$         500   Total Short-Term Investments (cost $500,000)                                                                500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $187,979,800) - 143.5%                                                          201,426,318
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      2,714,078
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (45.5)%                                                        (63,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  140,340,396
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    (a) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Nuveen Virginia Dividend Advantage Municipal Fund (NGB)
                        Portfolio of
                                INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.6% (3.1% OF TOTAL INVESTMENTS)

                Guam Economic Development Authority, Tobacco Settlement
                Asset-Backed Bonds, Series 2001A:
$          85    5.000%, 5/15/22                                                      5/11 at 100.00        Baa3     $       86,204
          850    5.400%, 5/15/31                                                      5/11 at 100.00        Baa3            855,695

                Tobacco Settlement Financing Corporation of Virginia,
                Tobacco Settlement Asset-Backed Bonds, Series 2005:
          550    5.250%, 6/01/19                                                      6/15 at 100.00         BBB            553,575
          725    5.500%, 6/01/26                                                      6/15 at 100.00         BBB            725,276


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 13.4% (9.1% OF TOTAL INVESTMENTS)

          500   Danville Industrial Development Authority, Virginia,                  3/11 at 102.00         N/R            514,500
                 Educational Facilities Revenue Bonds, Averett University
                 Project, Series 2001, 6.000%, 3/15/22

          500   Prince William County Industrial Development Authority,              10/13 at 101.00          A3            531,265
                 Virginia, Educational Facilities Revenue Bonds, Catholic
                 Diocese of Arlington, Series 2003, 5.500%, 10/01/33

          850   Prince William County Park Authority, Virginia, Park Facilities      10/09 at 101.00          A3            930,946
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Ana G. Mendez University System,
                Series 1999:
          160    5.375%, 2/01/19                                                      2/09 at 101.00         BBB            166,582
          320    5.375%, 2/01/29                                                      2/09 at 101.00         BBB            330,093

          375   Rockbridge County Industrial Development Authority, Virginia,           No Opt. Call          B2            360,829
                 Horse Center Revenue and Refunding Bonds, Series 2001B,
                 6.125%, 7/15/11

        1,000   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 100.00          B2            952,290
                 Horse Center Revenue and Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21

          700   Virginia College Building Authority, Educational Facilities             No Opt. Call         Aa1            779,149
                 Revenue Bonds, Public Higher Education Financing Program,
                 Series 2004B, 5.000%, 9/01/13

        1,325   Virginia College Building Authority, Educational Facilities           9/10 at 100.00         AA+          1,421,791
                 Revenue Bonds, Public Higher Education Financing Program,
                 Series 2000A, 5.000%, 9/01/17

          500   Virginia College Building Authority, Educational Facilities           7/08 at 101.00          AA            518,295
                 Revenue Refunding Bonds, Marymount University,
                 Series 1998, 5.100%, 7/01/18 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.9% (8.7% OF TOTAL INVESTMENTS)

        1,000   Fauquier County Industrial Development Authority, Virginia,          10/12 at 102.00          AA          1,078,720
                 Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                 5.250%, 10/01/25 - RAAI Insured

        1,500   Fredericksburg Industrial Development Authority, Virginia,            6/07 at 102.00         AAA          1,586,940
                 Hospital Facilities Revenue Refunding Bonds, MediCorp
                 Health System Obligated Group, Series 1996,
                 5.250%, 6/15/16 - AMBAC Insured

          500   Fredericksburg Industrial Development Authority, Virginia,            6/12 at 100.00          A3            514,865
                 Revenue Bonds, MediCorp Health System, Series 2002B,
                 5.125%, 6/15/33

          500   Henrico County Economic Development Authority, Virginia,             11/12 at 100.00          A-            530,985
                 Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.600%, 11/15/30

          575   Manassas Industrial Development Authority, Virginia,                  4/13 at 100.00          A2            604,135
                 Hospital Revenue Bonds, Prince William Hospital,
                 Series 2002, 5.250%, 4/01/33

        1,000   Norfolk Industrial Development Authority, Virginia, Healthcare        8/07 at 102.00         AAA          1,054,850
                 Revenue Bonds, Bon Secours Health System, Series 1997,
                 5.250%, 8/15/26 - MBIA Insured

          800   Norton Industrial Development Authority, Virginia, Hospital          12/11 at 101.00           A            872,032
                 Revenue Refunding and Improvement Bonds, Norton
                 Community Hospital, Series 2001, 6.000%, 12/01/22 -
                 ACA Insured


                                       46

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.3% (2.9% OF TOTAL INVESTMENTS)

$       1,000   Arlington County Industrial Development Authority, Virginia,         11/11 at 102.00         AAA     $    1,038,340
                 Multifamily Housing Mortgage Revenue Bonds, Arlington
                 View Terrace Apartments, Series 2001, 5.150%, 11/01/31
                 (Alternative Minimum Tax) (Mandatory put 11/01/19)

        1,000   Virginia Housing Development Authority, Rental Housing Bonds,        10/10 at 100.00         AA+          1,050,570
                 Series 2000G, 5.625%, 10/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.1% (1.5% OF TOTAL INVESTMENTS)

        1,000   Virginia Housing Development Authority, Commonwealth                  7/11 at 100.00         AAA          1,037,110
                 Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 0.1% (0.2% OF TOTAL INVESTMENTS)

           50   Charles County Industrial Development Authority, Virginia,              No Opt. Call         BBB             51,688
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 USA Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.0% (2.7% OF TOTAL INVESTMENTS)

          500   Albemarle County Industrial Development Authority,                    1/12 at 100.00         N/R            526,720
                 Virginia, Residential Care Facility Revenue Bonds,
                 Westminster Canterbury of the Blue Ridge First Mortgage,
                 Series 2001, 6.200%, 1/01/31

          350   Chesterfield County Health Center Commission, Virginia,              12/15 at 100.00         N/R            349,206
                 Mortgage Revenue Bonds, Lucy Corr Village, Series 2005,
                 5.625%, 12/01/39

          650   James City County Industrial Development Authority,                   3/12 at 101.00         N/R            701,720
                 Virginia, Residential Care Facility First Mortgage Revenue
                 Refunding Bonds, Williamburg Landing Inc., Series 2003A,
                 6.000%, 3/01/23

          350   Winchester Industrial Development Authority, Virginia,                1/15 at 100.00         N/R            353,668
                 Residential Care Facility Revenue Bonds, Westminster-
                 Canterbury of Winchester Inc., Series 2005A,
                 5.200%, 1/01/27 (WI, settling 6/09/05)


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)

          100   Bedford County Industrial Development Authority, Virginia,            2/08 at 102.00         Ba3            100,574
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax) (a)

           20   Bedford County Industrial Development Authority, Virginia,           12/09 at 101.00         Ba3             20,968
                 Industrial Development Revenue Refunding Bonds,
                 Nekoosa Packaging Corporation, Series 1999A,
                 6.550%, 12/01/25 (Alternative Minimum Tax)

          220   Goochland County Industrial Development Authority,                   12/08 at 101.00         Ba3            221,362
                 Virginia, Industrial Development Revenue Refunding Bonds,
                 Nekoosa Packaging Corporation Project, Series 1998,
                 5.650%, 12/01/25 (Alternative Minimum Tax) (a)

          500   Hopewell Industrial Development Authority, Virginia,                    No Opt. Call           B            506,170
                 Environmental Improvement Revenue Bonds, Smurfit
                 Stone Container Corporation, Series 2005, 5.250%, 6/01/15


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 27.8% (18.9% OF TOTAL INVESTMENTS)

          330   Alexandria, Virginia, General Obligation Bonds, Series 2004B,           No Opt. Call         AAA            369,300
                 5.000%, 6/15/13

          300   Alexandria, Virginia, General Obligation Bonds, Series 2004C,           No Opt. Call         AAA            332,898
                 5.000%, 12/15/11

          500   Arlington County, Virginia, General Obligation Bonds,                 5/15 at 100.00         AAA            560,125
                 Series 2005, 5.000%, 5/15/16 (WI, settling 6/01/05)

        2,000   Chesterfield County, Virginia, General Obligation Public              1/11 at 100.00         AAA          2,124,540
                 Improvement Bonds, Series 2001, 5.000%, 1/15/21

        3,310   Leesburg, Virginia, General Obligation Public Improvement             1/11 at 101.00         AAA          3,559,905
                 Bonds, Series 2000, 5.125%, 1/15/21 - FGIC Insured

          660   Loudoun County, Virginia, General Obligation Public Improvement         No Opt. Call         Aaa            741,088
                 Bonds, Series 2005A, 5.000%, 7/01/14

          845   Newport News, Virginia, General Obligation Bonds,                     5/14 at 101.00          AA            936,911
                 Series 2004C, 5.000%, 5/01/16

          320   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            342,534
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

          500   Portsmouth, Virginia, General Obligation Bonds, Series 2003,            No Opt. Call         AAA            554,785
                 5.000%, 7/01/12 - FSA Insured

        1,300   Richmond, Virginia, General Obligation Refunding and Public           1/10 at 101.00         AAA          1,389,076
                 Improvement Bonds, Series 1999A, 5.125%, 1/15/24 -
                 FSA Insured

        2,425   Virginia Beach, Virginia, General Obligation Public                   6/11 at 101.00         AA+          2,622,225
                 Improvement Bonds, Series 2001, 5.000%, 6/01/21


                                       47


                        Nuveen Virginia Dividend Advantage Municipal Fund (NGB) (continued)
                                Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 20.1% (13.6% OF TOTAL INVESTMENTS)

$         295   Bell Creek Community Development Authority, Virginia, Special         3/13 at 101.00         N/R     $      302,791
                 Assessment Bonds, Series 2003A, 6.750%, 3/01/22

          500   Broad Street Community Development Authority, Virginia,               6/13 at 102.00         N/R            526,025
                 Revenue Bonds, Series 2003, 7.500%, 6/01/33

                Buena Vista Public Recreational Facilities Authority, Virginia,
                Lease Revenue Bonds, Golf Course Project, Series 2005A:
          120    5.250%, 7/15/25 - ACA Insured                                        7/15 at 100.00           A            125,016
           95    5.500%, 7/15/35 - ACA Insured                                        7/15 at 100.00           A             99,446

        1,000   Spotsylvania County Industrial Development Authority,                 8/13 at 100.00         AAA          1,096,640
                 Virginia, Lease Revenue Bonds, School Facilities,
                 Series 2003B, 5.125%, 8/01/23 - AMBAC Insured

          960   Virgin Islands Public Finance Authority, Gross Receipts              10/10 at 101.00         BBB          1,096,358
                 Taxes Loan Note, Series 1999A, 6.375%, 10/01/19

          500   Virginia Beach Development Authority, Public Facilities               5/15 at 100.00          AA            554,625
                 Revenue Bonds, Series 2005A, 5.000%, 5/01/16
                 (WI, settling 6/07/05)

          500   Virginia College Building Authority, Educational Facilities             No Opt. Call         AA+            548,350
                 Revenue Bonds, 21st Century College Program,
                 Series 2004A, 5.000%, 2/01/11

          500   Virginia College Building Authority, Educational Facilities           2/12 at 100.00         AA+            530,180
                 Revenue Bonds, 21st Century College Program,
                 Series 2002A, 5.000%, 2/01/22

        1,000   Virginia Transportation Board, Transportation Revenue                   No Opt. Call         AA+          1,116,080
                 Bonds, Northern Virginia Transportation District Program,
                 Series 2004A, 5.000%, 5/15/14

          350   Virginia Gateway Community Development Authority, Prince              3/13 at 102.00         N/R            363,997
                 William County, Special Assessment Bonds, Series 2003,
                 6.375%, 3/01/30

          750   Virginia Public Building Authority, Public Facilities Revenue           No Opt. Call         AA+            826,170
                 Bonds, Series 2004B, 5.000%, 8/01/11

          345   Virginia Public School Authority, School Financing Bonds,               No Opt. Call         AA+            380,038
                 1997 Resolution, Series 2004C, 5.000%, 8/01/11

        2,000   Virginia Public School Authority, School Financing Bonds,             8/11 at 101.00         AA+          2,175,580
                 1997 Resolution, Series 2001A, 5.000%, 8/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 22.7% (15.4% OF TOTAL INVESTMENTS)

        1,000   Capital Region Airport Authority, Richmond, Virginia, Revenue         7/15 at 100.00         AAA          1,096,630
                 Bonds, Richmond International Airport, Series 2005A,
                 5.000%, 7/01/18 - FSA Insured

        1,000   Chesapeake Bay Bridge and Tunnel Commission, Virginia,                  No Opt. Call         AAA          1,194,120
                 General Resolution Revenue Refunding Bonds,
                 Series 1998, 5.500%, 7/01/25 - MBIA Insured

        3,000   Metropolitan Washington D.C. Airports Authority, Airport             10/11 at 101.00         AAA          3,246,840
                 System Revenue Bonds, Series 2001A, 5.500%, 10/01/27
                 (Alternative Minimum Tax) - MBIA Insured

          250   Metropolitan Washington D.C. Airports Authority, Airport             10/11 at 101.00         AAA            264,518
                 System Revenue Bonds, Series 2001B, 5.000%, 10/01/21 -
                 MBIA Insured

        1,500   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,           7/11 at 100.00         AAA          1,572,930
                 Series 2001A, 5.125%, 7/01/31 - FGIC Insured

                Pocahontas Parkway Association, Virginia, Senior Lien
                Revenue Bonds, Route 895 Connector Toll Road, Series 1998A:
           25    5.000%, 8/15/05                                                        No Opt. Call          BB             25,023
          200    5.250%, 8/15/07                                                        No Opt. Call          BB            204,706
          200    5.500%, 8/15/28                                                      8/08 at 102.00          BB            197,786

          500   Richmond Metropolitan Authority, Virginia, Revenue Refunding            No Opt. Call         AAA            577,930
                 Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 -
                 FGIC Insured

        1,225   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00         Aa2          1,314,731
                 Bonds, Series 2001A, 5.250%, 8/01/23

        1,250   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00         Aa2          1,296,975
                 Bonds, Series 2001B, 5.125%, 8/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 22.0% (14.9% OF TOTAL INVESTMENTS)

        1,000   Bristol, Virginia, Utility System Revenue Refunding Bonds,            7/11 at 102.00         AAA          1,101,500
                 Series 2001, 5.000%, 7/15/21 - FSA Insured


                                       48

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

$         750   Capital Region Airport Authority, Richmond, Virginia, Revenue         7/05 at 102.00         AAA     $      766,725
                 Bonds, Richmond International Airport, Series 1995A,
                 5.625%, 7/01/20 (Pre-refunded to 7/01/05) - AMBAC Insured

          485   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            515,012
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        1,540   Loudoun County, Virginia, General Obligation Public                   1/11 at 101.00         Aaa          1,720,226
                 Improvement Bonds, Series 2001B, 5.250%, 1/01/20
                 (Pre-refunded to 1/01/11)

          425   Loudoun County Industrial Development Authority, Virginia,            6/12 at 101.00      BBB***            493,565
                 Hospital Revenue Bonds, Loudoun Hospital Center,
                 Series 2002A, 6.000%, 6/01/22 (Pre-refunded to 6/01/12)

        1,000   Lynchburg Industrial Development Authority, Virginia,                 1/08 at 101.00        A***          1,064,430
                 Healthcare Facilities Revenue Refunding Bonds, Centra
                 Health Inc., Series 1998, 5.200%, 1/01/23 (Pre-refunded
                 to 1/01/08)

        1,000   Newport News, Virginia, General Obligation Bonds,                     5/10 at 102.00       AA***          1,133,560
                 Series 2000A, 5.625%, 5/01/16 (Pre-refunded to 5/01/10)

          520   Prince William County Service Authority, Virginia, Water and          7/09 at 101.00         AAA            574,309
                 Sewerage System Revenue Bonds, Series 1999,
                 5.500%, 7/01/19 (Pre-refunded to 7/01/09) - FGIC Insured

                Puerto Rico Infrastructure Financing Authority, Special
                Obligation Bonds, Series 2000A:
        1,500    5.500%, 10/01/32                                                    10/10 at 101.00         AAA          1,652,955
        1,500    5.500%, 10/01/40                                                    10/10 at 101.00         AAA          1,645,065


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.4% (2.3% OF TOTAL INVESTMENTS)

        1,000   Mecklenburg County Industrial Development Authority,                 10/12 at 100.00          A3          1,129,250
                 Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration
                 LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)

          500   Richmond, Virginia, Public Utility Revenue Refunding Bonds,           1/12 at 100.00         AAA            525,695
                 Series 2002, 5.000%, 1/15/27 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.2% (5.5% OF TOTAL INVESTMENTS)

        2,000   Henrico County, Virginia, Water and Sewer System Revenue              5/09 at 102.00         AA+          2,121,040
                 Refunding Bonds, Series 1999, 5.000%, 5/01/22

        1,680   Virginia Resources Authority, Clean Water State Revolving            10/10 at 100.00         AAA          1,830,577
                 Fund Revenue Bonds, Series 2000, 5.400%, 10/01/20
------------------------------------------------------------------------------------------------------------------------------------

$      66,510   Total Long-Term Investments (cost $67,351,467) - 147.4%                                                  71,467,894
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      1,005,720
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.5)%                                                        (24,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   48,473,614
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    (a) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                                 See accompanying notes to financial statements.

                        Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB)
                        Portfolio of
                                INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.2% (2.9% OF TOTAL INVESTMENTS)

                Tobacco Settlement Financing Corporation of Virginia, Tobacco
                Settlement Asset-Backed Bonds, Series 2005:
$       1,050    5.250%, 6/01/19                                                      6/15 at 100.00         BBB     $    1,056,825
        2,700    5.500%, 6/01/26                                                      6/15 at 100.00         BBB          2,701,026


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.8% (5.3% OF TOTAL INVESTMENTS)

        1,000   Fairfax County Economic Development Authority, Virginia,              9/09 at 101.00         Aaa          1,079,510
                 Revenue Bonds, National Wildlife Federation Project,
                 Series 1999, 5.375%, 9/01/29 - MBIA Insured

        1,000   Prince William County Industrial Development Authority,              10/13 at 101.00          A3          1,062,530
                 Virginia, Educational Facilities Revenue Bonds, Catholic
                 Diocese of Arlington, Series 2003, 5.500%, 10/01/33

        1,500   Puerto Rico Industrial, Tourist, Educational, Medical and            12/12 at 101.00         BBB          1,607,175
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Refunding Bonds, Ana G. Mendez
                 University System, Series 2002, 5.375%, 12/01/21

        1,000   Virginia College Building Authority, Educational Facilities             No Opt. Call         Aa1          1,113,070
                 Revenue Bonds, Public Higher Education Financing Program,
                 Series 2004B, 5.000%, 9/01/13

        2,000   Winchester Industrial Development Authority, Virginia,               10/08 at 102.00         AAA          2,142,780
                 Educational Facilities First Mortgage Revenue Bonds,
                 Shenandoah University, Series 1998,
                 5.250%, 10/01/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 18.8% (12.9% OF TOTAL INVESTMENTS)

        1,500   Albemarle County Industrial Development Authority,                   10/12 at 100.00          A2          1,558,215
                 Virginia, Hospital Revenue Bonds, Martha Jefferson
                 Hospital, Series 2002, 5.250%, 10/01/35

        1,215   Danville Industrial Development Authority, Virginia,                    No Opt. Call         AAA          1,359,257
                 Hospital Revenue Bonds, Danville Regional Medical
                 Center, Series 1998, 5.200%, 10/01/18 - AMBAC Insured

        3,000   Fauquier County Industrial Development Authority,                    10/12 at 102.00          AA          3,236,160
                 Virginia, Hospital Revenue Bonds, Fauquier Hospital,
                 Series 2002, 5.250%, 10/01/25 - RAAI Insured

          675   Fredericksburg Industrial Development Authority, Virginia,            6/12 at 100.00          A3            695,068
                 Revenue Bonds, MediCorp Health System, Series 2002B,
                 5.125%, 6/15/33

        1,000   Henrico County Economic Development Authority, Virginia,             11/12 at 100.00          A-          1,061,970
                 Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.600%, 11/15/30

        1,155   Manassas Industrial Development Authority, Virginia,                  4/13 at 100.00          A2          1,213,524
                 Hospital Revenue Bonds, Prince William Hospital,
                 Series 2002, 5.250%, 4/01/33

        1,000   Medical College of Virginia Hospital Authority, General               7/08 at 102.00         AAA          1,078,610
                 Revenue Bonds, Series 1998, 5.250%, 7/01/14 - MBIA Insured

        1,200   Norton Industrial Development Authority, Virginia, Hospital          12/11 at 101.00           A          1,308,048
                 Revenue Refunding and Improvement Bonds, Norton
                 Community Hospital, Series 2001, 6.000%, 12/01/22 -
                 ACA Insured

        1,000   Prince William County Industrial Development Authority,              10/08 at 102.00         Aaa          1,064,410
                 Virginia, Hospital Facility Revenue Refunding Bonds,
                 Potomac Hospital Corporation of Prince William, Series 1998,
                 5.000%, 10/01/18 - FSA Insured

        3,915   Roanoke Industrial Development Authority, Virginia, Hospital          7/12 at 100.00         AAA          4,290,409
                 Revenue Bonds, Carilion Health System, Series 2002A,
                 5.500%, 7/01/20 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.7% (5.9% OF TOTAL INVESTMENTS)

        7,485   Virginia Housing Development Authority, Commonwealth                  7/11 at 100.00         AAA          7,762,768
                 Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 -
                 MBIA Insured


                                       50

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.3% (2.2% OF TOTAL INVESTMENTS)

$         165   Albemarle County Industrial Development Authority, Virginia,          1/12 at 100.00         N/R     $      173,818
                 Residential Care Facility Revenue Bonds, Westminster
                 Canterbury of the Blue Ridge First Mortgage, Series 2001,
                 6.200%, 1/01/31

          650   Chesterfield County Health Center Commission, Virginia,              12/15 at 100.00         N/R            648,525
                 Mortgage Revenue Bonds, Lucy Corr Village, Series 2005,
                 5.625%, 12/01/39

        1,350   James City County Industrial Development Authority, Virginia,         3/12 at 101.00         N/R          1,457,419
                 Residential Care Facility First Mortgage Revenue Refunding
                 Bonds, Williamburg Landing Inc., Series 2003A,
                 6.000%, 3/01/23

          650   Winchester Industrial Development Authority, Virginia,                1/15 at 100.00         N/R            656,812
                 Residential Care Facility Revenue Bonds, Westminster-
                 Canterbury of Winchester Inc., Series 2005A,
                 5.200%, 1/01/27 (WI, settling 6/09/05)


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 1.8% (1.4% OF TOTAL INVESTMENTS)

          165   Bedford County Industrial Development Authority, Virginia,            2/08 at 102.00         Ba3            165,947
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax) (a)

          460   Goochland County Industrial Development Authority, Virginia,         12/08 at 101.00         Ba3            462,847
                 Industrial Development Revenue Refunding Bonds,
                 Nekoosa Packaging Corporation Project, Series 1998,
                 5.650%, 12/01/25 (Alternative Minimum Tax) (a)

        1,000   Hopewell Industrial Development Authority, Virginia,                    No Opt. Call           B          1,012,340
                 Environmental Improvement Revenue Bonds, Smurfit
                 Stone Container Corporation, Series 2005, 5.250%, 6/01/15


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 37.1% (25.4% OF TOTAL INVESTMENTS)

          600   Alexandria, Virginia, General Obligation Bonds, Series 2004B,           No Opt. Call         AAA            671,454
                 5.000%, 6/15/13

          540   Alexandria, Virginia, General Obligation Bonds, Series 2004C,           No Opt. Call         AAA            599,216
                 5.000%, 12/15/11

        1,000   Arlington County, Virginia, General Obligation Bonds,                 5/15 at 100.00         AAA          1,120,250
                 Series 2005, 5.000%, 5/15/16 (WI, settling 6/01/05)

        1,750   Chesapeake, Virginia, General Obligation Bonds,                      12/11 at 100.00          AA          1,965,740
                 Series 2001, 5.500%, 12/01/16

        1,000   Fairfax County, Virginia, General Obligation Refunding and            6/10 at 101.00         AAA          1,065,240
                 Improvement Bonds, Series 2002, 5.000%, 6/01/20

        1,200   Loudoun County, Virginia, General Obligation Public                     No Opt. Call         Aaa          1,347,432
                 Improvement Bonds, Series 2005A, 5.000%, 7/01/14

           95   Loudoun County, Virginia, General Obligation Public                   5/12 at 100.00         Aaa            104,153
                 Improvement Bonds, Series 2002A, 5.250%, 5/01/22

        1,730   Loudoun County, Virginia, General Obligation Public                  11/11 at 101.00         Aaa          1,814,995
                 Improvement Bonds, Series 2001C, 4.500%, 11/01/17

        1,840   Newport News, Virginia, General Obligation Bonds, General             7/13 at 100.00          AA          2,000,393
                 Improvement and Water Projects, Series 2002A,
                 5.000%, 7/01/20

        1,000   Newport News, Virginia, General Obligation Bonds,                    11/13 at 100.00          AA          1,081,530
                 Series 2003B, 5.000%, 11/01/22

          565   Portsmouth, Virginia, General Obligation Public Utility Refunding     6/08 at 100.00         AAA            589,103
                 Bonds, Series 2001B, 5.000%, 6/01/21 - FGIC Insured

        1,500   Portsmouth, Virginia, General Obligation Bonds, Series 2003,            No Opt. Call         AAA          1,664,355
                 5.000%, 7/01/12 - FSA Insured

                Powhatan County, Virginia, General Obligation Bonds,
                Series 2001:
          660    5.000%, 1/15/23 - AMBAC Insured                                      1/11 at 101.00         AAA            699,560
        1,000    5.000%, 1/15/27 - AMBAC Insured                                      1/11 at 101.00         AAA          1,050,210

        1,000   Richmond, Virginia, General Obligation Bonds, Series 2004A,           7/14 at 100.00         AAA          1,084,910
                 5.000%, 7/15/21 - FSA Insured

                Roanoke, Virginia, General Obligation Public Improvement
                Bonds, Series 2002A:
        2,400    5.000%, 10/01/18                                                    10/12 at 101.00          AA          2,638,944
        2,435    5.000%, 10/01/19                                                    10/12 at 101.00          AA          2,677,429

        1,280   Roanoke, Virginia, General Obligation Public Improvement             10/12 at 101.00         AAA          1,394,880
                 Bonds, Series 2002B, 5.000%, 10/01/15 (Alternative
                 Minimum Tax) - FGIC Insured

                Salem, Virginia, General Obligation Public Improvement
                Bonds, Series 2002:
        1,145    5.375%, 1/01/21                                                      1/12 at 100.00         Aa3          1,251,920
        1,200    5.375%, 1/01/22                                                      1/12 at 100.00         Aa3          1,312,056
        1,260    5.375%, 1/01/23                                                      1/12 at 100.00         Aa3          1,377,659
        1,325    5.375%, 1/01/24                                                      1/12 at 100.00         Aa3          1,448,728

        1,000   Staunton, Virginia, General Obligation Bonds, Series 2004,            2/14 at 101.00         AAA          1,205,980
                 6.250%, 2/01/25 - AMBAC Insured


                                       51


                        Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB) (continued)
                                Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,500   Virginia Beach, Virginia, General Obligation Public Improvement       6/11 at 101.00         AA+     $    1,629,435
                 Bonds, Series 2001, 5.000%, 6/01/19

        1,420   Virginia Beach, Virginia, General Obligation Refunding and            3/12 at 100.00         AA+          1,515,310
                 Public Improvement Bonds, Series 2002, 5.000%, 3/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 25.5% (17.4% OF TOTAL INVESTMENTS)

          545   Bell Creek Community Development Authority, Virginia,                 3/13 at 101.00         N/R            559,393
                 Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22

        1,000   Broad Street Community Development Authority, Virginia,               6/13 at 102.00         N/R          1,052,050
                 Revenue Bonds, Series 2003, 7.500%, 6/01/33

                Buena Vista Public Recreational Facilities Authority, Virginia,
                Lease Revenue Bonds, Golf Course Project, Series 2005A:
          210    5.250%, 7/15/25 - ACA Insured                                        7/15 at 100.00           A            218,778
          165    5.500%, 7/15/35 - ACA Insured                                        7/15 at 100.00           A            172,722

        1,800   Loudoun County Industrial Development Authority, Virginia,            3/13 at 100.00          AA          1,951,272
                 Lease Revenue Refunding Bonds, Public Facility Project,
                 Series 2003, 5.000%, 3/01/19

          400   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00         BBB            424,232
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.250%, 7/01/27

          455   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB-            489,330
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

        1,000   Spotsylvania County Industrial Development Authority,                 8/13 at 100.00         AAA          1,096,640
                 Virginia, Lease Revenue Bonds, School Facilities,
                 Series 2003B, 5.125%, 8/01/23 - AMBAC Insured

          800   Virginia Beach Development Authority, Public Facilities               5/15 at 100.00          AA            887,400
                 Revenue Bonds, Series 2005A, 5.000%, 5/01/16
                 (WI, settling 6/07/05)

        1,000   Virginia College Building Authority, Educational Facilities             No Opt. Call         AA+          1,096,700
                  Revenue Bonds, 21st Century College Program,
                 Series 2004A, 5.000%, 2/01/11

        1,790   Virginia College Building Authority, Educational Facilities           2/12 at 100.00         AA+          1,898,044
                 Revenue Bonds, 21st Century College Program,
                 Series 2002A, 5.000%, 2/01/22

        1,710   Virginia Transportation Board, Transportation Revenue                 5/11 at 100.00         AA+          1,785,514
                 Bonds, Northern Virginia Transportation District Program,
                 Series 2001A, 5.000%, 5/15/26

                Virginia Transportation Board, Transportation Revenue Bonds,
                U.S. Route 58 Corridor Development Program, Series 2001B:
        1,705    5.000%, 5/15/22                                                      5/11 at 100.00         AA+          1,813,097
        1,665    5.000%, 5/15/23                                                      5/11 at 100.00         AA+          1,770,561

        1,000   Virginia Transportation Board, Transportation Revenue Bonds,            No Opt. Call         AA+          1,116,080
                 Northern Virginia Transportation District Program,
                 Series 2004A, 5.000%, 5/15/14

          690   Virginia Gateway Community Development Authority,                     3/13 at 102.00         N/R            717,593
                 Prince William County, Special Assessment Bonds,
                 Series 2003, 6.375%, 3/01/30

        1,000   Virginia Public Building Authority, Public Facilities Revenue           No Opt. Call         AA+          1,101,560
                 Bonds, Series 2004B, 5.000%, 8/01/11

          570   Virginia Public School Authority, School Financing Bonds,               No Opt. Call         AA+            627,889
                 1997 Resolution, Series 2004C, 5.000%, 8/01/11

        2,540   Virginia Public School Authority, School Financing Bonds,             8/11 at 101.00         AA+          2,762,987
                 1997 Resolution, Series 2001B, 5.000%, 8/01/19

        1,265   Virginia Resources Authority, Infrastructure Revenue Bonds,           5/10 at 101.00          AA          1,323,215
                 Pooled Loan Bond Program, Series 2001D, 5.000%, 5/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.3% (1.5% OF TOTAL INVESTMENTS)

        1,000   Metropolitan Washington D.C. Airports Authority, Airport             10/12 at 100.00         AAA          1,047,000
                 System Revenue Bonds, Series 2002A, 5.125%, 10/01/26
                 (Alternative Minimum Tax) - FGIC Insured


                                       52

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$               Pocahontas Parkway Association, Virginia, Senior Lien
                Revenue Bonds, Route 895 Connector Toll Road, Series 1998A:
           25    5.000%, 8/15/05                                                        No Opt. Call          BB     $       25,023
          300    5.250%, 8/15/07                                                        No Opt. Call          BB            307,059
          325    5.500%, 8/15/28                                                      8/08 at 102.00          BB            321,402

          300   Virginia Resources Authority, Airports Revolving Fund                 2/11 at 100.00         Aa2            326,469
                 Revenue Bonds, Series 2001A, 5.250%, 8/01/17


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 14.6% (10.0% OF TOTAL INVESTMENTS)

        1,000   Bristol, Virginia, General Obligation Utility System Revenue         11/12 at 102.00         AAA          1,119,800
                 Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured

          195   Fairfax County Water Authority, Virginia, Water Revenue               4/12 at 100.00         AAA            215,563
                 Refunding Bonds, Series 2002, 5.000%, 4/01/27
                 (Pre-refunded to 4/01/12)

          445   Loudoun County, Virginia, General Obligation Public                   5/12 at 100.00         Aaa            499,664
                 Improvement Bonds, Series 2002A, 5.250%, 5/01/22
                 (Pre-refunded to 5/01/12)

                Loudoun County Industrial Development Authority, Virginia,
                Hospital Revenue Bonds, Loudoun Hospital Center,
                Series 2002A:
          250    6.000%, 6/01/22 (Pre-refunded to 6/01/12)                            6/12 at 101.00      BBB***            290,333
          600    6.100%, 6/01/32 (Pre-refunded to 6/01/12)                            6/12 at 101.00      BBB***            700,494

        3,750   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          4,112,663
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

        1,100   Puerto Rico Public Buildings Authority, Guaranteed                    7/12 at 100.00      BBB***          1,223,090
                 Government Facilities Revenue Refunding Bonds,
                 Series 2002D, 5.250%, 7/01/27 (Pre-refunded to 7/01/12)

        1,345   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00         Aaa          1,526,050
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                 (Pre-refunded to 2/01/12)

        1,000   Virginia College Building Authority, Educational Facilities           8/07 at 101.00      AA+***          1,053,690
                 Revenue Bonds, 21st Century College Program,
                 Series 1998, 5.000%, 8/01/13 (Pre-refunded to 8/01/07)

        1,710   Virginia Public Building Authority, Public Facilities Revenue         8/08 at 100.00         AAA          1,816,670
                 Bonds, Series 1999A, 5.000%, 8/01/19 (Pre-refunded
                 to 8/01/08) - MBIA Insured

          500   Virginia Public Building Authority, Public Facilities Revenue         8/10 at 100.00      AA+***            562,910
                 Bonds, Series 2000A, 5.750%, 8/01/20 (Pre-refunded
                 to 8/01/10)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.3% (4.3% OF TOTAL INVESTMENTS)

        2,000   Mecklenburg County Industrial Development Authority,                 10/12 at 100.00          A3          2,258,500
                 Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration
                 LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)

        3,125   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          3,375,531
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 15.8% (10.8% OF TOTAL INVESTMENTS)

          805   Fairfax County Water Authority, Virginia, Water Revenue               4/12 at 100.00         AAA            849,959
                 Refunding Bonds, Series 2002, 5.000%, 4/01/27

                Henry County Public Service Authority, Virginia, Water and
                Sewer Revenue Refunding Bonds, Series 2001:
        1,000    5.500%, 11/15/17 - FSA Insured                                         No Opt. Call         AAA          1,165,800
        3,000    5.500%, 11/15/19 - FSA Insured                                         No Opt. Call         AAA          3,528,330

                Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
        1,130    5.000%, 11/01/18 - FGIC Insured                                     11/11 at 100.00         AAA          1,222,717
        1,190    5.000%, 11/01/19 - FGIC Insured                                     11/11 at 100.00         AAA          1,287,640
        1,450    5.000%, 11/01/23 - FGIC Insured                                     11/11 at 100.00         AAA          1,548,209
        1,525    5.000%, 11/01/24 - FGIC Insured                                     11/11 at 100.00         AAA          1,628,288


                                       53

                        Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB) (continued)
                                Portfolio of INVESTMENTS May 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         500   Virginia Beach, Virginia, Water and Sewerage System                   8/10 at 100.00          AA     $      543,345
                 Revenue Bonds, Series 2000, 5.125%, 8/01/14

        2,250   Virginia Resources Authority, Water and Sewerage System               5/11 at 101.00          AA          2,355,525
                 Revenue Bonds, Caroline County Public Improvements
                 Project, Series 2001, 5.000%, 5/01/32
------------------------------------------------------------------------------------------------------------------------------------

$     121,410   Total Long-Term Investments (cost $123,010,441) - 146.2%                                                131,056,726
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.7%                                                                        569,337
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (46.9)%                                                        (42,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   89,626,063
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2005:

                                                                                                                         UNREALIZED
                                                                                          EFFECTIVE     TERMINATION    APPRECIATION
                                                          NOTIONAL AMOUNT                   DATE(2)            DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs dated December 6, 2004,
to pay semi-annually the notional amount multiplied by
5.324% (annualized) and receive quarterly the notional
amount multiplied by the three-month USD-LIBOR
(United States Dollar-London Inter-Bank Offered Rates).        $  700,000                   7/11/05         7/11/25       $ (56,001)

Agreement with JPMorgan dated January 11, 2005,
to pay semi-annually the notional amount multiplied by
5.235% (annualized) and receive quarterly the notional
amount multiplied by the three-month USD-LIBOR
(United States Dollar-London Inter-Bank Offered Rates).         2,400,000                   8/17/05          8/17/25       (160,227)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $(216,228)
------------------------------------------------------------------------------------------------------------------------------------

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    (a) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                                 See accompanying notes to financial statements.

Statement of
        ASSETS AND LIABILITIES May 31, 2005
                                                                        MARYLAND         MARYLAND          MARYLAND        MARYLAND
                                                                         PREMIUM         DIVIDEND          DIVIDEND        DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                           (NMY)            (NFM)             (NZR)           (NWI)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $223,436,181, $88,962,873,
   $90,521,026 and $112,009,829, respectively)                      $235,581,813      $93,202,017       $95,299,467    $116,206,833
Cash                                                                          --           97,545                --         815,530
Receivables:
   Interest                                                            4,120,335        1,607,716         1,520,044       1,683,469
   Investments sold                                                      100,000          250,000                --              --
Other assets                                                               7,998            7,814             4,527           4,610
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   239,810,146       95,165,092        96,824,038     118,710,442
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                             5,198               --           174,589              --
Payable for investments purchased                                             --               --                --              --
Forward swaps, at value                                                       --           64,747           98,762          194,876
Accrued expenses:
   Management fees                                                       128,760           27,455            27,864          32,208
   Other                                                                  54,159           19,642            21,795          26,314
Preferred share dividends payable                                        25,593             1,754             1,349          14,212
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                  213,710          113,598           324,359         267,610
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                79,100,000       32,000,000        32,000,000      39,000,000
====================================================================================================================================
Net assets applicable to Common shares                              $160,496,436      $63,051,494       $64,499,679    $ 79,442,832
====================================================================================================================================
Common shares outstanding                                             10,612,282        4,166,281         4,174,247       5,359,275
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)          $      15.12      $     15.13        $    15.45    $      14.82
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $    106,123      $    41,663       $    41,742    $     53,593
Paid-in surplus                                                      147,373,888       59,098,438        59,214,312      75,640,534
Undistributed net investment income                                      989,129          395,654           516,056         110,535
Accumulated net realized gain (loss) from investments and
   forward swaps                                                        (118,336)        (658,658)           47,890        (363,958)
Net unrealized appreciation of investments and forward swaps          12,145,632        4,174,397         4,679,679       4,002,128
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $160,496,436      $63,051,494       $64,499,679    $ 79,442,832
====================================================================================================================================
Authorized shares:
   Common                                                              Unlimited        Unlimited         Unlimited       Unlimited
   Preferred                                                           Unlimited        Unlimited         Unlimited       Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES (continued)

                                                                                        VIRGINIA          VIRGINIA         VIRGINIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                           INCOME         ADVANTAGE     ADVANTAGE 2
                                                                                            (NPV)             (NGB)           (NNB)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $187,979,800, $67,351,467
   and $123,010,441, respectively)                                                   $201,426,318       $71,467,894    $131,056,726
Cash                                                                                      460,718           884,433         800,986
Receivables:
   Interest                                                                             2,906,276         1,012,232       1,679,949
   Investments sold                                                                     2,640,806           611,562       1,021,611
Other assets                                                                                9,702             7,743           6,304
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    207,443,820        73,983,864     134,565,576
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                 --                --              --
Payable for investments purchased                                                       3,125,612         1,465,415       2,658,399
Forward swaps, at value                                                                        --                --         216,228
Accrued expenses:
   Management fees                                                                        109,925            20,910          37,912
   Other                                                                                   45,976            16,034          24,903
Preferred share dividends payable                                                          21,911             7,891           2,071
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                 3,303,424         1,510,250       2,939,513
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                 63,800,000        24,000,000      42,000,000
====================================================================================================================================
Net assets applicable to Common shares                                               $140,340,396       $48,473,614    $ 89,626,063
====================================================================================================================================
Common shares outstanding                                                               8,871,611         3,123,586       5,708,726
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)                           $      15.82       $     15.52    $      15.70
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                              $     88,716       $    31,236    $     57,087
Paid-in surplus                                                                       124,803,922        44,283,129      81,038,843
Undistributed net investment income                                                     1,047,355           370,691         592,424
Accumulated net realized gain (loss) from investments and
   forward swaps                                                                          953,885          (327,869)        107,652
Net unrealized appreciation of investments and forward swaps                           13,446,518         4,116,427       7,830,057
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $140,340,396       $48,473,614    $ 89,626,063
====================================================================================================================================
Authorized shares:
   Common                                                                               Unlimited         Unlimited       Unlimited
   Preferred                                                                            Unlimited         Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS year ended May 31, 2005

                                                                        MARYLAND         MARYLAND          MARYLAND        MARYLAND
                                                                         PREMIUM         DIVIDEND          DIVIDEND        DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                           (NMY)            (NFM)             (NZR)           (NWI)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $11,687,694       $4,570,192        $4,418,238      $5,166,760
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                        1,504,914          605,304           614,377         752,609
Preferred shares - auction fees                                          197,750           80,000            80,000          97,500
Preferred shares - dividend disbursing agent fees                         20,000           10,000            10,000          10,000
Shareholders' servicing agent fees and expenses                           28,643            2,387             1,290           1,224
Custodian's fees and expenses                                             55,860           26,913            25,593          30,888
Trustees' fees and expenses                                                5,517            2,239             2,018           2,604
Professional fees                                                         17,933           12,775            12,686          13,700
Shareholders' reports - printing and mailing expenses                     34,903           14,584            13,060          19,985
Stock exchange listing fees                                               10,786              354               355             456
Investor relations expense                                                32,728           10,838             8,016          16,065
Other expenses                                                            28,988           14,637            10,949          14,035
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                               1,938,022          780,031           778,344         959,066
   Custodian fee credit                                                   (7,844)          (5,257)           (5,821)         (6,342)
   Expense reimbursement                                                      --         (282,000)         (286,227)       (374,006)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           1,930,178          492,774           486,296         578,718
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  9,757,516        4,077,418         3,931,942        4,588,042
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                       795,306          114,678           274,944          94,606
Net realized gain (loss) from forward swaps                                   --         (186,945)         (171,422)       (447,668)
Change in net unrealized appreciation (depreciation)
   of investments                                                      9,023,910        3,306,967         3,746,058       5,755,731
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                           --          (64,747)          (98,762)       (194,876)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                       9,819,216        3,169,953         3,750,818       5,207,793
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                            (1,044,071)        (417,536)         (392,360)       (514,154)
From accumulated net realized gains from investments                          --               --           (15,798)         (2,976)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                       (1,044,071)        (417,536)         (408,158)       (517,130)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from operations                                            $18,532,661       $6,829,835        $7,274,602      $9,278,705
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
         OPERATIONS (continued)
                                                                                         VIRGINIA          VIRGINIA        VIRGINIA
                                                                                          PREMIUM          DIVIDEND        DIVIDEND
                                                                                           INCOME         ADVANTAGE     ADVANTAGE 2
                                                                                            (NPV)             (NGB)           (NNB)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                     $ 9,879,638        $3,489,824     $ 6,103,885
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                         1,287,027           457,896         836,070
Preferred shares - auction fees                                                           159,500            60,000         105,000
Preferred shares - dividend disbursing agent fees                                          20,000            10,000          10,000
Shareholders' servicing agent fees and expenses                                            23,799             1,443           1,734
Custodian's fees and expenses                                                              49,197            20,601          33,651
Trustees' fees and expenses                                                                 4,332             1,715           2,793
Professional fees                                                                          16,819            13,031          14,084
Shareholders' reports - printing and mailing expenses                                      28,753            12,049          17,370
Stock exchange listing fees                                                                10,818               266             485
Investor relations expense                                                                 28,482            10,188          15,212
Other expenses                                                                             16,852            13,933          14,320
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                                                1,645,579           601,122       1,050,719
   Custodian fee credit                                                                    (8,249)           (4,556)         (6,372)
   Expense reimbursement                                                                       --          (213,330)       (389,800)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                            1,637,330           383,236         654,547
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   8,242,308         3,106,588       5,449,338
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                                      1,338,639           277,377         886,193
Net realized gain (loss) from forward swaps                                                    --                --        (378,231)
Change in net unrealized appreciation (depreciation)
   of investments                                                                       6,847,395         3,250,753       6,118,300
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                                            --                --        (216,228)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                        8,186,034         3,528,130       6,410,034
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                               (765,695)         (282,554)       (505,130)
From accumulated net realized gains from investments                                           --                --         (60,997)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                          (765,695)         (282,554)       (566,127)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from operations                                                             $15,662,647        $6,352,164     $11,293,245
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS
                                         MARYLAND PREMIUM                   MARYLAND DIVIDEND                 MARYLAND DIVIDEND
                                           INCOME (NMY)                      ADVANTAGE (NFM)                  ADVANTAGE 2 (NZR)
                                  ----------------------------       -----------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      5/31/05          5/31/04           5/31/05           5/31/04          5/31/05         5/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 9,757,516     $ 10,156,311       $ 4,077,418       $ 4,218,418      $ 3,931,942     $ 4,014,581
Net realized gain (loss) from
  investments                         795,306        1,568,621           114,678           (29,789)         274,944         323,150
Net realized gain (loss) from
  forward swaps                            --               --          (186,945)               --         (171,422)             --
Change in net unrealized
  appreciation (depreciation)
  of investments                    9,023,910      (10,232,161)        3,306,967        (4,437,544)       3,746,058      (4,844,253)
Change in net unrealized appreciation
  (depreciation) of forward swaps          --               --           (64,747)               --          (98,762)             --
Distributions to Preferred
  Shareholders:
  From net investment income       (1,044,071)        (599,393)         (417,536)         (223,126)        (392,360)       (251,576)
  From accumulated net
     realized gains
    from investments                       --               --                --                --          (15,798)         (7,701)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                 18,532,661          893,378         6,829,835          (472,041)       7,274,602        (765,799)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (9,572,060)      (9,643,203)       (3,885,205)       (3,881,861)      (3,655,367)     (3,627,102)
From accumulated net realized gains
   from investments                        --               --                --                --         (256,385)        (77,957)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (9,572,060)      (9,643,203)       (3,885,205)       (3,881,861)      (3,911,752)     (3,705,059)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares sold
   and issued to shareholders due to
   reinvestment of distributions      429,038          441,548            65,542            57,266           56,507          46,904
Preferred shares offering costs            --               --                --                --           16,302          (1,870)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                 429,038          441,548            65,542            57,266           72,809          45,034
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares      9,389,639       (8,308,277)        3,010,172        (4,296,636)       3,435,659      (4,425,824)
Net assets applicable to Common
   shares at the
   beginning of year              151,106,797      159,415,074        60,041,322        64,337,958       61,064,020      65,489,844
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $160,496,436     $151,106,797       $63,051,494       $60,041,322      $64,499,679     $61,064,020
====================================================================================================================================
Undistributed net investment
   income at the end of year     $    989,129     $  1,848,894       $   395,654       $   621,007      $   516,056     $   638,104
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                         MARYLAND DIVIDEND                 VIRGINIA PREMIUM                  VIRGINIA DIVIDEND
                                         ADVANTAGE 3 (NWI)                    INCOME (NPV)                     ADVANTAGE (NGB)
                                  ----------------------------       -----------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      5/31/05          5/31/04           5/31/05           5/31/04          5/31/05         5/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 4,588,042      $ 4,664,021       $ 8,242,308       $ 8,615,487      $ 3,106,588     $ 3,184,343
Net realized gain (loss) from
   investments                         94,606          419,773         1,338,639         1,376,071          277,377         134,876
Net realized gain (loss) from
   forward swaps                     (447,668)              --                --                --               --              --
Change in net unrealized
   appreciation (depreciation)
   of investments                   5,755,731       (5,940,325)        6,847,395       (10,254,013)       3,250,753      (3,401,688)
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                  (194,876)              --                --                --               --              --
Distributions to Preferred
   Shareholders:
   From net investment income        (514,154)        (329,706)         (765,695)         (443,213)        (282,554)       (168,056)
   From accumulated net
     realized gains
     from investments                  (2,976)              --                --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                  9,278,705       (1,186,237)       15,662,647          (705,668)       6,352,164        (250,525)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (4,164,157)      (4,211,017)       (7,997,824)       (8,044,962)      (2,913,141)     (2,910,545)
From accumulated net realized gains
   from investments                   (40,734)              --                --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (4,204,891)      (4,211,017)       (7,997,824)       (8,044,962)      (2,913,141)     (2,910,545)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares sold
   and issued to shareholders due to
   reinvestment of distributions           --           72,758           553,214           649,807           46,268          47,883
Preferred shares offering costs            --           (6,570)               --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                      --           66,188           553,214           649,807           46,268          47,883
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares      5,073,814       (5,331,066)        8,218,037        (8,100,823)       3,485,291      (3,113,187)
Net assets applicable to Common
   shares at the beginning
   of year                         74,369,018       79,700,084       132,122,359       140,223,182       44,988,323      48,101,510
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year      $79,442,832      $74,369,018      $140,340,396      $132,122,359      $48,473,614     $44,988,323
====================================================================================================================================
Undistributed net investment
   income at the end of year      $   110,535      $   206,638      $  1,047,355      $  1,592,552      $   370,691     $   459,798
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                              VIRGINIA DIVIDEND
                                                                                                              ADVANTAGE 2 (NNB)
                                                                                                        ----------------------------
                                                                                                         YEAR ENDED      YEAR ENDED
                                                                                                            5/31/05         5/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                   $ 5,449,338     $ 5,615,166
Net realized gain (loss) from
   investments                                                                                              886,193         729,712
Net realized gain (loss) from
   forward swaps                                                                                           (378,231)             --
Change in net unrealized appreciation
   (depreciation) of investments                                                                          6,118,300      (7,681,558)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                                                         (216,228)             --
Distributions to Preferred Shareholders:
   From net investment income                                                                              (505,130)       (320,789)
   From accumulated net realized gains
     from investments                                                                                       (60,997)        (24,663)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                                                       11,293,245      (1,682,132)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                               (5,047,084)     (5,062,594)
 From accumulated net realized gains
   from investments                                                                                      (1,070,956)       (268,662)
------------------------------------------------------------------------------------------------------------------------------------
 Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                                (6,118,040)     (5,331,256)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Net proceeds from Common shares sold
   and issued to shareholders due to
   reinvestment of distributions                                                                            202,523         196,390
 Preferred shares offering costs                                                                                 --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                                                                       202,523         196,390
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                                            5,377,728      (6,816,998)
Net assets applicable to Common
   shares at the beginning of year                                                                       84,248,335      91,065,333
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                                                            $89,626,063     $84,248,335
====================================================================================================================================
Undistributed net investment
   income at the end of year                                                                            $   592,424     $   695,300
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Notes to
                               FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Maryland Premium Income Municipal Fund
(NMY), Nuveen Maryland Dividend Advantage Municipal Fund (NFM), Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR), Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI), Nuveen Virginia Premium Income Municipal Fund (NPV), Nuveen Virginia Dividend Advantage Municipal Fund (NGB) and Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB). Common shares of Maryland Premium Income (NMY) and Virginia Premium Income (NPV) are traded on the New York Stock Exchange while Common shares of Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing services establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of derivative investments are also provided by an independent pricing service approved by each Fund's Board of Trustees. If the pricing service is unable to supply a price for a derivative investment each Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2005, Virginia Premium Income (NPV), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) had outstanding when-issued purchase commitments of $3,125,612, $1,465,415, and $2,658,399, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                  MARYLAND    MARYLAND     MARYLAND     MARYLAND
                                   PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                    INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                     (NMY)       (NFM)        (NZR)        (NWI)
--------------------------------------------------------------------------------
Number of shares:
   Series M                             --       1,280           --           --
   Series T                             --          --           --        1,560
   Series W                          1,404          --           --           --
   Series TH                         1,760          --           --           --
   Series F                             --          --        1,280           --
--------------------------------------------------------------------------------
Total                                3,164       1,280        1,280        1,560
================================================================================


                                              VIRGINIA     VIRGINIA     VIRGINIA
                                               PREMIUM     DIVIDEND     DIVIDEND
                                                INCOME    ADVANTAGE  ADVANTAGE 2
                                                 (NPV)        (NGB)         (NNB
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --           --        1,680
   Series T                                        832           --           --
   Series W                                         --          960           --
   Series TH                                     1,720           --           --
   Series F                                         --           --           --
--------------------------------------------------------------------------------
Total                                            2,552          960        1,680
================================================================================

                        Notes to
                            FINANCIAL STATEMENTS (continued)



Forward Swap Transactions
The Funds may invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the forward swap contract. The Funds may close out a contract prior to the effective date at which point a realized gain or loss would be recognized. When a forward swap is terminated, it does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                                 MARYLAND PREMIUM          MARYLAND DIVIDEND         MARYLAND DIVIDEND
                                   INCOME (NMY)             ADVANTAGE (NFM)           ADVANTAGE 2 (NZR)
                             -----------------------    -----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                5/31/05      5/31/04       5/31/05      5/31/04      5/31/05      5/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued
   to shareholders
   due to reinvestment of
   distributions                 27,491       27,206         4,162        3,448        3,606        2,757
=========================================================================================================
                                 MARYLAND DIVIDEND          VIRGINIA PREMIUM          VIRGINIA DIVIDEND
                                 ADVANTAGE 3 (NWI)            INCOME (NPV)             ADVANTAGE (NGB)
                             ------------------------   -----------------------   -----------------------
                             YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                5/31/05       5/31/04      5/31/05      5/31/04      5/31/05      5/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued
   to shareholders
   due to reinvestment of
   distributions                     --         4,992       33,307       37,945        2,761        2,763
=========================================================================================================
                                                                                     VIRGINIA DIVIDEND
                                                                                      ADVANTAGE 2 (NNB)
                                                                                  -----------------------
                                                                                  YEAR ENDED   YEAR ENDED
                                                                                     5/31/05      5/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued
   to shareholders
   due to reinvestment of
   distributions                                                                      12,458       11,856
=========================================================================================================

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended May 31, 2005, were as follows:

                                                           MARYLAND    MARYLAND     MARYLAND      MARYLAND
                                                            PREMIUM    DIVIDEND     DIVIDEND      DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                              (NMY)       (NFM)        (NZR)         (NWI)
----------------------------------------------------------------------------------------------------------
Purchases                                               $22,782,143  $9,712,115   $9,756,308   $13,847,395
Sales and maturities                                     22,973,381   9,669,954    9,600,840    13,206,813
==========================================================================================================
                                                                       VIRGINIA     VIRGINIA      VIRGINIA
                                                                        PREMIUM     DIVIDEND      DIVIDEND
                                                                         INCOME    ADVANTAGE   ADVANTAGE 2
                                                                          (NPV)        (NGB)         (NNB)
----------------------------------------------------------------------------------------------------------
Purchases                                                           $34,305,395  $10,986,478   $17,223,117
Sales and maturities                                                 34,192,119   10,450,186    16,943,064
==========================================================================================================

                        Notes to
                            FINANCIAL STATEMENTS (continued)



4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on investment transactions.

At May 31, 2005, the cost of investments was as follows:

                                                          MARYLAND     MARYLAND     MARYLAND      MARYLAND
                                                           PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                             (NMY)        (NFM)        (NZR)         (NWI)
----------------------------------------------------------------------------------------------------------
Cost of investments                                   $223,153,695  $89,066,231  $90,572,057  $112,240,795
==========================================================================================================
                                                                       VIRGINIA     VIRGINIA      VIRGINIA
                                                                        PREMIUM     DIVIDEND      DIVIDEND
                                                                         INCOME    ADVANTAGE   ADVANTAGE 2
                                                                          (NPV)        (NGB)         (NNB)
----------------------------------------------------------------------------------------------------------
Cost of investments                                                $187,737,808  $67,328,282  $123,277,111
==========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2005, were as follows:

                                                          MARYLAND     MARYLAND     MARYLAND      MARYLAND
                                                           PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                             (NMY)        (NFM)        (NZR)         (NWI)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                        $13,061,319   $4,406,091   $4,852,235    $4,283,788
   Depreciation                                           (633,201)    (270,305)    (124,825)     (317,750)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments             $12,428,118   $4,135,786   $4,727,410    $3,966,038
==========================================================================================================
                                                                       VIRGINIA     VIRGINIA      VIRGINIA
                                                                        PREMIUM     DIVIDEND      DIVIDEND
                                                                         INCOME    ADVANTAGE   ADVANTAGE 2
                                                                          (NPV)        (NGB)         (NNB)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $13,715,337   $4,199,313    $8,136,964
   Depreciation                                                         (26,827)     (59,701)     (357,349)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                          $13,688,510   $4,139,612    $7,779,615
==========================================================================================================

The tax components of undistributed net investment income and net realized gains at May 31, 2005, were as follows:

                                                           MARYLAND    MARYLAND     MARYLAND      MARYLAND
                                                            PREMIUM    DIVIDEND     DIVIDEND      DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                              (NMY)       (NFM)        (NZR)         (NWI)
----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                    $1,385,615    $691,669     $794,023      $446,690
Undistributed net ordinary income **                             --          --          106            --
Undistributed net long-term capital gains                     2,980          --      126,916            --
==========================================================================================================

                                                                       VIRGINIA     VIRGINIA      VIRGINIA
                                                                        PREMIUM     DIVIDEND      DIVIDEND
                                                                         INCOME    ADVANTAGE   ADVANTAGE 2
                                                                          (NPV)        (NGB)         (NNB)
----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                $1,474,901     $591,228      $954,043
Undistributed net ordinary income **                                         --           --            --
Undistributed net long-term capital gains                               953,885           --       422,949
==========================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared May 2, 2005, paid on June 1, 2005.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2005 and May 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                           MARYLAND    MARYLAND     MARYLAND     MARYLAND
                                                            PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2005                                                          (NMY)       (NFM)        (NZR)        (NWI)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $10,630,390  $4,316,846   $4,052,176   $4,686,785
Distributions from net ordinary income **                        --          --       17,820          108
Distributions from net long-term capital gains                   --          --      254,971       43,198
=========================================================================================================
                                                                       VIRGINIA     VIRGINIA     VIRGINIA
                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
2005                                                                      (NPV)        (NGB)        (NNB)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                             $8,771,875   $3,200,407   $5,574,792
Distributions from net ordinary income **                                    --           --           --
Distributions from net long-term capital gains                               --           --    1,131,953
=========================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

                        Notes to
                            FINANCIAL STATEMENTS (continued)

                                                           MARYLAND    MARYLAND     MARYLAND     MARYLAND
                                                            PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2004                                                          (NMY)       (NFM)        (NZR)        (NWI)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $10,234,475  $4,085,826   $3,868,426   $4,538,274
Distributions from net ordinary income **                        --          --           --           --
Distributions from net long-term capital gains                   --          --       85,658           --
=========================================================================================================
                                                                       VIRGINIA     VIRGINIA     VIRGINIA
                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
2004                                                                      (NPV)        (NGB)        (NNB)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                             $8,481,892   $3,063,648   $5,362,717
Distributions from net ordinary income **                                    --           --       83,459
Distributions from net long-term capital gains                               --           --      209,866
=========================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           MARYLAND     VIRGINIA
                                                           DIVIDEND     DIVIDEND
                                                          ADVANTAGE    ADVANTAGE
                                                              (NFM)        (NGB)
--------------------------------------------------------------------------------
Expiration year:
   2005                                                    $     --     $     --
   2006                                                          --           --
   2007                                                          --           --
   2008                                                          --           --
   2009                                                       7,580           --
   2010                                                      37,159       12,972
   2011                                                          --       32,605
   2012                                                     430,282      282,292
--------------------------------------------------------------------------------
Total                                                      $475,021     $327,869
================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2004 through May 31, 2005 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                           MARYLAND     MARYLAND
                                                           DIVIDEND     DIVIDEND
                                                          ADVANTAGE  ADVANTAGE 3
                                                              (NFM)        (NWI)
--------------------------------------------------------------------------------
                                                            $59,987     $119,983
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of June 30, 2005, the complex-level fee rate was .1900%; that is, the funds' effective management fee were reduced by approximately .0100%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS                           MARYLAND PREMIUM INCOME (NMY)
(INCLUDING NET ASSETS                              VIRGINIA PREMIUM INCOME (NPV)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                               MARYLAND DIVIDEND ADVANTAGE (NFM)
                                             MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
                                             MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
AVERAGE DAILY NET ASSETS                       VIRGINIA DIVIDEND ADVANTAGE (NGB)
(INCLUDING NET ASSETS                        VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

                        Notes to
                            FINANCIAL STATEMENTS (continued)



Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS                           MARYLAND PREMIUM INCOME (NMY)
(INCLUDING NET ASSETS                              VIRGINIA PREMIUM INCOME (NPV)
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

                                               MARYLAND DIVIDEND ADVANTAGE (NFM)
                                             MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
                                             MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
AVERAGE DAILY NET ASSETS                       VIRGINIA DIVIDEND ADVANTAGE (NGB)
(INCLUDING NET ASSETS                        VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of Maryland Dividend Advantage's (NFM) and Virginia Dividend Advantage's (NGB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
JANUARY 31,                                  JANUARY 31,
--------------------------------------------------------------------------------
2001*                   .30%                 2007                           .25%
2002                    .30                  2008                           .20
2003                    .30                  2009                           .15
2004                    .30                  2010                           .10
2005                    .30                  2011                           .05
2006                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage (NFM) and Virginia Dividend Advantage (NGB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Maryland Dividend Advantage 2's (NZR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
SEPTEMBER 30,                                SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                   .30%                 2007                           .25%
2002                    .30                  2008                           .20
2003                    .30                  2009                           .15
2004                    .30                  2010                           .10
2005                    .30                  2011                           .05
2006                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 2 (NZR) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Maryland Dividend Advantage 3's (NWI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
SEPTEMBER 30,                                SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                   .32%                 2007                           .32%
2003                    .32                  2008                           .24
2004                    .32                  2009                           .16
2005                    .32                  2010                           .08
2006                    .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 3 (NWI) for any portion of its fees and expenses beyond September 30, 2010.

                        Notes to
                            FINANCIAL STATEMENTS (continued)



For the first ten years of Virginia Dividend Advantage 2's (NNB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
NOVEMBER 30,                                 NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                   .30%                 2007                           .25%
2002                    .30                  2008                           .20
2003                    .30                  2009                           .15
2004                    .30                  2010                           .10
2005                    .30                  2011                           .05
2006                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Virginia Dividend Advantage 2 (NNB) for any portion of its fees and expenses beyond November 30, 2011.

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 2005, to shareholders of record on June 15, 2005, as follows:

                                 MARYLAND    MARYLAND     MARYLAND      MARYLAND
                                  PREMIUM    DIVIDEND     DIVIDEND      DIVIDEND
                                   INCOME   ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                    (NMY)       (NFM)        (NZR)         (NWI)
--------------------------------------------------------------------------------
Dividend per share                 $.0690      $.0715       $.0730       $.0595
================================================================================

                                             VIRGINIA     VIRGINIA      VIRGINIA
                                              PREMIUM     DIVIDEND      DIVIDEND
                                               INCOME    ADVANTAGE   ADVANTAGE 2
                                                (NPV)        (NGB)         (NNB)
--------------------------------------------------------------------------------
Dividend per share                             $.0690       $.0755       $.0715
================================================================================

                        Financial
                                HIGHLIGHTS

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                            Investment Operations                           Less Distributions
                                      --------------------------------------------------------------  ------------------------------
                                                               Distributions   Distributions
                                                                    from Net            from                 Net
                           Beginning                              Investment         Capital          Investment   Capital
                              Common                     Net       Income to        Gains to           Income to  Gains to
                               Share         Net   Realized/       Preferred       Preferred              Common    Common
                           Net Asset  Investment  Unrealized          Share-          Share-              Share-    Share-
                               Value      Income  Gain (Loss)        holders+        holders+  Total     holders   holders    Total
====================================================================================================================================
MARYLAND PREMIUM
INCOME (NMY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                          $14.28       $ .92      $  .92           $(.10)           $ --   $1.74       $(.90)     $ --    $(.90)
2004                           15.10         .96        (.81)           (.06)             --     .09        (.91)       --     (.91)
2003                           14.04        1.02        1.00            (.07)             --    1.95        (.89)       --     (.89)
2002                           13.83        1.03         .14            (.13)             --    1.04        (.83)       --     (.83)
2001                           12.83        1.03        1.01            (.25)             --    1.79        (.79)       --     (.79)

MARYLAND DIVIDEND
ADVANTAGE (NFM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                           14.43         .98         .75            (.10)             --    1.63        (.93)       --     (.93)
2004                           15.47        1.01       (1.07)           (.05)             --    (.11)       (.93)       --     (.93)
2003                           14.18        1.04        1.18            (.08)             --    2.14        (.86)       --     (.86)
2002                           13.90        1.04         .22            (.14)             --    1.12        (.84)       --     (.84)
2001(a)                        14.33         .22        (.25)           (.05)             --    (.08)       (.21)       --     (.21)

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                           14.64         .94         .90            (.09)             --    1.75        (.88)     (.06)    (.94)
2004                           15.71         .96       (1.08)           (.06)             --    (.18)       (.87)     (.02)    (.89)
2003                           14.01         .97        1.62            (.09)             --    2.50        (.81)       --     (.81)
2002(b)                        14.33         .57        (.22)           (.06)             --     .29        (.46)       --     (.46)

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                           13.88         .86         .97            (.10)             --    1.73        (.78)     (.01)    (.79)
2004                           14.89         .87       (1.03)           (.06)             --    (.22)       (.79)       --     (.79)
2003(c)                        14.33         .52         .75            (.05)             --    1.22        (.46)       --     (.46)
====================================================================================================================================
                                                                           Total Returns
                                                                         --------------------
                                                                                      Based
                                    Offering                                             on
                                   Costs and       Ending                            Common
                                   Preferred       Common                 Based       Share
                                       Share        Share       Ending       on         Net
                                Underwriting    Net Asset       Market   Market       Asset
                                   Discounts        Value        Value    Value**     Value**
=============================================================================================
MARYLAND PREMIUM
INCOME (NMY)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                                    $ --       $15.12       $15.78    15.64%      12.52%
2004                                      --        14.28        14.45   (10.77)        .64
2003                                      --        15.10        17.15    15.22       14.33
2002                                      --        14.04        15.73     4.77        7.71
2001                                      --        13.83        15.85    26.24       14.18

MARYLAND DIVIDEND
ADVANTAGE (NFM)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                                      --        15.13        15.63     6.22       11.60
2004                                      --        14.43        15.62     2.99        (.69)
2003                                     .01        15.47        16.08     9.98       15.55
2002                                      --        14.18        15.44     1.98        8.21
2001(a)                                 (.14)       13.90        15.99     8.02       (1.53)

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                                      --        15.45        15.41    14.71       12.22
2004                                      --        14.64        14.28    (2.90)      (1.16)
2003                                     .01        15.71        15.60    12.71       18.39
2002(b)                                 (.15)       14.01        14.61      .52        1.01

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                                      --        14.82        14.40    14.98       12.67
2004                                      --        13.88        13.24    (5.97)      (1.51)
2003(c)                                 (.20)       14.89        14.90     2.53        7.31
=============================================================================================
                                                                   Ratios/Supplemental Data
                           -----------------------------------------------------------------------------------------------------
                                               Before Credit/Reimbursement           After Credit/Reimbursement***
                                            ----------------------------------       ------------------------------
                                                                Ratio of Net                         Ratio of Net
                                              Ratio of            Investment           Ratio of        Investment
                                Ending        Expenses             Income to           Expenses         Income to
                                   Net      to Average               Average         to Average           Average
                                Assets      Net Assets            Net Assets         Net Assets        Net Assets
                            Applicable      Applicable            Applicable         Applicable        Applicable     Portfolio
                             to Common       to Common             to Common          to Common         to Common      Turnover
                           Shares (000)         Shares++              Shares++           Shares++          Shares++        Rate
================================================================================================================================
MARYLAND PREMIUM
INCOME (NMY)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                          $160,496            1.24%                 6.22%              1.23%             6.22%           10%
2004                           151,107            1.24                  6.54               1.23              6.55            16
2003                           159,415            1.26                  7.00               1.25              7.01            16
2002                           147,795            1.32                  7.33               1.31              7.34            13
2001                           145,201            1.31                  7.58               1.31              7.58             8

MARYLAND DIVIDEND
ADVANTAGE (NFM)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                            63,051            1.26                  6.11                .79              6.57            11
2004                            60,041            1.24                  6.34                .78              6.80            10
2003                            64,338            1.26                  6.54                .79              7.01            12
2002                            58,925            1.35                  6.81                .82              7.34            36
2001(a)                         57,740            1.17*                 4.33*               .75*             4.75*           10

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                            64,500            1.23                  5.74                .77              6.20            10
2004                            61,064            1.24                  5.90                .78              6.36            11
2003                            65,490            1.26                  6.07                .80              6.53            12
2002(b)                         58,370            1.22*                 5.55*               .79*             5.99*           21

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                            79,443            1.23                  5.40                .74              5.89            12
2004                            74,369            1.22                  5.59                .73              6.08            15
2003(c)                         79,700            1.18*                 5.01*               .70*             5.50*           13
================================================================================================================================
                                    Preferred Shares at End of Period
                              --------------------------------------------
                                Aggregate     Liquidation
                                   Amount       and Market           Asset
                              Outstanding            Value        Coverage
                                     (000)       Per Share       Per Share
==========================================================================
MARYLAND PREMIUM
INCOME (NMY)
--------------------------------------------------------------------------
Year Ended 5/31:
2005                              $79,100          $25,000         $75,726
2004                               79,100           25,000          72,758
2003                               79,100           25,000          75,384
2002                               79,100           25,000          71,712
2001                               79,100           25,000          70,891

MARYLAND DIVIDEND
ADVANTAGE (NFM)
--------------------------------------------------------------------------
Year Ended 5/31:
2005                               32,000           25,000          74,259
2004                               32,000           25,000          71,907
2003                               32,000           25,000          75,264
2002                               32,000           25,000          71,035
2001(a)                            32,000           25,000          70,109

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
--------------------------------------------------------------------------
Year Ended 5/31:
2005                               32,000           25,000          75,390
2004                               32,000           25,000          72,706
2003                               32,000           25,000          76,164
2002(b)                            32,000           25,000          70,601

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
--------------------------------------------------------------------------
Year Ended 5/31:
2005                               39,000           25,000          75,925
2004                               39,000           25,000          72,672
2003(c)                            39,000           25,000          76,090
==========================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period January 23, 2001 (commencement of operations) through May 31, 2001.
(b) For the period September 25, 2001 (commencement of operations) through May 31, 2002.
(c) For the period September 25, 2002 (commencement of operations) through May 31, 2003.

                                 See accompanying notes to financial statements.


                                  74-75 SPREAD

                               Financial Highlights (continued)
Selected data for a Common share outstanding throughout each period:
                                                            Investment Operations                           Less Distributions
                                      --------------------------------------------------------------  ------------------------------
                                                               Distributions   Distributions
                                                                    from Net            from                 Net
                           Beginning                              Investment         Capital          Investment   Capital
                              Common                     Net       Income to        Gains to           Income to  Gains to
                               Share         Net   Realized/       Preferred       Preferred              Common    Common
                           Net Asset  Investment  Unrealized          Share-          Share-              Share-    Share-
                               Value      Income  Gain (Loss)        holders+        holders+  Total     holders   holders    Total
====================================================================================================================================
VIRGINIA PREMIUM
INCOME (NPV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                          $14.95       $ .93      $  .93           $(.09)           $ --   $1.77       $(.90)     $ --   $ (.90)
2004                           15.93         .97        (.99)           (.05)             --    (.07)       (.91)       --     (.91)
2003                           14.69        1.00        1.21            (.07)             --    2.14        (.90)       --     (.90)
2002                           14.59        1.04         .03            (.11)             --     .96        (.86)       --     (.86)
2001                           13.36        1.08        1.21            (.25)             --    2.04        (.81)       --     (.81)

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                           14.42         .99        1.13            (.09)             --    2.03        (.93)       --     (.93)
2004                           15.43        1.02       (1.05)           (.05)             --    (.08)       (.93)       --     (.93)
2003                           14.23        1.02        1.10            (.07)             --    2.05        (.86)       --     (.86)
2002                           13.87        1.02         .32            (.13)             --     1.21       (.85)       --     (.85)
2001(a)                        14.33         .24        (.28)           (.05)             --    (.09)       (.21)       --     (.21)

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                           14.79         .96        1.13            (.09)           (.01)   1.99        (.89)     (.19)   (1.08)
2004                           16.02         .99       (1.22)           (.06)             --    (.29)       (.89)     (.05)    (.94)
2003                           14.31         .97        1.69            (.08)             --    2.58        (.84)     (.03)    (.87)
2002(b)                        14.33         .41         .09            (.04)             --     .46        (.35)       --     (.35)
====================================================================================================================================
                                                                             Total Returns
                                                                         --------------------
                                                                                      Based
                                    Offering                                             on
                                   Costs and       Ending                            Common
                                   Preferred       Common                 Based       Share
                                       Share        Share       Ending       on         Net
                                Underwriting    Net Asset       Market   Market       Asset
                                   Discounts        Value        Value    Value**     Value**
=============================================================================================
VIRGINIA PREMIUM
INCOME (NPV)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                                    $ --       $15.82       $17.65    24.54%      12.13%
2004                                      --        14.95        14.95   (10.70)       (.42)
2003                                      --        15.93        17.67    15.27       14.99
2002                                      --        14.69        16.17     6.64        6.71
2001                                      --        14.59        16.00    18.45       15.53

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                                      --        15.52        16.99    19.11       14.46
2004                                      --        14.42        15.07    (8.11)       (.50)
2003                                     .01        15.43        17.35    21.45       14.92
2002                                      --        14.23        15.09     5.10        8.89
2001(a)                                 (.16)       13.87        15.18     2.61       (1.73)

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                                      --        15.70        16.74    21.96       13.75
2004                                      --        14.79        14.65    (3.81)      (1.84)
2003                                      --        16.02        16.14    14.58       18.51
2002(b)                                 (.13)       14.31        14.90     1.71        2.30
=============================================================================================
                                                                     Ratios/Supplemental Data
                             -----------------------------------------------------------------------------------------------------
                                                 Before Credit/Reimbursement           After Credit/Reimbursement***
                                              ----------------------------------       ------------------------------
                                                                  Ratio of Net                         Ratio of Net
                                                Ratio of            Investment           Ratio of        Investment
                                  Ending        Expenses             Income to           Expenses         Income to
                                     Net      to Average               Average         to Average           Average
                                  Assets      Net Assets            Net Assets         Net Assets        Net Assets
                              Applicable      Applicable            Applicable         Applicable        Applicable     Portfolio
                               to Common       to Common             to Common          to Common         to Common      Turnover
                             Shares (000)         Shares++              Shares++           Shares++          Shares++        Rate
==================================================================================================================================
VIRGINIA PREMIUM
INCOME (NPV)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                            $140,340            1.20%                 5.98%              1.19%             5.99%           17%
2004                             132,122            1.20                  6.33               1.19              6.34            14
2003                             140,223            1.25                  6.61               1.24              6.62            17
2002                             128,655            1.28                  7.01               1.27              7.02            14
2001                             127,145            1.23                  7.51               1.21              7.53             7

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                              48,474            1.28                  6.13                .81              6.59            15
2004                              44,988            1.24                  6.39                .77              6.86             7
2003                              48,102            1.28                  6.45                .81              6.92            10
2002                              44,308            1.37                  6.68                .84              7.21            21
2001(a)                           43,155            1.27*                 4.76*               .80*             5.23*           20

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2005                              89,626            1.19                  5.74                .74              6.19            13
2004                              84,248            1.20                  5.99                .74              6.44            16
2003                              91,065            1.21                  6.01                .75              6.47            15
2002(b)                           81,325            1.14*                 5.00*               .70*             5.44*           12
==================================================================================================================================
                                   Preferred Shares at End of Period
                             --------------------------------------------
                               Aggregate     Liquidation
                                  Amount       and Market           Asset
                             Outstanding            Value        Coverage
                                    (000)       Per Share       Per Share
=========================================================================
VIRGINIA PREMIUM
INCOME (NPV)
-------------------------------------------------------------------------
Year Ended 5/31:
2005                             $63,800          $25,000         $79,992
2004                              63,800           25,000          76,772
2003                              63,800           25,000          79,946
2002                              63,800           25,000          75,413
2001                              63,800           25,000          74,822

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
-------------------------------------------------------------------------
Year Ended 5/31:
2005                              24,000           25,000          75,493
2004                              24,000           25,000          71,863
2003                              24,000           25,000          75,106
2002                              24,000           25,000          71,154
2001(a)                           24,000           25,000          69,953

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
-------------------------------------------------------------------------
Year Ended 5/31:
2005                              42,000           25,000          78,349
2004                              42,000           25,000          75,148
2003                              42,000           25,000          79,206
2002(b)                           42,000           25,000          73,408
=========================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period January 26, 2001 (commencement of operations) through May 31, 2001.
(b) For the period November 15, 2001 (commencement of operations) through May 31, 2002.

                                 See accompanying notes to financial statements.


                                  76-77 SPREAD

                        Board Members
                               AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             155
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Director (since 1996)
                                                          of Institutional Capital Corporation; Chairman and Director
                                                          (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               155
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       155
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                155
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (2004) as Chairman, JPMorgan Fleming Asset                    153
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          currently a member of the American and Wisconsin
                                                          Bar Associations.


                                       78

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman, formerly, Senior Partner and Chief Operating                155
9/24/44                                                   Officer, Miller-Valentine Partners Ltd., a real estate
333 W. Wacker Drive                                       investment company; formerly, Vice President, Miller-Valentine
Chicago, IL 60606                                         Realty, a construction company; Board Member and Chair of the
                                                          Finance Committee, member of the Audit Committee of Premier
                                                          Health Partners, the not-for-profit company of Miami
                                                          Valley Hospital; Board Member, formerly Chair, Dayton
                                                          Development Coalition; President, Dayton Philharmonic
                                                          Orchestra Association; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     155
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance (since 1997),          155
1/22/50                                                   Northwestern University; Director (since 2003), Chicago
333 W. Wacker Drive                                       Board of Options Exchange; Director (since 2003), National
Chicago, IL 60606                                         Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997),
                                                          Board of Directors, Rubicon, an insurance company owned
                                                          by Northwestern University; Director (since 1997),
                                                          Evanston of Commerce and Evanston Inventure, a business
                                                          development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               155
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President
                                                          (since 2000), of Nuveen Asset Management; Managing
                                                          Director (since 2004) and Assistant Secretary (since 1994)
                                                          of Nuveen Investments, Inc.; Assistant Secretary of NWQ
                                                          Investment Management Company, LLC (since 2002); Vice
                                                          President and Assistant Secretary of Nuveen Investments
                                                          Advisers Inc. (since 2002); Managing Director, Associate
                                                          General Counsel and Assistant Secretary of Rittenhouse
                                                          Asset Management, Inc. (since 2003); Chartered
                                                          Financial Analyst.


                                       79

                        Board Members
                              AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), previously, Vice President            155
9/22/63                                                   (since 2002), formerly, Assistant Vice President (since 1999)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 155
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999);               155
11/28/67                       and Treasurer              Vice President and Treasurer of Nuveen Investments, Inc.
333 W. Wacker Drive                                       (since 1999); Vice President and Treasurer of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp (since 1999)(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc.;
                                                          Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002) and Assistant General Counsel             155
9/24/64                        and Secretary              (since 1998), formerly, Assistant Vice President (since 1998) of
333 W. Wacker Drive                                       Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); and (since 2005) Nuveen
                                                          Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            155
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory Corp.
Chicago, IL 60606                                         and Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 155
3/2/64                                                    LLC; Managing Director (since 2001), formerly, Vice President
333 W. Wacker Drive                                       (since 1995) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.(3); Managing Director (since 2001) of Nuveen
                                                          Asset Management; Vice President (since 2002) of Nuveen
                                                          Investment Advisers Inc.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         155
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         155
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Complliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp. (3); formerly, Senior Attorney (1994 to 2004), The Northern
                                                          Trust Company.


                                       80

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    155
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999) of Nuveen Investments, LLC.               155
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             155
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc. and of Nuveen
                                                          Asset Management; Vice President (since 2000), Assistant
                                                          Secretary and Assistant General Counsel (since 1998) of
                                                          Rittenhouse Asset Management; Vice President and Assistant
                                                          Secretary of Nuveen Investments Advisers Inc. (since 2002);
                                                          Assistant Secretary of NWQ Investment Management
                                                          Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



At a meeting held on May 10-12, 2005, the Board of Trustees of each Fund, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

THE APPROVAL PROCESS
To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") and if available, with recognized or, in certain cases, customized benchmarks; the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the advisory fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of advisory contracts for the fixed income funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, such as the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Funds with a less seasoned portfolio, the Trustees also noted the hedging program implemented for such Funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable Fund's duration within certain benchmarks.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER
As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group and, if available, its performance compared to recognized and, in certain cases, customized benchmarks. Further, in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

For state municipal funds, such as the Funds, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one, three and five year total returns (as available) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all the funds in the Peer Group, subject to the following. Certain state municipal Funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The closed-end Funds that utilize such indices are from Connecticut, Georgia, Maryland, Missouri, North Carolina, Texas and Virginia. Based on their review, the Trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
     1. FEES AND EXPENSES
     In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
     The Trustees further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)


     are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

     3. PROFITABILITY OF ADVISER
     In conjunction with its review of fees, the Trustees also considered NAM's profitability. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

     In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE
In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. With respect to Funds with outstanding preferred shares and new Funds, the Trustees considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS
Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers. As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered for each Fund the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. APPROVAL
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved, and that the new, post-change of control NAM Investment Management Agreements be approved and recommended to shareholders.

REINVEST AUTOMATICALLY
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

OTHER USEFUL
      INFORMATION


Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE
Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

(Sidebar)

BOARD OF DIRECTORS/TRUSTEES
ROBERT P. BREMNER
LAWRENCE H. BROWN
JACK B. EVANS
WILLIAM C. HUNTER
DAVID J. KUNDERT
WILLIAM J. SCHNEIDER
TIMOTHY R. SCHWERTFEGER
JUDITH M. STOCKDALE
EUGENE S. SUNSHINE

FUND MANAGER
NUVEEN ASSET MANAGEMENT
333 WEST WACKER DRIVE
CHICAGO, IL 60606

CUSTODIAN
STATE STREET BANK & TRUST
BOSTON, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
STATE STREET BANK & TRUST
NUVEEN FUNDS
P.O. BOX 43071
PROVIDENCE, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
CHAPMAN AND CUTLER LLP
CHICAGO, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP
CHICAGO, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

NUVEEN INVESTMENTS:
SERVING INVESTORS
          FOR GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


(Sidebar)
                                        o Share prices
                                        o Fund details
           LEARN MORE                   o Daily financial news
ABOUT NUVEEN FUNDS AT                   o Investor education
   WWW.NUVEEN.COM/ETF                   o Interactive planning tools


Logo: NUVEEN Investments

                                                                     EAN-A-0505D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                  Nuveen Maryland Premium Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                            AUDIT FEES BILLED        AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                                TO FUND               BILLED TO FUND            BILLED TO FUND      BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2005                                            $ 11,195                        $ 0                    $ 417         $ 2,650
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2004                                            $ 10,613                        $ 0                    $ 402         $ 2,450
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES       TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND         ADVISER AND            BILLED TO ADVISER
                                             AFFILIATED FUND          AFFILIATED FUND         AND AFFILIATED FUND
                                            SERVICE PROVIDERS        SERVICE PROVIDERS         SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
May 31, 2005                                                 $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------
May 31, 2004                                                 $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                        N/A                      N/A
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                  AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                   PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                  RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2005                                             $ 3,067                  $ 282,575                      $ 0       $ 285,642
May 31, 2004                                             $ 2,852                        $ 0                      $ 0         $ 2,852

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Maryland Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: August 8, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 8, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 8, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.